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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file
number 811-06463
AIM International Mutual Funds

(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 100 Houston, Texas 77046

(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 100 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 10/31
Date of reporting period: 10/31/09

Item 1. Reports to Stockholders.

Annual Report to Shareholders	October 31, 2009

AIM Asia Pacific Growth Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
20	Financial Highlights
21	Auditor’s Report
22	Fund Expenses
23	Approval of Investment Advisory and Sub-Advisory Agreements
26	Tax Information
T-1	Trustees and Officers
EX-99.CODE ETH
EX-99.CERT
EX-99.906CERT

Letters to Shareholders

      Philip Taylor
Dear Shareholders:
While the year covered by this report was difficult, economic conditions and market trends appeared more favorable at the close of the fiscal year than at its start. The 12 months ended October 31, 2009, included a sharp market sell-off in late 2008 that continued into early 2009 — when an abrupt rebound began.
Increased communication
This volatility prompted a greater-than-usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com.
     Your questions, comments and suggestions gave me better insight into what was on your minds. As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch with and share our views with you. We increased the number of “Investment Perspective” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates. I hope you’ll take a moment to read them and let me know if you find them useful.
     To access your Fund’s latest quarterly commentary, click on “Products and Performance” at the top of our website; next, select “Mutual Funds”; and then click on “Quarterly Commentary.”
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a rather robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward — often anticipating economic improvement or deterioration well before it arrives. In his most recent Monetary Report to the Congress, U.S. Federal Reserve Board Chairman Ben Bernanke testified that he anticipates a gradual economic recovery in 2010 with some acceleration in growth in 2011.1 I hope his guarded optimism proves to be accurate.
     Until then, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007, and just 2.7% in 2008.2 That same estimate suggests Americans saved 3.7% and 4.9% of their disposable personal income in the first and second quarters of 2009, respectively.2
     While a sustained reduction in consumer spending could delay or weaken a recovery, many families have decided that spending less and saving more makes sense — and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
     Markets rise and fall, and sharp, sudden rebounds can often be followed by unpleasant, abrupt market downturns. While it may be difficult to save and invest more, and to do so over a long time horizon — particularly in periods of economic hardship — it really is a reliable way to build an investment portfolio.
     If you’ve made a similar decision, it’s important that you work with an experienced, trusted financial advisor. A financial advisor can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest3 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
     Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
     If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246. If you have comments for me, I encourage you to email me at phil@invescoaim.com.
     Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1 U.S. Federal Reserve; 2 Bureau of Economic Analysis; 3 Pensions & Investments

2	AIM Asia Pacific Growth Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the economy and financial markets have shown some signs of hope, investors remain rightfully cautious. Staying with an appropriately diversified investment program focused on your individual long-term goals can be a wise course in such uncertain times. We believe the route to financial success is more like a marathon than a sprint.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your money and your trust. As always, we seek to manage costs and enhance performance in ways that put your interests first.
     We are near the end of a busy 2009 proxy season, during which Invesco Aim Advisors, Inc.’s proxy committee votes on your behalf on issues put to a shareholder vote by the companies whose stock the Funds hold. This year, after careful case-by-case analysis by committee members and portfolio managers, the proxy committee voted with corporate management less often than in previous years, focusing on the issues of board independence, Say-On-Pay initiatives, and stock option re-pricing in light of the market’s decline. The committee remained committed to supporting non-binding Say-on-Pay proposals and abstaining from voting on social issues.
     At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Click the “About Us” tab at the top of the home page; click “Legal Information”; and then click “Investment Advisory Agreement Renewals.”
     The website also contains news and market information, investment education, planning information, current reports and prospectuses for all the AIM Funds. I highly recommend it to you.
     You are always welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming months.
Sincerely,

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

3	AIM Asia Pacific Growth Fund

Management’s Discussion of Fund Performance

 Performance summary
For the fiscal year ended October 31, 2009, the tremendous strength experienced by Asian (ex Japanese) equities was reflected in the performance of AIM Asia Pacific Growth Fund’s Class A shares at net asset value, which returned 68.81% for the fiscal year. This is compared with the MSCI All Country Asia Pacific Ex-Japan Index which returned 65.84% and the Lipper Pacific Region Ex-Japan Funds Index which returned 62.35%. Strong stock selection and a significant overweight to the consumer discretionary sector were the largest contributors to relative outperformance. In contrast, select holdings in Australia, Thailand and India detracted from Fund performance.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/08 to 10/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	68.81%

Class B Shares	67.55

Class C Shares	67.43

Class Y Shares	69.16

MSCI EAFE Index▼ (Broad Market Index)	27.71

MSCI All Country Asia Pacific Ex-Japan Index▼ (Style-Specific Index)	65.84

Lipper Pacific Region Ex-Japan Funds Index▼ (Peer Group Index)	62.35

▼ Lipper Inc.

How we invest
When selecting stocks for your Fund, we employ a disciplined investment strategy that emphasizes fundamental research, supported by both quantitative analysis and portfolio construction techniques. Our “EQV” (Earnings, Quality, Valuation) strategy focuses primarily on identifying quality companies that have experienced, or exhibit the potential for, accelerating or above average earnings growth but whose stock prices do not fully reflect these attributes.
     While research responsibilities within the portfolio management team are focused by market capitalization, such as large- or mid/small-cap, we select investments for the Fund by using a bottom-up investment approach. This means that we construct the Fund primarily on a stock-by-stock basis. We focus on the strengths of individual companies rather than sectors, countries or market-cap trends.
     We believe disciplined sell decisions are key to successful investing. We consider selling a stock for one of the following reasons:
■ A company’s fundamentals deteriorate or it posts disappointing earnings.
■ A stock’s price seems overvalued.
■ A more attractive opportunity becomes available.

Market conditions and your Fund
Asian equities experienced modest declines earlier in the period followed by a sharp rebound from about February on.

Early declines, driven by the crisis in Western financial systems combined with deepening global recession, led to declines in Asian exports and economic activity. This prompted aggressive interest rate cuts and the implementation of substantial stimulus measures from authorities across the region in an effort to slow the pace of deterioration. Structural strength in many Asian markets enabled governments, corporations and consumers to take advantage of this stimulus leading to a sharp increase in economic activity from domestic demand. Strengthening economic data and improved earnings were the principal drivers for the region’s equity markets over the second half of the period — as even those countries still experiencing overall economic contraction saw the pace of decline slow significantly. The improving economy led investors to consider riskier securities and provided further impetus to the market rally that began earlier in the year.
     In this environment, the Fund’s Class A shares at net asset value returned 68.81% for the fiscal year, outperforming both the Fund’s style-specific benchmark, the MSCI All Country Asia Pacific Ex-Japan Index, and its Lipper peer group index, the Lipper Pacific Region Ex-Japan Funds Index, which returned 65.84% and 62.35%, respectively.1
     In broad geographic terms, all countries where the Fund was invested delivered positive double-digit absolute results. In China and Indonesia, Fund holdings delivered triple-digit results. Relative to the MSCI All Country Asia Pacific Ex-Japan Index, strong stock selection in Indonesia, China, Taiwan and Malaysia were key drivers of outperformance. Exposures in the Fund are not driven by index allocations but by where

Portfolio Composition
By Sector

Consumer Discretionary	23.0%

Financials	20.8

Industrials	12.5

Health Care	7.8

Information Technology	7.7

Consumer Staples	6.7

Materials	5.3

Utilities	4.7

Telecommunication Services	3.8

Energy	2.8

Money Market Funds Plus Other Assets Less Liabilities	4.9

Top 10 Equity Holdings*

1. SM Investments Corp.	3.1%

2. CNOOC Ltd.-ADR	2.8

3. Kossan Rubber Industries Berhad	2.6

4. PT Summarecon Agung Tbk	2.6

5. PT Astra International Tbk	2.6

6. CSL Ltd.	2.5

7. BHP Billiton Ltd.	2.4

8. Cheung Kong (Holdings) Ltd.	2.3

9. Stella International Holdings Ltd.	2.3

10. Parkson Holdings Berhad	2.2

Total Net Assets	$401.8 million

Total Number of Holdings*	67
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	AIM Asia Pacific Growth Fund

we find the highest quality growth opportunities. This approach led to an overweight in Indonesia, a market that was up more than 120% for the period. The Fund’s overweight exposure to this strong region was a key driver of relative performance. Despite strong results, select holdings in Australia, Thailand and India detracted from relative results.
     Similar to the broad geographic success, all Fund sector exposures delivered double-digit gains as well. Relative to the MSCI All Country Asia Pacific Ex-Japan Index, strong stock selection combined with a significant overweight to the consumer discretionary sector was the largest contributor to relative success. Triple-digit returns were seen in this sector with particular strength in the auto components, automobiles and retailing industries.
     The rapid growth in the Asian consumer segment may come as a surprise, especially since consumer confidence in the U.S. still appears to be fragile. However, strong consumer and corporate balance sheets and a healthy banking sector allowed most Asian emerging economies to respond positively and rapidly to fiscal and monetary stimulus during the period’s early downturn and recover faster than developed markets. For instance, in the month of October, the Chinese government reported that consumers spent a sizeable amount of money, increasing their spending over the same period by a significant percent. In the U.S., retail sales fell versus the prior year. In addition to spending, the savings rate in most emerging Asian markets remained robust with Chinese consumers generally saving significantly more of their earnings than U.S. consumers.
     Overall Fund results were also supported by the Fund’s all-cap flexibility. An overweight exposure in small-cap names, which saw a sharp rebound over the period, contributed favorably to relative results. An increased risk appetite led investors to generally favor more cyclical and small-cap equities to defensive stocks. Although valuations in international small caps rose, we believed opportunities in smaller, less followed companies were available.
     Over the fiscal year, we purchased 14 new stocks in the portfolio while selling 21. Stock selection in the portfolio is driven by the underlying fundamentals of a company versus any top down macroeconomic views. That being said, the Fund’s exposure to the consumer discretionary sector saw a sharp increase over the period due to a combination of new purchases and appreciation. Several new additions were made in the utilities sector as well. In contrast, select names in the telecommunication services and information technology sectors were sold bringing down the Fund’s exposure to these sectors.
     Asia benefits from a population base with generally high levels of savings, an educated and motivated workforce and improving infrastructure. These qualities have led to improvements in productivity, which attracted corporate investment, and in turn has led to wage growth and consumption of consumer goods. Asia’s banking system, with conservative loan to deposit ratios, also provided Asian businesses with the ability to access capital, further supporting the growth outlook. These characteristics have helped differentiate Asia from Western economies and have been the key drivers of strong recent growth.
     Despite the structural and economic strength seen in Asia, it’s important to note that global valuations are reverting to historical norms and doubts regarding global economic recovery still exist. Despite the fine run we have recently seen, we would like to caution investors against making investment decisions based on short-term performance. We believe prudent securities selection and evaluation should play a substantial role in long-term investment plans.
     We welcome any new investors who have joined the Fund during the reporting period, and to all of our shareholders we say thank you for your continued investment in AIM Asia Pacific Growth Fund.
1 Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Shuxin Cao
Chartered Financial Analyst, senior portfolio manager, is co-manager of AIM Asia Pacific Growth Fund. Mr. Cao joined Invesco Aim in 1997. He graduated from Tianjin Foreign Language Institute with a B.A. in English. Mr. Cao also earned an M.B.A. from Texas A&M University and is a certified public accountant.
Mark Jason
Chartered Financial Analyst, portfolio manager, is co-manager of AIM Asia Pacific Growth Fund. Mr. Jason joined Invesco Aim in 2001 as a senior equity analyst. He spent more than five years focusing on Asian and Latin American stocks before assuming his current duties in 2007. Mr. Jason earned both a B.S. in real estate and a B.S. in finance from the University of California at Northridge.
Barrett Sides
Senior portfolio manager, is co-manager of AIM Asia Pacific Growth Fund. Mr. Sides joined Invesco Aim in 1990. He graduated with a B.S. in economics from Bucknell University. Mr. Sides also earned an M.B.A. in international business from the University of St. Thomas.
Assisted by the Asia Pacific/Latin
America Teams

5	AIM Asia Pacific Growth Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes with Sales Charges since Inception
Index data from 10/31/97, Fund data from 11/3/97

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our web site – invescoaim.com. More detail is available to you at that site.

6	AIM Asia Pacific Growth Fund

Average Annual Total Returns
As of 10/31/09, including maximum applicable
sales charges

Class A Shares

Inception (11/3/97)	8.18%

10 Years	9.01

5 Years	13.15

1 Year	59.50

Class B Shares

Inception (11/3/97)	8.20%

10 Years	9.05

5 Years	13.36

1 Year	62.55

Class C Shares

Inception (11/3/97)	7.89%

10 Years	8.86

5 Years	13.59

1 Year	66.43

Class Y Shares

10 Years	9.65%

5 Years	14.48

1 Year	69.16
Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is November 3, 1997.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in

Average Annual Total Returns
As of 9/30/09, the most recent calendar quarter-end,
including maximum applicable sales charges

Class A Shares

Inception (11/3/97)	8.24%

10 Years	9.32

5 Years	13.75

1 Year	18.01

Class B Shares

Inception (11/3/97)	8.26%

10 Years	9.36

5 Years	13.98

1 Year	18.92

Class C Shares

Inception (11/3/97)	7.96%

10 Years	9.17

5 Years	14.21

1 Year	22.92

Class Y Shares

10 Years	9.96%

5 Years	15.09

1 Year	25.11
net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.68%, 2.43%, 2.43% and 1.43%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.69%, 2.44%, 2.44% and 1.44%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the advisor not waived fees and/ or reimbursed expenses in the past, performance would have been lower.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.
1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2010. See current prospectus for more information.

7	AIM Asia Pacific Growth Fund

AIM Asia Pacific Growth Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of October 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco Aim.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher, and there may be delays in settlement procedures.

■	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

■	The prices of securities held by the Fund may decline in response to market risks.

■	Investing in a fund that invests in smaller companies involves risks not associated with investing in more established companies, such as business risk, stock price fluctuations and illiquidity.
■	Although the Fund’s returns during certain periods were positively affected by its investments in initial public offerings (IPOs), there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

About indexes used in this report
■	The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

■	The MSCI All Country Asia Pacific Ex-Japan Index measures the performance of securities listed on stock exchanges of 12 countries in the Asia-Pacific region including developed and emerging countries but excluding Japan.

■	The Lipper Pacific Region Ex-Japan Funds Index is an equally weighted representation of the largest funds in the Lipper Pacific Region Ex-Japan Funds category. These funds seek to concentrate their investments in equity securities with primary trading markets or operations concentrated in the Pacific region (including Asian countries) and that specifically do not invest in Japan.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ASIAX
Class B Shares	ASIBX
Class C Shares	ASICX
Class Y Shares	ASIYX

8	AIM Asia Pacific Growth Fund

Schedule of Investments

October 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–95.14%
Australia–13.98%
BHP Billiton Ltd.	296,960	$9,748,457

Coca-Cola Amatil Ltd.	500,000	4,741,266

Cochlear Ltd.	133,000	7,619,729

Computershare Ltd.	495,136	4,791,527

CSL Ltd.	357,960	10,060,124

QBE Insurance Group Ltd.	386,885	7,784,585

Toll Holdings Ltd.	599,674	4,527,525

Woolworths Ltd.	269,146	6,882,158

		56,155,371

China–13.82%
CNOOC Ltd.–ADR	76,600	11,408,804

Haitian International Holdings Ltd.	10,118,000	4,517,110

Industrial and Commercial Bank of China Ltd.–Class H	10,786,000	8,579,098

Minth Group Ltd.	5,884,000	6,060,920

Stella International Holdings Ltd.	4,792,000	9,107,539

Want Want China Holdings Ltd.	7,186,000	4,192,144

Xinao Gas Holdings Ltd.	1,554,000	3,301,408

Xinyi Glass Holdings Co. Ltd.	10,590,000	8,343,920

		55,510,943

Hong Kong–9.32%
Cheung Kong (Holdings) Ltd.	724,000	9,172,762

Dickson Concepts (International) Ltd.	5,426,000	2,526,854

Esprit Holdings Ltd.	341,400	2,234,986

Hongkong Land Holdings Ltd.	1,064,000	4,987,945

Hutchison Whampoa Ltd.	1,202,000	8,414,992

Li & Fung Ltd.	602,200	2,493,748

Paliburg Holdings Ltd.	11,613,240	3,378,329

Regal Hotels International Holdings Ltd.	11,344,000	4,212,282

		37,421,898

India–2.28%
Bharat Heavy Electricals Ltd.	53,486	2,481,382

Infosys Technologies Ltd.	143,608	6,688,311

		9,169,693

Indonesia–10.15%
PT Astra International Tbk	3,205,500	10,354,948

PT Bank Central Asia Tbk	14,732,000	6,965,101

PT Indocement Tunggal Prakarsa Tbk	6,781,500	7,737,057

PT Perusahaan Gas Negara	14,310,500	5,321,610

PT Summarecon Agung Tbk	174,963,500	10,398,198

		40,776,914

Malaysia–9.59%
Digi.com Berhad	533,800	3,407,373

Goldis Berhad	9,070,500	3,301,356

Kossan Rubber Industries Berhad	7,048,900	10,405,584

Parkson Holdings Berhad	6,080,100	8,999,955

Public Bank Berhad	2,817,900	8,772,260

YTL Cement Berhad	3,023,600	3,659,331

		38,545,859

Philippines–10.94%
Ayala Corp.	886,370	5,360,452

First Gen Corp.(a)(b)	1,919,100	631,073

First Gen Corp.(b)	6,217,700	2,044,615

GMA Holdings, Inc.–PDR(a)(c)	1,468,000	235,634

GMA Holdings, Inc.–PDR(c)	50,548,000	8,113,627

Manila Water Co.	6,183,300	2,081,640

Philippine Long Distance Telephone Co.	143,760	7,752,323

PNOC Energy Development Corp.(a)	2,918,750	252,257

PNOC Energy Development Corp.	59,920,000	5,178,679

SM Investments Corp.	1,886,235	12,311,560

		43,961,860

Singapore–4.15%
Keppel Corp. Ltd.	1,484,000	8,514,883

Singapore Technologies Engineering Ltd.	1,126,000	2,271,688

United Overseas Bank Ltd.	492,000	5,879,511

		16,666,082

South Korea–7.41%
CJ CheilJedang Corp.	25,381	4,323,811

CJ Corp.	75,690	3,047,612

Hyundai Department Store Co., Ltd.	59,700	5,710,649

Hyundai Development Co.	69,480	2,081,324

Hyundai H&S Co., Ltd.	46,500	3,310,661

Hyundai Mobis	30,090	3,928,898

Lotte Confectionery Co., Ltd.	4,034	4,085,652

MegaStudy Co., Ltd.	6,724	1,404,450

S1 Corp.	46,800	1,883,534

		29,776,591

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM Asia Pacific Growth Fund

	Shares	Value

Taiwan–5.89%
Delta Electronics Inc.	1,056,388	$2,946,882

MediaTek Inc.	375,440	5,314,708

Taiwan Mobile Co., Ltd.	2,237,298	3,991,712

Taiwan Semiconductor Manufacturing Co. Ltd.	3,825,464	6,957,344

Wistron Corp.	2,646,688	4,446,285

		23,656,931

Thailand–7.61%
BEC World PCL	5,637,100	3,739,636

CP ALL PCL	4,656,700	2,623,128

Kasikornbank PCL	3,222,500	7,813,310

Major Cineplex Group PCL	21,007,700	4,533,947

Siam Commercial Bank PCL	3,512,400	7,948,284

Thai Stanley Electric PCL–Class F	1,260,100	3,928,844

		30,587,149

Total Common Stocks & Other Equity Interests (Cost $318,408,408)		382,229,291

Money Market Funds–3.39%
Liquid Assets Portfolio–Institutional Class(d)	6,813,725	6,813,725

Premier Portfolio–Institutional Class(d)	6,813,725	6,813,725

Total Money Market Funds (Cost $13,627,450)		13,627,450

TOTAL INVESTMENTS–98.53% (Cost $332,035,858)		395,856,741

OTHER ASSETS LESS LIABILITIES–1.47%		5,897,624

NET ASSETS–100.00%		$401,754,365

Investment Abbreviations:

ADR	– American Depositary Receipt
PDR	– Philippine Deposit Receipts

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2009 was $1,118,964, which represented 0.28% of the Fund’s Net Assets.
(b)	Non-income producing security.
(c)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of this security as of October 31, 2009 represented 2.08% of the Fund’s Net Assets. See Note 4.
(d)	The money market fund and the Fund are affiliated by having the same investment advisor.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM Asia Pacific Growth Fund

Statement of Assets and Liabilities

October 31, 2009

Assets:
Investments, at value (Cost $318,408,408)	$382,229,291

Investments in affiliated money market funds, at value and cost	13,627,450

Total investments, at value (Cost $332,035,858)	395,856,741

Foreign currencies, at value (Cost $14,474,549)	14,565,864

Receivables for:
Investments sold	587,348

Fund shares sold	964,555

Dividends	135,067

Investment for trustee deferred compensation and retirement plans	27,165

Other assets	19,300

Total assets	412,156,040

Liabilities:
Payables for:
Investments purchased	4,261,492

Fund shares reacquired	4,533,860

Amount due custodian	227,766

Accrued fees to affiliates	308,966

Accrued other operating expenses	1,009,539

Trustee deferred compensation and retirement plans	60,052

Total liabilities	10,401,675

Net assets applicable to shares outstanding	$401,754,365

Net assets consist of:
Shares of beneficial interest	$359,813,037

Undistributed net investment income	4,686,466

Undistributed net realized gain (loss)	(26,636,764)

Unrealized appreciation	63,891,626

$401,754,365

Net Assets:
Class A	$298,981,736

Class B	$35,177,632

Class C	$55,810,357

Class Y	$11,784,640

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class A	13,449,451

Class B	1,673,202

Class C	2,667,750

Class Y	529,000

Class A:
Net asset value per share	$22.23

Maximum offering price per share
(Net asset value of $22.23 divided by 94.50%)	$23.52

Class B:
Net asset value and offering price per share	$21.02

Class C:
Net asset value and offering price per share	$20.92

Class Y:
Net asset value and offering price per share	$22.28

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM Asia Pacific Growth Fund

Statement of Operations

For the year ended October 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $968,676)	$9,294,776

Dividends from affiliates	376,436

Total investment income	9,671,212

Expenses:
Advisory fees	2,795,483

Administrative services fees	99,075

Custodian fees	329,479

Distribution fees:
Class A	558,015

Class B	281,346

Class C	416,169

Transfer agent fees	1,140,124

Trustees’ and officers’ fees and benefits	26,140

Other	243,832

Total expenses	5,889,663

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(32,407)

Net expenses	5,857,256

Net investment income	3,813,956

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(3,563))	(24,417,942)

Foreign currencies	(72,360)

(24,490,302)

Change in net unrealized appreciation of:
Investment securities (net of foreign taxes on holdings of $657,523)	178,729,385

Foreign currencies	209,902

178,939,287

Net realized and unrealized gain	154,448,985

Net increase in net assets resulting from operations	$158,262,941

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM Asia Pacific Growth Fund

Statement of Changes in Net Assets

For the years ended October 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$3,813,956	$6,858,483

Net realized gain (loss)	(24,490,302)	(2,447,864)

Change in net unrealized appreciation (depreciation)	178,939,287	(421,814,809)

Net increase (decrease) in net assets resulting from operations	158,262,941	(417,404,190)

Distributions to shareholders from net investment income:
Class A	(4,688,286)	(3,795,249)

Class B	(215,906)	(99,294)

Class C	(303,014)	(143,490)

Class Y	(113,956)	—

Total distributions from net investment income	(5,321,162)	(4,038,033)

Distributions to shareholders from net realized gains:
Class A	—	(61,909,244)

Class B	—	(9,486,893)

Class C	—	(13,709,431)

Total distributions from net realized gains	—	(85,105,568)

Share transactions–net:
Class A	(4,247,043)	(82,788,560)

Class B	(5,682,137)	(12,163,274)

Class C	(2,774,968)	(16,048,978)

Class Y	3,455,633	5,629,069

Net increase (decrease) in net assets resulting from share transactions	(9,248,515)	(105,371,743)

Net increase (decrease) in net assets	143,693,264	(611,919,534)

Net assets:
Beginning of year	258,061,101	869,980,635

End of year (includes undistributed net investment income of $4,686,466 and $5,252,340, respectively)	$401,754,365	$258,061,101

Notes to Financial Statements

October 31, 2009

NOTE 1—Significant Accounting Policies

AIM Asia Pacific Growth Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the

13        AIM Asia Pacific Growth Fund

security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

14        AIM Asia Pacific Growth Fund

D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15        AIM Asia Pacific Growth Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the “Advisor” or “Invesco Aim”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.935%

Next $250 million	0.91%

Next $500 million	0.885%

Next $1.5 billion	0.86%

Next $2.5 billion	0.835%

Next $2.5 billion	0.81%

Next $2.5 billion	0.785%

Over $10 billion	0.76%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisors”) the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).
  Effective July 1, 2009, the Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 2.25%, 3.00%, 3.00% and 2.00% of average daily net assets, respectively, through at least February 28, 2011. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. (“Invesco”) described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The Advisor did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Advisor has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended October 31, 2009, the Advisor waived advisory fees of $18,816.
  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $1,100.
  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2009, the expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C and Class Y shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of each class of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2009, IADI advised the Fund that IADI retained $55,142 in front-end sales commissions from the sale of Class A shares and $3,617, $64,194 and $8,674 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

16        AIM Asia Pacific Growth Fund

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2009. The level, assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Australia	$—	$56,155,371	$—	$56,155,371

China	15,925,914	39,585,029	—	55,510,943

Hong Kong	—	37,421,898	—	37,421,898

India	—	9,169,693	—	9,169,693

Indonesia	—	40,776,914	—	40,776,914

Malaysia	3,659,331	34,886,528	—	38,545,859

Philippines	—	43,961,860	—	43,961,860

Singapore	—	16,666,082	—	16,666,082

South Korea	—	29,776,591	—	29,776,591

Taiwan	—	23,656,931	—	23,656,931

Thailand	7,948,284	22,638,865	—	30,587,149

United States	13,627,450	—	—	13,627,450

Total Investments	$41,160,979	$354,695,762	—	$395,856,741

NOTE 4—Investments in Other Affiliates

The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the investments in affiliates for the year ended October 31, 2009.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	10/31/08	at Cost	from Sales	Appreciation	Gain (Loss)	10/31/09	Income

GMA Holdings, Inc.–PDR(a)	$4,573,071	$—	$(208,632)	$4,082,046	$(97,224)	$8,349,261	$293,204

(a)	As of October 31, 2009, this security is no longer considered an affiliate of the Fund.

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2009, the Fund engaged in securities sales of $42,413, which resulted in net realized gains (losses) of $(3,563).

17        AIM Asia Pacific Growth Fund

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2009, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $12,491.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2009, the Fund paid legal fees of $3,443 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2009 and 2008:

	2009	2008

Ordinary income	$5,321,162	$20,571,142

Long-term capital gain	—	68,572,459

Total distributions	$5,321,162	$89,143,601

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$4,757,241

Net unrealized appreciation — investments	63,167,416

Net unrealized appreciation — other investments	70,743

Temporary book/tax differences	(63,363)

Capital loss carryforward	(25,990,709)

Shares of beneficial interest	359,813,037

Total net assets	$401,754,365

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of October 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2016	$964,290

October 31, 2017	25,026,419

Total capital loss carryforward	$25,990,709

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

18        AIM Asia Pacific Growth Fund

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2009 was $78,399,219 and $98,432,753, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$95,063,587

Aggregate unrealized (depreciation) of investment securities	(31,896,171)

Net unrealized appreciation of investment securities	$63,167,416

Cost of investments for tax purposes is $332,689,325.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of litigation proceeds, on October 31, 2009, undistributed net investment income was increased by $941,332, undistributed net realized gain (loss) was decreased by $937,768 and shares of beneficial interest decreased by $3,564. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

	Summary of Share Activity

	Year ended October 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Class A	3,454,120	$60,680,266	4,613,156	$121,544,675

Class B	289,173	4,891,901	433,222	10,960,605

Class C	802,180	13,499,209	884,628	22,316,753

Class Y(b)	266,298	4,623,630	329,465	5,747,508

Issued as reinvestment of dividends:
Class A	339,936	4,419,172	2,141,494	59,983,256

Class B	16,479	204,009	340,688	8,987,340

Class C	22,771	280,539	485,504	12,749,319

Class Y	8,633	112,231	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	200,311	3,215,180	466,651	11,453,713

Class B	(211,152)	(3,215,180)	(496,690)	(11,453,713)

Reacquired:(c)
Class A(b)	(4,554,456)	(72,561,661)	(11,605,998)	(275,770,204)

Class B	(530,054)	(7,562,867)	(949,454)	(20,657,506)

Class C	(1,144,906)	(16,554,716)	(2,344,095)	(51,115,050)

Class Y	(67,768)	(1,280,228)	(7,628)	(118,439)

Net increase (decrease) in share activity	(1,108,435)	$(9,248,515)	(5,709,057)	$(105,371,743)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 7% of the outstanding shares of the Fund. IADI has an agreement with this entity to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	326,848	$5,710,032

Class A	(326,848)	(5,710,032)

(c)	Net of redemption fees of $32,065 and $64,912 allocated among the classes based on relative net assets of each class for the years ended October 31, 2009 and 2008, respectively. .

19        AIM Asia Pacific Growth Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset	Net	(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	investment	securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period(b)	Return(c)	(000s omitted)	absorbed		absorbed		net assets		turnover(d)

Class A
Year ended 10/31/09	$13.52	$0.24	$8.82	$9.06	$(0.35)	$—	$(0.35)	$22.23	68.89%	$298,982	1.78	%(e)	1.79	%(e)	1.43	%(e)	28%
Year ended 10/31/08	35.16	0.34	(18.36)	(18.02)	(0.21)	(3.41)	(3.62)	13.52	(56.58)	189,403	1.67		1.68		1.34		25
Year ended 10/31/07	22.82	0.24	13.00	13.24	(0.10)	(0.80)	(0.90)	35.16	59.90	646,720	1.61		1.63		0.84		41
Year ended 10/31/06	16.41	0.14	6.39	6.53	(0.12)	—	(0.12)	22.82	39.97	292,771	1.83		1.85		0.68		58
Year ended 10/31/05	13.72	0.14	2.55	2.69	—	—	—	16.41	19.61	156,379	2.01		2.03		0.85		36

Class B
Year ended 10/31/09	12.65	0.11	8.37	8.48	(0.11)	—	(0.11)	21.02	67.63	35,178	2.53	(e)	2.54	(e)	0.68	(e)	28
Year ended 10/31/08	33.19	0.14	(17.23)	(17.09)	(0.04)	(3.41)	(3.45)	12.65	(56.91)	26,678	2.42		2.43		0.59		25
Year ended 10/31/07	21.65	0.02	12.32	12.34	—	(0.80)	(0.80)	33.19	58.70	92,295	2.36		2.38		0.09		41
Year ended 10/31/06	15.61	(0.01)	6.08	6.07	(0.03)	—	(0.03)	21.65	38.96	53,936	2.58		2.60		(0.07)		58
Year ended 10/31/05	13.14	0.03	2.44	2.47	—	—	—	15.61	18.80	35,600	2.69		2.71		0.17		36

Class C
Year ended 10/31/09	12.59	0.11	8.33	8.44	(0.11)	—	(0.11)	20.92	67.64	55,810	2.53	(e)	2.54	(e)	0.68	(e)	28
Year ended 10/31/08	33.06	0.14	(17.16)	(17.02)	(0.04)	(3.41)	(3.45)	12.59	(56.92)	37,630	2.42		2.43		0.59		25
Year ended 10/31/07	21.56	0.02	12.28	12.30	—	(0.80)	(0.80)	33.06	58.77	130,965	2.36		2.38		0.09		41
Year ended 10/31/06	15.55	(0.01)	6.05	6.04	(0.03)	—	(0.03)	21.56	38.92	54,898	2.58		2.60		(0.07)		58
Year ended 10/31/05	13.09	0.03	2.43	2.46	—	—	—	15.55	18.79	26,626	2.69		2.71		0.17		36

Class Y
Year ended 10/31/09	13.52	0.29	8.82	9.11	(0.35)	—	(0.35)	22.28	69.31	11,785	1.53	(e)	1.54	(e)	1.68	(e)	28
Year ended 10/31/08(f)	17.47	0.02	(3.97)	(3.95)	—	—	—	13.52	(22.61)	4,351	1.52	(g)	1.52	(g)	1.49	(g)	25

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $223,206, $28,135, $41,617 and $7,370 for Class A, Class B, Class C and Class Y shares, respectively.
(f)	Commencement date of October 3, 2008.
(g)	Annualized.

20        AIM Asia Pacific Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds
and Shareholders of AIM Asia Pacific Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Asia Pacific Growth Fund (one of the funds constituting AIM International Mutual Funds, hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 15, 2009
Houston, Texas

21        AIM Asia Pacific Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2]	(10/31/09)	Period[2]	Ratio
A	$1,000.00	$1,401.00	$10.23	$1,016.69	$8.59	1.69%

B	1,000.00	1,396.00	14.74	1,012.91	12.38	2.44

C	1,000.00	1,395.90	14.74	1,012.91	12.38	2.44

Y	1,000.00	1,402.60	8.72	1,017.95	7.32	1.44

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22        AIM Asia Pacific Growth Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM International Mutual Funds is required under the Investment Company Act of 1940 to approve annually the renewal of the AIM Asia Pacific Growth Fund (the Fund) investment advisory agreement with Invesco Aim Advisors, Inc. (Invesco Aim) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 16-17, 2009, the Board as a whole, and the disinterested or “independent” Trustees voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2009. In doing so, the Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Aim and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.
The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees that are responsible for overseeing the management of a number of the series portfolios of the AIM Funds. This Sub-Committee structure permits the Trustees to focus on the performance of the AIM Funds that have been assigned to them. The Sub-Committees meet throughout the year to review the performance of their assigned funds, and the Sub-Committees review monthly and quarterly comparative performance information and periodic asset flow data for their assigned funds. These materials are prepared under the direction and supervision of the independent Senior Officer, an officer of the AIM Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management and review with these individuals the perfor-
mance, investment objective(s), policies, strategies and limitations of these funds.
     In addition to their meetings throughout the year, the Sub-Committees meet at designated contract renewal meetings each year to conduct an in-depth review of the performance, fees, expenses and other matters related to their assigned funds. During the contract renewal process, the Trustees receive comparative performance and fee data regarding the AIM Funds prepared by an independent company, Lipper, Inc. (Lipper), under the direction and supervision of the Senior Officer who also prepares a separate analysis of this information for the Trustees. Each Sub-Committee then makes recommendations to the Investments Committee regarding the fees and expenses of their assigned funds. The Investments Committee considers each Sub-Committee’s recommendations and makes its own recommendations regarding the fees and expenses of the AIM Funds to the full Board. The Investments Committee also considers each Sub-Committee’s recommendations in making its annual recommendation to the Board whether to approve the continuance of each AIM Fund’s investment advisory agreement and sub-advisory contracts for another year.
     The independent Trustees met separately during their evaluation of the Fund’s investment advisory agreement and sub-advisory contracts with independent legal counsel. The independent Trustees were also assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer. One responsibility of the Senior Officer is to manage the process by which the AIM Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. Accordingly, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer recommended that an independent written evaluation be provided and, at the direction of the Board, prepared an independent written evaluation.
     During the annual contract renewal process, the Board considered the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts. The Board considered all of the information pro-
vided to them, including information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any particular factor that was controlling. Each Trustee may have evaluated the information provided differently from another Trustee and attributed different weight to the various factors. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other AIM Funds are the result of years of review and negotiation between the Trustees and Invesco Aim, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
     The discussion below serves as a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, information set forth below is as of June 17, 2009, and does not reflect any changes that may have occurred since that date, including but not limited to changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.	Nature, Extent and Quality of Services Provided by Invesco Aim
The Board reviewed the advisory services provided to the Fund by Invesco Aim under the Fund’s investment advisory agreement, the performance of Invesco Aim in providing these services, and the credentials and experience of the officers and employees of Invesco Aim who provide these services. The Board’s review of the qualifications of Invesco Aim to provide these services included the Board’s consideration of Invesco Aim’s portfolio and product review process, various back office support functions provided by Invesco Aim and its affiliates, and Invesco Aim’s equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services

23	AIM Asia Pacific Growth Fund	continued

provided to the Fund by Invesco Aim are appropriate and that Invesco Aim currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement.
     In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Aim and the Fund, as well as the Board’s knowledge of Invesco Aim’s operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Aim and its affiliates continue to take to improve the quality and efficiency of the services they provide to the AIM Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that the quality and efficiency of the services Invesco Aim and its affiliates provide to the AIM Funds in each of these areas support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
B.	Nature, Extent and Quality of Services Provided by Affiliated Sub-Advisers
The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are geographically dispersed in financial centers around the world, can provide research and other information and make recommendations on the markets and economies of various countries and securities of companies located in such countries or on various types of investments and investment techniques. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting
Invesco Aim to utilize the additional resources and talent of the Affiliated Sub-Advisers in managing the Fund.
C.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
     The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Aim or an Affiliated Sub-Adviser and against the Lipper Pacific Ex-Japan Funds Index. The Board noted that the Fund’s performance was in the third quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was below the performance of the Index for the one, three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance and this review did not change their conclusions. The Board noted that, in response to the Board’s focus on fund performance, Invesco Aim has taken a number of actions intended to improve the investment process for funds.
D.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Aim or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the Fund’s contractual advisory fee rate was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that some comparative data did not reflect the market downturn that occurred in the fourth quarter of 2008. The Board noted that neither Invesco Aim nor its affiliates serve as an adviser to other domestic mutual funds or other domestic clients with investment strategies comparable to those of the Fund.
     The Board noted that Invesco Aim has agreed to reduce the per account transfer agent fee for all the retail funds, including the Fund, effective July 1, 2009. The Board also noted that Invesco Aim has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2010 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
     The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services provided by Invesco Aim pursuant to the Fund’s advisory agreement, as well as the allocation of fees between Invesco Aim and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Aim to the Affiliated Sub- Advisers, and that Invesco Aim and the Affiliated Sub-Advisers are affiliates.
     After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.
E.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes seven breakpoints and that the level of the Fund’s advisory fees, as a percentage of the Fund’s net assets, has decreased as net assets increased because of the breakpoints. The Board concluded that the Fund’s advisory fees appropriately reflect economies of scale at current asset levels. The Board also noted that

24	AIM Asia Pacific Growth Fund	continued

the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the AIM Funds and affiliates.
F.	Profitability and Financial Resources
The Board reviewed information from Invesco Aim concerning the costs of the advisory and other services that Invesco Aim and its affiliates provide to the Fund and the profitability of Invesco Aim and its affiliates in providing these services. The Board also reviewed information concerning the financial condition of Invesco Aim and its affiliates. The Board reviewed with Invesco Aim the methodology used to prepare the profitability information. The Board considered the overall profitability of Invesco Ltd, the ultimate parent of Invesco Aim and the Affiliated Sub-Advisers, and of Invesco Aim, as well as the profitability of Invesco Aim in connection with managing the Fund. The Board noted that Invesco Aim continues to operate at a net profit, although the reduction of assets under management as a result of market movements and the increase in voluntary fee waivers for affiliated money market funds have reduced the profitability of Invesco Aim and its affiliates. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Aim and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Aim is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Aim has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under the sub-advisory contracts, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.
G.	Collateral Benefits to Invesco Aim and its Affiliates
The Board considered various other benefits received by Invesco Aim and its affiliates resulting from Invesco Aim’s relationship with the Fund, including the fees received by Invesco Aim and its affiliates for their provision of administra-
tive, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Aim and its affiliates in providing these services and the organizational structure employed by Invesco Aim and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Aim and its affiliates are providing these services in a satisfactory manner and in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
     The Board considered the benefits realized by Invesco Aim and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Aim and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Aim’s and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Aim’s and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of Invesco Aim, these arrangements are consistent with regulatory requirements.
     The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Aim pursuant to procedures approved by the Board. The Board noted that Invesco Aim will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Aim has contractually agreed to waive through at least June 30, 2010, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Aim receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

25	AIM Asia Pacific Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2009:

Federal and State Income Tax

Qualified Dividend Income*	99.99%
Corporate Dividends Received Deduction*	0.00%
Foreign Taxes	$0.05 per Share
Foreign Source Income	$0.62 per Share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26        AIM Asia Pacific Growth Fund

Trustees and Officers
The address of each trustee and officer of AIM International Mutual Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company) and Invesco Aim Capital Management, Inc. (registered investment advisor); Director and President, INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC	None

		Formerly: President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936	2003	Retired	None
Trustee

Frank S. Bayley — 1939	2001	Retired	None
Trustee		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars
			Foundation and Executive
			Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling — 1937 Trustee	1991	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950	1998	Retired	None
Trustee

Lewis F. Pennock — 1942	1991	Partner, law firm of Pennock & Cooper	None
Trustee

Larry Soll — 1942	2003	Retired	None
Trustee

Raymond Stickel, Jr. — 1944	2005	Retired	None
Trustee		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers — (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®
		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A

		Formerly: Director, Vice President and Secretary, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management Inc.

		Formerly: Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Vice President, Invesco Institutional (N.A.), Inc. (registered investment advisor); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A

		Formerly: President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer and Managing Director, Invesco Aim Capital Management, Inc.; and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco Aim Private Asset Management, Inc. and The AIM Family of Funds®	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company; and Manager of the Fraud Prevention Department, Invesco Aim Investment Services, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, The AIM Family of Funds®, Invesco Global Asset Management (N.A.), Inc. (registered investment advisor), Invesco Institutional (N.A.), Inc., (registered investment advisor), INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment advisor) and Invesco Senior Secured Management, Inc. (registered investment advisor); and Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A

		Formerly: Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company; and Global Head of Product Development, AIG-Global Investment Group, Inc.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisors.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	Invesco Aim Advisors, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Suite 100	Suite 100	Suite 2900
	Houston, TX 77046-1173	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. Click the Products & Performance tab at the top of the home page; click Mutual Funds; and then click Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-06463 and 033-44611.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.

If used after January 20, 2010, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco AimSM is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisers for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund’s prospectus for information on the fund’s subadvisers. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.
     It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

invescoaim.com	APG-AR-1	Invesco Aim Distributors, Inc.

Annual Report to Shareholders	October 31, 2009

AIM European Growth Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
20	Financial Highlights
21	Auditor’s Report
22	Fund Expenses
23	Approval of Investment Advisory and Sub-Advisory Agreements
26	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
While the year covered by this report was difficult, economic conditions and market trends appeared more favorable at the close of the fiscal year than at its start. The 12 months ended October 31, 2009, included a sharp market sell-off in late 2008 that continued into early 2009 — when an abrupt rebound began.
Increased communication
This volatility prompted a greater-than-usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com.
      Your questions, comments and suggestions gave me better insight into what was on your minds. As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch with and share our views with you. We increased the number of “Investment Perspective” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates. I hope you’ll take a moment to read them and let me know if you find them useful.
     To access your Fund’s latest quarterly commentary, click on “Products and Performance” at the top of our website; next, select “Mutual Funds”; and then click on “Quarterly Commentary.”
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a rather robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward — often anticipating economic improvement or deterioration well before it arrives. In his most recent Monetary Report to the Congress, U.S. Federal Reserve Board Chairman Ben Bernanke testified that he anticipates a gradual economic recovery in 2010 with some acceleration in growth in 2011.1 I hope his guarded optimism proves to be accurate.
      Until then, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007, and just 2.7% in 2008.2 That same estimate suggests Americans saved 3.7% and 4.9% of their disposable personal income in the first and second quarters of 2009, respectively.2
      While a sustained reduction in consumer spending could delay or weaken a recovery, many families have decided that spending less and saving more makes sense — and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
     Markets rise and fall, and sharp, sudden rebounds can often be followed by unpleasant, abrupt market downturns. While it may be difficult to save and invest more, and to do so over a long time horizon — particularly in periods of economic hardship — it really is a reliable way to build an investment portfolio.
     If you’ve made a similar decision, it’s important that you work with an experienced, trusted financial advisor. A financial advisor can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest3 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
     Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
     If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246. If you have comments for me, I encourage you to email me at phil@invescoaim.com.
     Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1 U.S. Federal Reserve; 2 Bureau of Economic Analysis; 3 Pensions & Investments
2	AIM European Growth Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the economy and financial markets have shown some signs of hope, investors remain rightfully cautious. Staying with an appropriately diversified investment program focused on your individual long-term goals can be a wise course in such uncertain times. We believe the route to financial success is more like a marathon than a sprint.
      Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your money and your trust. As always, we seek to manage costs and enhance performance in ways that put your interests first.
      We are near the end of a busy 2009 proxy season, during which Invesco Aim Advisors, Inc.’s proxy committee votes on your behalf on issues put to a shareholder vote by the companies whose stock the Funds hold. This year, after careful case-by-case analysis by committee members and portfolio managers, the proxy committee voted with corporate management less often than in previous years, focusing on the issues of board independence, Say-On-Pay initiatives, and stock option re-pricing in light of the market’s decline. The committee remained committed to supporting non-binding Say-on-Pay proposals and abstaining from voting on social issues.
      At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Click the “About Us” tab at the top of the home page; click “Legal Information”; and then click “Investment Advisory Agreement Renewals.”
      The website also contains news and market information, investment education, planning information, current reports and prospectuses for all the AIM Funds. I highly recommend it to you.
      You are always welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming months.
Sincerely,
Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees
3	AIM European Growth Fund

Management’s Discussion of Fund Performance

Performance summary
Broad strength across European markets over the fiscal year was reflected in the performance of AIM European Growth Fund’s Class A shares at net asset value, which returned 29.48% for the period. This is compared with the MSCI Europe Growth Index which returned 24.18% and the Lipper European Funds Index which returned 32.17%. Strong stock selection in the consumer discretionary, health care and energy sectors were the largest contributors to relative success. The Fund’s all-cap flexibility helped as well.
      Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/08 to 10/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	29.48%

Class B Shares	28.54

Class C Shares	28.50

Class R Shares	29.19

Class Y Shares	29.84

Investor Class Shares	29.52

MSCI EAFE Index▼ (Broad Market Index)	27.71

MSCI Europe Growth Index▼ (Style-Specific Index)	24.18

Lipper European Funds Index▼ (Peer Group Index)	32.17

▼Lipper Inc.

How we invest
When selecting stocks for your Fund, we employ a disciplined investment strategy that emphasizes fundamental research, supported by both quantitative analysis and portfolio construction techniques. Our “EQV” (Earnings, Quality, Valuation) strategy focuses primarily on identifying quality companies that have experienced, or exhibit the potential for, accelerating or above average earnings growth but whose stock prices do not fully reflect these attributes.
     While research responsibilities within the portfolio management team are focused by market capitalization, such as large- or mid/small-cap, we select investments for the Fund by using a bottom-up investment approach, which means that we construct the Fund primarily on a stock-by-stock basis. We focus on the strengths of individual companies rather than sectors, countries or market-cap trends.
      We believe disciplined sell decisions are key to successful investing. We consider selling a stock for one of the following reasons:
■	A company’s fundamentals deteriorate, or it posts disappointing earnings.
■	A stock’s price seems overvalued.
■	A more attractive opportunity becomes available.

Market conditions and your Fund
Global equity markets have rebounded strongly since March, with European equities delivering the best returns of all developed regions. Unprecedented, synchronized action by global policy makers improved the outlook for economic recovery. A number of countries including France and Germany emerged from recession, with the remainder expected to follow. Corporate earnings also turned a corner, largely a function of severe cost-cutting measures. At this stage in the recovery, the market was less worried by the quality of the earnings and more focused on the improving trend. Sectors which benefited most from this market backdrop were those which suffered the sharpest falls in the downturn. Industrial cyclicals, financials, small-caps and commodity stocks generally outperformed while companies with more stable, predictable earnings were left behind.
      In this environment, Class A shares of AIM European Growth Fund, at net asset value, returned 29.48% for the fiscal year, meaningfully outperforming its style-specific benchmark, the MSCI Europe Growth Index, which returned 24.18%.1 In broad geographic terms, all major Fund country exposures delivered positive double-digit absolute results. In cases such as Norway and Belgium, Fund holdings delivered triple-digit results. Relative to the MSCI Europe Growth Index, strong stock selection in Germany, Switzerland, Norway, Belgium and Ireland were key drivers of outperformance. Despite strong absolute and relative results, select holdings in the U.K., France and Spain detracted from both absolute and relative results. The largest detractors included German automobile manufacturer Porsche, U.K.-based automotive retail group Inchcape and Spanish bank Banco Santander. We sold these stocks earlier in the fiscal year.
      Similar to the broad geographic success, all sectors where the Fund was invested delivered double-digit returns.

Portfolio Composition
By sector

Industrials	19.5%

Consumer Staples	16.8

Consumer Discretionary	13.3

Health Care	12.2

Energy	8.6

Financials	8.2

Telecommunication Services	4.7

Information Technology	2.5

Materials	2.2

Utilities	1.3

Money Market Funds

Plus Other Assets Less Liabilities	10.7

	Top 10 Equity Holdings*

1.	Roche Holding AG	2.8%

2.	Puma AG Rudolf Dassler Sport	2.7

3.	Imperial Tobacco Group PLC	2.5

4.	Shire PLC	2.4

5.	Reckitt Benckiser Group PLC	2.3

6.	Anheuser-Busch InBev N.V.	2.2

7.	Bayer AG	2.2

8.	Oriflame Cosmetics S.A.-SDR	2.2

9.	Homeserve PLC	2.2

10.	Nestlé S.A.	2.2

Total Net Assets	$822.8 million

Total Number of Holdings*	69
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
* Excluding money market fund holdings.

4	AIM European Growth Fund

Relative to the MSCI Europe Growth Index, strong stock selection in the consumer discretionary, health care and energy sectors were the largest contributors to relative success. In the consumer discretionary sector, particular strength was seen in the hotels, restaurant, leisure, media and apparel industries of the market. Relatively limited exposure to the weak automobile industry also helped.
      Top contributors in the consumer discretionary sector included Irish and Greek gaming companies Paddy Power and Intralot as well as U.K.-based publisher Informa and German athletic apparel manufacture Puma. Key drivers of results in the health care sector included health care equipment provider Sonova Holdings and pharmaceuticals company Shire. In each of these instances, the index had limited or no exposure to these stocks, demonstrating the benefits of the Fund’s actively managed, non-benchmark-focused investment process.
      Despite double-digit gains in the materials and financials sectors, the Fund was not able to fully participate in the strength of these sectors due to continued underweight exposure to the generally lower return commodity-based metals and mining industries. An underweight in the capital markets industry due to quality concerns, rising bad debts and regulatory risk also affected the Fund.
      Results were also supported by the Fund’s all-cap flexibility. An overweight exposure in small-cap names, which saw a sharp rebound over the fiscal year, contributed favorably to relative results. An increased risk appetite led many investors to generally favor more cyclical and small-cap equities versus more defensive stocks. Although valuations in this space rose, we believed opportunities in smaller, less followed companies were available.
      Over the period, we purchased 16 new stocks for the portfolio and sold 18. The Fund’s market cap distribution is what we call barbelled — with a greater portion of the portfolio residing in large and small-caps. We found good investment opportunities in both areas. Stock selection in the portfolio is driven by the underlying fundamentals of a company rather than any top-down macroeconomic views. That being said, the Fund’s exposure in energy, information technology and industrials saw a modest increase while exposure to the financials, materials and health care sectors saw a modest decrease over the period. Although the overall portfolio could be viewed as more defensive, recent purchases had a more cyclical bias.
Market sentiment in Europe improved as earnings forecasts trended upward. Europe is still the most undervalued region in the world.[2] European equities are valued at close to a 30% discount to U.S. equities; the average discount over the last 35 years is around 20%.[2] We are finding no shortage of solid investment opportunities in Europe and own cheaper and less leveraged companies than market averages.
      Despite the valuation advantage in Europe, it’s important to note that global valuations are reverting to historical norms and doubts regarding global economic recovery still exist. Despite the fine run we have seen recently, we would like to caution investors against making investment decisions based on short-term performance. We believe prudent securities selection and evaluation should play a substantial role in long-term investment plans. We welcome any new investors who have joined the Fund during the reporting period, and to all of our shareholders we say thank you for your continued investment in AIM European Growth Fund.
1 Lipper Inc.
2 MSCI, Morgan Stanley Research
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Jason Holzer
Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM European Growth Fund with respect to the Fund’s small- and mid-cap investments. Mr. Holzer joined Invesco Aim in 1996. He earned a B.A. in quantitative economics and an M.S. in engineering economic systems from Stanford University.
Clas Olsson
Senior portfolio manager and head of Invesco Aim’s International Investments Management Unit, is lead manager of AIM European Growth Fund with respect to the Fund’s large-cap investments. Mr. Olsson joined Invesco Aim in 1994. He became a commissioned naval officer at the Royal Swedish Naval Academy in 1988. Mr. Olsson also earned a B.B.A. from The University of Texas at Austin.
Matthew Dennis
Chartered Financial Analyst, portfolio manager, is manager of AIM European Growth Fund. Mr. Dennis joined Invesco Aim in 2000. He graduated with a B.A. in economics from The University of Texas at Austin. Mr. Dennis also earned an M.S. in finance from Texas A&M University.
Borge Endresen
Chartered Financial Analyst, portfolio manager, is manager of AIM European Growth Fund. Mr. Endresen joined Invesco Aim in 1999. He graduated summa cum laude from the University of Oregon with a B.S. in finance. Mr. Endresen also earned an M.B.A. from The University of Texas at Austin.
Richard Nield
Chartered Financial Analyst, portfolio manager, is manager of AIM European Growth Fund. Mr. Nield joined Invesco Aim in 2000. He earned a bachelor of commerce degree in finance and international business from McGill University in Montreal, Canada.
Assisted by the Europe/Canada Teams

5	AIM European Growth Fund

Your Fund’s Long–Term Performance
Results of a $10,000 Investment – Oldest Share Classes with Sales Charges since Inception
Index data from 10/31/97, Fund data from 11/3/97

Past performance cannot guarantee comparable future results.
      The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
      This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
      Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
      Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our web site — invescoaim.com. More detail is available to you at that site.
6	AIM European Growth Fund

Average Annual Total Returns
As of 10/31/09, including maximum applicable
sales charges

Class A Shares
Inception (11/3/97)	11.05%

10 Years	7.90

5 Years	6.00

1 Year	22.36

Class B Shares

Inception (11/3/97)	11.07%

10 Years	7.92

5 Years	6.11

1 Year	23.54

Class C Shares

Inception (11/3/97)	10.80%

10 Years	7.75

5 Years	6.43

1 Year	27.50

Class R Shares

10 Years	8.30%

5 Years	6.97

1 Year	29.19

Class Y Shares

10 Years	8.54%

5 Years	7.27

1 Year	29.84

Investor Class Shares

10 Years	8.54%

5 Years	7.25

1 Year	29.52
Class R shares’ inception date is June 3, 2002. Returns since that date are historical returns. All other returns are blended returns of historical Class R share performance and restated Class A share performance (for periods prior to the inception date of Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. Class A shares’ inception date is November 3, 1997.
     Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is November 3, 1997.

Average Annual Total Returns
As of 9/30/09, the most recent calendar quarter-end,
including maximum applicable sales charges

Class A Shares

Inception (11/3/97)	11.17%

10 Years	8.66

5 Years	6.72

1 Year	-4.31

Class B Shares

Inception (11/3/97)	11.18%

10 Years	8.67

5 Years	6.84

1 Year	-4.08

Class C Shares

Inception (11/3/97)	10.91%

10 Years	8.51

5 Years	7.15

1 Year	-0.41

Class R Shares

10 Years	9.06%

5 Years	7.68

1 Year	1.05

Class Y Shares

10 Years	9.30%

5 Years	7.99

1 Year	1.51

Investor Class Shares

10 Years	9.29%

5 Years	7.97

1 Year	1.26
     Investor Class shares’ inception date is September 30, 2003. Returns since that date are historical returns. All other returns are blended returns of historical Investor Class share performance and restated Class A share performance (for periods prior to the inception date of Investor Class shares) at net asset value, which restated performance will reflect the Rule 12b-1 fees applicable to Class A shares for the period using blended returns. Class A shares’ inception date is November 3, 1997.
      The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Investor Class shares was 1.50%, 2.25%, 2.25%, 1.75%, 1.25% and 1.48%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Investor Class shares was 1.51%, 2.26%, 2.26%, 1.76%, 1.26% and 1.49%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
      Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class Y shares and Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
      The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
      A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.
1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2010. See current prospectus for more information.

7	AIM European Growth Fund

AIM European Growth Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of October 31, 2009, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco Aim.

About share classes
■	Effective September 30,2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.
■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.
■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

Principal risks of investing in the Fund
■	Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher, and there may be delays in settlement procedures.
■	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.
■	The prices of securities held by the Fund may decline in response to market risks.
■	Investing in a fund that invests in smaller companies involves risks not associated with investing in more established companies, such as business risk, stock price fluctuations and illiquidity.
■	Although the Fund’s returns during certain periods was positively affected by its investments in initial public offerings (IPOs), there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

About indexes used in this report
■	The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.
■	The MSCI Europe Growth Index is a free float-adjusted market capitalization index that represents the growth segment in developed equity markets in Europe.
■	The Lipper European Funds Index is an equally weighted representation of the largest funds in the Lipper European Funds category. These funds concentrate their investments in equity securities whose primary trading markets or operations are concentrated in the European region or a single country within this region.
■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analysts® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	AEDAX
Class B Shares	AEDBX
Class C Shares	AEDCX
Class R Shares	AEDRX
Class Y Shares	AEDYX
Investor Class Shares	EGINX

8	AIM European Growth Fund

Schedule of Investments

October 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–89.29%
Austria–0.53%
Andritz AG	78,641	$4,331,363

Belgium–2.25%
Anheuser-Busch InBev N.V.	393,769	18,502,364

Denmark–2.21%
Novo Nordisk A.S.–Class B	250,763	15,592,435

Vestas Wind Systems A.S.(a)	36,713	2,585,158

		18,177,593

Finland–0.33%
Nokia Corp.	214,222	2,702,702

France–5.04%
Axa S.A.	247,128	6,140,373

BNP Paribas	146,587	11,025,636

Cap Gemini S.A.	96,975	4,501,019

Danone S.A.	92,027	5,528,444

Total S.A.	239,029	14,230,962

		41,426,434

Germany–9.07%
Bayer AG	261,596	18,116,334

Deutsche Boerse AG	158,679	12,869,424

Merck KGaA	85,396	8,030,393

Puma AG Rudolf Dassler Sport	72,448	22,104,959

SAP AG	120,899	5,462,404

Wirecard AG	619,673	8,030,890

		74,614,404

Greece–2.33%
Intralot S.A.	2,226,503	14,108,069

Jumbo S.A.	402,913	5,019,595

		19,127,664

Ireland–3.48%
CRH PLC	190,871	4,654,599

DCC PLC	407,847	10,716,380

Paddy Power PLC	417,196	13,343,303

		28,714,282

Italy–3.07%
Ansaldo STS S.p.A	136,966	2,616,848

Eni S.p.A.	445,777	11,050,254

Finmeccanica S.p.A.	690,863	11,595,077

		25,262,179

Netherlands–4.09%
Aalberts Industries N.V.	1,009,744	12,638,491

Koninklijke (Royal) KPN N.V.	440,731	7,989,036

Koninklijke BAM Groep N.V.	566,263	6,655,569

TNT N.V.	241,866	6,407,016

		33,690,112

Norway–3.38%
Petroleum Geo-Services A.S.A.(a)	472,367	4,436,193

Prosafe S.E.	1,178,200	6,171,920

TGS Nopec Geophysical Co. A.S.A.(a)	1,128,076	17,206,054

		27,814,167

Russia–0.94%
Vimpel-Communications–ADR(a)	432,030	7,746,298

Spain–1.13%
Telefonica S.A.	333,831	9,316,270

Sweden–3.69%
Intrum Justitia A.B.	987,725	12,355,969

Oriflame Cosmetics S.A.–SDR	320,013	17,988,275

		30,344,244

Switzerland–12.00%
Aryzta AG	449,957	17,413,005

Dufry Group(a)	168,591	10,680,779

Nestle S.A.	383,607	17,830,342

Novartis AG	82,856	4,321,640

Roche Holding AG	142,159	22,774,890

Sonova Holding AG	117,442	12,083,809

Syngenta AG	57,711	13,659,594

		98,764,059

Turkey–2.54%
Haci Omer Sabanci Holding A.S.	2,598,748	9,474,255

Tupras-Turkiye Petrol Rafinerileri A.S.	669,546	11,431,290

		20,905,545

United Kingdom–33.21%
Amlin PLC	2,260,983	13,082,122

BAE Systems PLC	1,237,603	6,367,974

Balfour Beatty PLC	2,145,257	9,353,894

BG Group PLC	346,874	5,979,107

British American Tobacco PLC	250,513	7,997,729

Bunzl PLC	733,895	7,989,512

Capita Group PLC	586,570	7,338,753

Chemring Group PLC	146,333	6,342,458

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM European Growth Fund

	Shares	Value

United Kingdom–(continued)

Compass Group PLC	1,975,371	$12,540,239

Homeserve PLC	678,386	17,941,828

IG Group Holdings PLC	2,002,117	9,879,138

Imperial Tobacco Group PLC	686,432	20,226,858

Informa PLC	2,591,598	12,430,476

International Power PLC	2,511,089	10,451,308

Lancashire Holdings Ltd.	641,054	5,302,989

Mitie Group PLC	3,720,824	14,499,869

Reckitt Benckiser Group PLC	373,461	18,566,276

Reed Elsevier PLC	888,193	6,736,880

Shire PLC	1,105,300	19,547,563

Tesco PLC	2,088,642	13,936,351

Ultra Electronics Holdings PLC	547,110	11,805,770

United Business Media Ltd.	671,954	5,083,479

Vodafone Group PLC	6,029,574	13,338,745

VT Group PLC	976,839	8,710,635

WPP PLC	871,306	7,812,847

		273,262,800

Total Common Stocks & Other Equity Interests (Cost $608,483,918)		734,702,480

Money Market Funds–11.09%
Liquid Assets Portfolio–Institutional Class(b)	45,643,398	45,643,398

Premier Portfolio–Institutional Class(b)	45,643,398	45,643,398

Total Money Market Funds (Cost $91,286,796)		91,286,796

TOTAL INVESTMENTS–100.38% (Cost $699,770,714)		825,989,276

OTHER ASSETS LESS LIABILITIES–(0.38)%		(3,201,322)

NET ASSETS–100.00%		$822,787,954

Investment Abbreviations:

ADR	– American Depositary Receipt
SDR	– Swedish Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment advisor.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM European Growth Fund

Statement of Assets and Liabilities

October 31, 2009

Assets:
Investments, at value (Cost $608,483,918)	$734,702,480

Investments in affiliated money market funds, at value and cost	91,286,796

Total investments, at value (Cost $699,770,714)	825,989,276

Foreign currencies, at value (Cost $3,392,074)	3,348,038

Receivables for:
Investments sold	2,054,349

Fund shares sold	2,004,289

Dividends	1,248,965

Investment for trustee deferred compensation and retirement plans	57,303

Other assets	34,590

Total assets	834,736,810

Liabilities:
Payables for:
Investments purchased	9,455,996

Fund shares reacquired	1,529,754

Accrued fees to affiliates	604,137

Accrued other operating expenses	206,228

Trustee deferred compensation and retirement plans	152,741

Total liabilities	11,948,856

Net assets applicable to shares outstanding	$822,787,954

Net assets consist of:
Shares of beneficial interest	$777,200,559

Undistributed net investment income	11,241,992

Undistributed net realized gain (loss)	(91,940,253)

Unrealized appreciation	126,285,656

$822,787,954

Net Assets:
Class A	$443,525,132

Class B	$39,459,046

Class C	$59,971,197

Class R	$16,933,499

Class Y	$84,793,352

Investor Class	$178,105,728

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class A	16,634,645

Class B	1,574,479

Class C	2,390,997

Class R	637,641

Class Y	3,171,775

Investor Class	6,694,172

Class A:
Net asset value per share	$26.66

Maximum offering price per share
(Net asset value of $26.66 divided by 94.50%)	$28.21

Class B:
Net asset value and offering price per share	$25.06

Class C:
Net asset value and offering price per share	$25.08

Class R:
Net asset value and offering price per share	$26.56

Class Y:
Net asset value and offering price per share	$26.73

Investor Class:
Net asset value and offering price per share	$26.61

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM European Growth Fund

Statement of Operations

For the year ended October 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $1,700,742)	$20,451,850

Dividends from affiliated money market funds	218,766

Interest	8,209

Total investment income	20,678,825

Expenses:
Advisory fees	6,045,832

Administrative services fees	202,251

Custodian fees	270,559

Distribution fees:
Class A	965,193

Class B	388,236

Class C	546,162

Class R	76,415

Investor Class	372,362

Transfer agent fees	2,402,625

Trustees’ and officers’ fees and benefits	40,171

Other	349,311

Total expenses	11,659,117

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(70,329)

Net expenses	11,588,788

Net investment income	9,090,037

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(89,308,484)

Foreign currencies	(291,463)

(89,599,947)

Change in net unrealized appreciation of:
Investment securities	247,398,444

Foreign currencies	540,780

247,939,224

Net realized and unrealized gain	158,339,277

Net increase in net assets resulting from operations	$167,429,314

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM European Growth Fund

Statement of Changes in Net Assets

For the years ended October 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$9,090,037	$21,517,023

Net realized gain (loss)	(89,599,947)	57,895,293

Change in net unrealized appreciation (depreciation)	247,939,224	(884,129,681)

Net increase (decrease) in net assets resulting from operations	167,429,314	(804,717,365)

Distributions to shareholders from net investment income:
Class A	(14,054,472)	(12,863,403)

Class B	(867,366)	(1,030,323)

Class C	(1,170,999)	(1,080,619)

Class R	(424,982)	(257,858)

Class Y	(179,135)	—

Investor Class	(5,350,869)	(4,389,824)

Total distributions from net investment income	(22,047,823)	(19,622,027)

Distributions to shareholders from net realized gains:
Class A	(24,532,024)	(75,070,177)

Class B	(2,909,127)	(12,762,593)

Class C	(3,927,540)	(13,385,625)

Class R	(879,365)	(1,824,238)

Class Y	(310,669)	—

Investor Class	(9,173,489)	(25,620,101)

Total distributions from net realized gains	(41,732,214)	(128,662,734)

Share transactions-net:
Class A	(41,789,081)	(98,203,135)

Class B	(13,297,898)	(51,206,236)

Class C	(12,977,003)	(24,754,581)

Class R	(189,614)	4,876,993

Class Y	76,399,811	6,361,082

Investor Class	(3,301,594)	(26,960,849)

Net increase (decrease) in net assets resulting from share transactions	4,844,621	(189,886,726)

Net increase (decrease) in net assets	108,493,898	(1,142,888,852)

Net assets:
Beginning of year	714,294,056	1,857,182,908

End of year (includes undistributed net investment income of $11,241,992 and $21,880,876, respectively)	$822,787,954	$714,294,056

Notes to Financial Statements

October 31, 2009

NOTE 1—Significant Accounting Policies

AIM European Growth Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

13        AIM European Growth Fund

  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Investor Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Investor Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in

14        AIM European Growth Fund

the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15        AIM European Growth Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the “Advisor” or “Invesco Aim”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.935%

Next $250 million	0.91%

Next $500 million	0.885%

Next $1.5 billion	0.86%

Next $2.5 billion	0.835%

Next $2.5 billion	0.81%

Next $2.5 billion	0.785%

Over $10 billion	0.76%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisors”) the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).
  Effective July 1, 2009, the Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Investor Class shares to 2.25%, 3.00%, 3.00%, 2.50%, 2.00% and 2.25% of average daily net assets, respectively, through at least February 28, 2011. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. (“Invesco”) described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, the Advisor will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. The Advisor did not waive fees or reimburse expenses during the period under this expense limitation.
  The Advisor has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended October 31, 2009, the Advisor waived advisory fees of $43,014.
  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $2,197.
  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance

16        AIM European Growth Fund

to the shareholder. During the year ended October 31, 2009, IADI advised the Fund that IADI retained $41,387 in front-end sales commissions from the sale of Class A shares and $1,434, $76,571, $8,848 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Austria	$—	$4,331,363	$—	$4,331,363

Belgium	—	18,502,364	—	18,502,364

Denmark	2,585,157	15,592,436	—	18,177,593

Finland	—	2,702,702	—	2,702,702

France	—	41,426,434	—	41,426,434

Germany	20,899,817	53,714,587	—	74,614,404

Greece	—	19,127,664	—	19,127,664

Ireland	—	28,714,282	—	28,714,282

Italy	—	25,262,179	—	25,262,179

Netherlands	—	33,690,112	—	33,690,112

Norway	23,377,974	4,436,193	—	27,814,167

Russia	7,746,298	—	—	7,746,298

Spain	—	9,316,270	—	9,316,270

Sweden	—	30,344,244	—	30,344,244

Switzerland	28,093,784	70,670,275	—	98,764,059

Turkey	—	20,905,545	—	20,905,545

United Kingdom	16,090,774	257,172,026	—	273,262,800

United States	91,286,796	—	—	91,286,796

Total Investments	$190,080,600	$635,908,676	$—	$825,989,276

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2009, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $25,118.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to

17        AIM European Growth Fund

Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2009, the Fund paid legal fees of $4,445 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2009 and 2008:

	2009	2008

Ordinary income	$22,078,111	$19,622,027

Long-term capital gain	41,701,926	128,662,734

Total distributions	$63,780,037	$148,284,761

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$11,392,212

Net unrealized appreciation — investments	126,218,562

Net unrealized appreciation — other investments	67,094

Temporary book/tax differences	(150,220)

Capital loss carryforward	(91,940,253)

Shares of beneficial interest	777,200,559

Total net assets	$822,787,954

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $91,940,253 of capital loss carryforward in the fiscal year ending October 31, 2010.
  The Fund has a capital loss carryforward as of October 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2017	$91,940,253

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2009 was $128,870,236 and $223,501,826, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$190,897,425

Aggregate unrealized (depreciation) of investment securities	(64,678,863)

Net unrealized appreciation of investment securities	$126,218,562

Cost of investments is the same for tax and financial statement purposes.

18        AIM European Growth Fund

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward and litigation, on October 31, 2009, undistributed net investment income was increased by $2,318,902, undistributed net realized gain (loss) was increased by $13,279,303 and shares of beneficial interest decreased by $15,598,205. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2009(a)		October 31, 2008
	Shares	Amount	Shares	Amount

Sold:
Class A	1,475,187	$33,261,205	3,185,613	$125,356,023

Class B	138,740	2,789,798	349,883	12,996,414

Class C	241,381	5,086,595	572,829	21,478,824

Class R	319,776	6,984,583	331,350	12,586,181

Class Y(b)	3,024,269	78,370,407	227,374	6,384,402

Investor Class	323,015	7,068,368	371,888	14,365,709

Issued as reinvestment of dividends:
Class A	1,836,980	35,894,596	1,929,620	80,986,148

Class B	193,377	3,575,537	326,385	12,892,190

Class C	255,677	4,732,600	334,603	13,223,510

Class R	66,693	1,301,182	49,697	2,075,369

Class Y	24,655	482,008	—	—

Investor Class	715,676	13,955,686	690,306	28,923,829

Automatic conversion of Class B shares to Class A shares:
Class A	401,808	8,348,202	1,063,394	39,797,527

Class B	(426,150)	(8,348,202)	(1,133,401)	(39,797,527)

Reacquired:(c)
Class A(b)	(5,739,028)	(119,293,084)	(9,785,932)	(344,342,833)

Class B	(578,410)	(11,315,031)	(1,121,151)	(37,297,313)

Class C	(1,156,957)	(22,796,198)	(1,790,312)	(59,456,915)

Class R	(366,959)	(8,475,379)	(276,798)	(9,784,557)

Class Y	(103,540)	(2,452,604)	(983)	(23,320)

Investor Class(b)	(1,142,853)	(24,325,648)	(1,932,319)	(70,250,387)

Net increase (decrease) in share activity	(496,663)	$4,844,621	(6,607,954)	$(189,886,726)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 15% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	226,468	$6,361,494

Class A	(216,596)	(6,084,195)

Investor Class	(9,886)	(277,299)

(c)	Net of redemption fees of $8,854 and $52,812 allocated among the classes based on relative net assets of each class for the years ended October 31, 2009 and 2008, respectively.

19        AIM European Growth Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset		(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	Net	securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period(b)	Return(c)	(000s omitted)	absorbed		absorbed		net assets		turnover(d)

Class A
Year ended 10/31/09	$22.86	$0.32	$5.64	$5.96	$(0.78)	$(1.38)	$(2.16)	$26.66	29.54%	$443,525	1.64	%(e)	1.65	%(e)	1.48	%(e)	21%
Year ended 10/31/08	49.22	0.63	(23.02)	(22.39)	(0.58)	(3.39)	(3.97)	22.86	(49.17)	426,609	1.49		1.50		1.66		18
Year ended 10/31/07	39.83	0.56	11.52	12.08	(0.31)	(2.38)	(2.69)	49.22	31.84	1,095,988	1.47		1.49		1.28		20
Year ended 10/31/06	31.11	0.31	10.70	11.01	(0.21)	(2.08)	(2.29)	39.83	37.44	768,769	1.58		1.60		0.87		28
Year ended 10/31/05	26.23	0.21	4.70	4.91	(0.03)	—	(0.03)	31.11	18.74	496,328	1.70		1.72		0.71		48

Class B
Year ended 10/31/09	21.37	0.15	5.33	5.48	(0.41)	(1.38)	(1.79)	25.06	28.60	39,459	2.39	(e)	2.40	(e)	0.73	(e)	21
Year ended 10/31/08	46.29	0.33	(21.59)	(21.26)	(0.27)	(3.39)	(3.66)	21.37	(49.56)	48,021	2.24		2.25		0.91		18
Year ended 10/31/07	37.63	0.22	10.87	11.09	(0.05)	(2.38)	(2.43)	46.29	30.87	177,053	2.22		2.24		0.53		20
Year ended 10/31/06	29.53	0.04	10.15	10.19	(0.01)	(2.08)	(2.09)	37.63	36.39	161,405	2.33		2.35		0.12		28
Year ended 10/31/05	25.03	0.01	4.49	4.50	—	—	—	29.53	17.98	144,211	2.39		2.41		0.02		48

Class C
Year ended 10/31/09	21.39	0.15	5.33	5.48	(0.41)	(1.38)	(1.79)	25.08	28.57	59,971	2.39	(e)	2.40	(e)	0.73	(e)	21
Year ended 10/31/08	46.31	0.33	(21.59)	(21.26)	(0.27)	(3.39)	(3.66)	21.39	(49.53)	65,252	2.24		2.25		0.91		18
Year ended 10/31/07	37.65	0.22	10.87	11.09	(0.05)	(2.38)	(2.43)	46.31	30.84	182,178	2.22		2.24		0.53		20
Year ended 10/31/06	29.54	0.04	10.16	10.20	(0.01)	(2.08)	(2.09)	37.65	36.41	103,675	2.33		2.35		0.12		28
Year ended 10/31/05	25.05	0.01	4.48	4.49	—	—	—	29.54	17.92	63,806	2.39		2.41		0.02		48

Class R
Year ended 10/31/09	22.70	0.27	5.63	5.90	(0.66)	(1.38)	(2.04)	26.56	29.24	16,933	1.89	(e)	1.90	(e)	1.23	(e)	21
Year ended 10/31/08	48.90	0.53	(22.86)	(22.33)	(0.48)	(3.39)	(3.87)	22.70	(49.28)	14,030	1.74		1.75		1.41		18
Year ended 10/31/07	39.60	0.45	11.45	11.90	(0.22)	(2.38)	(2.60)	48.90	31.53	25,129	1.72		1.74		1.03		20
Year ended 10/31/06	30.96	0.22	10.66	10.88	(0.16)	(2.08)	(2.24)	39.60	37.11	11,081	1.83		1.85		0.62		28
Year ended 10/31/05	26.13	0.16	4.68	4.84	(0.01)	—	(0.01)	30.96	18.52	4,767	1.89		1.91		0.52		48

Class Y
Year ended 10/31/09	22.87	0.42	5.61	6.03	(0.79)	(1.38)	(2.17)	26.73	29.84	84,793	1.39	(e)	1.40	(e)	1.73	(e)	21
Year ended 10/31/08(f)	28.09	0.03	(5.25)	(5.22)	—	—	—	22.87	(18.58)	5,177	1.34	(g)	1.35	(g)	1.81	(g)	18

Investor Class
Year ended 10/31/09	22.83	0.32	5.64	5.96	(0.80)	(1.38)	(2.18)	26.61	29.58	178,106	1.64	(e)	1.65	(e)	1.48	(e)	21
Year ended 10/31/08	49.14	0.64	(22.98)	(22.34)	(0.58)	(3.39)	(3.97)	22.83	(49.14)	155,205	1.47		1.48		1.69		18
Year ended 10/31/07	39.78	0.56	11.50	12.06	(0.32)	(2.38)	(2.70)	49.14	31.80	376,835	1.47		1.49		1.28		20
Year ended 10/31/06	31.08	0.32	10.69	11.01	(0.23)	(2.08)	(2.31)	39.78	37.50	266,510	1.55		1.57		0.91		28
Year ended 10/31/05	26.22	0.24	4.69	4.93	(0.07)	—	(0.07)	31.08	18.82	202,323	1.63		1.65		0.78		48

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $386,077, $38,824, $54,616, $15,283, $15,718 and $151,441 for Class A, Class B, Class C, Class R, Class Y and Investor Class shares, respectively.
(f)	Commencement date of October 3, 2008.
(g)	Annualized.

20        AIM European Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds
and Shareholders of AIM European Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM European Growth Fund (one of the funds constituting AIM International Mutual Funds, hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 15, 2009
Houston, Texas

21        AIM European Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2]	(10/31/09)	Period[2]	Ratio
A	$1,000.00	$1,315.20	$9.10	$1,017.34	$7.93	1.56%

B	1,000.00	1,310.00	13.45	1,013.56	11.72	2.31

C	1,000.00	1,310.40	13.45	1,013.56	11.72	2.31

R	1,000.00	1,313.60	10.56	1,016.08	9.20	1.81

Y	1,000.00	1,316.70	7.65	1,018.60	6.67	1.31

Investor	1,000.00	1,315.40	9.10	1,017.34	7.93	1.56

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22        AIM European Growth Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM International Mutual Funds is required under the Investment Company Act of 1940 to approve annually the renewal of the AIM European Growth Fund (the Fund) investment advisory agreement with Invesco Aim Advisors, Inc. (Invesco Aim) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 16-17, 2009, the Board as a whole, and the disinterested or “independent” Trustees voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2009. In doing so, the Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Aim and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.
The Board’s Fund Evaluation Process
 The Board’s Investments Committee has established three Sub-Committees that are responsible for overseeing the management of a number of the series portfolios of the AIM Funds. This Sub-Committee structure permits the Trustees to focus on the performance of the AIM Funds that have been assigned to them. The Sub-Committees meet throughout the year to review the performance of their assigned funds, and the Sub-Committees review monthly and quarterly comparative performance information and periodic asset flow data for their assigned funds. These materials are prepared under the direction and supervision of the independent Senior Officer, an Officer of the AIM Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management and review with these individuals the performance, investment objective(s), policies, strategies and limitations of these funds.
      In addition to their meetings throughout the year, the Sub-Committees meet at designated contract renewal meetings each year to conduct an in-depth review of the performance, fees, expenses and other matters related to their assigned funds. During the contract renewal process, the Trustees receive comparative performance and fee data regarding the AIM Funds prepared by an independent company, Lipper, Inc. (Lipper), under the direction and supervision of the Senior Officer who also prepares a separate analysis of this information for the Trustees. Each Sub-Committee then makes recommendations to the Investments Committee regarding the fees and expenses of their assigned funds. The Investments Committee considers each Sub-Committee’s recommendations and makes its own recommendations regarding the fees and expenses of the AIM Funds to the full Board. The Investments Committee also considers each Sub-Committee’s recommendations in making its annual recommendation to the Board whether to approve the continuance of each AIM Fund’s investment advisory agreement and sub-advisory contracts for another year.
      The independent Trustees met separately during their evaluation of the Fund’s investment advisory agreement and sub-advisory contracts with independent legal counsel. The independent Trustees were also assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer. One responsibility of the Senior Officer is to manage the process by which the AIM Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. Accordingly, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer recommended that an independent written evaluation be provided and, at the direction of the Board, prepared an independent written evaluation.
      During the annual contract renewal process, the Board considered the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts. The Board considered all of the information provided to them, including information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any particular factor that was controlling. Each Trustee may have evaluated the information provided differently from another Trustee and attributed different weight to the various factors. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other AIM Funds are the result of years of review and negotiation between the Trustees and Invesco Aim, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
      The discussion below serves as a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, information set forth below is as of June 17, 2009, and does not reflect any changes that may have occurred since that date, including but not limited to changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.	Nature, Extent and Quality of Services Provided by Invesco Aim
The Board reviewed the advisory services provided to the Fund by Invesco Aim under the Fund’s investment advisory agreement, the performance of Invesco Aim in providing these services, and the credentials and experience of the Officers and employees of Invesco Aim who provide these services. The Board’s review of the qualifications of Invesco Aim to provide these services included the Board’s consideration of Invesco Aim’s portfolio and product review process, various back office support functions provided by Invesco Aim and its

continued
23	AIM European Growth Fund

affiliates, and Invesco Aim’s equity and fixed income trading operations, the Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Aim are appropriate and that Invesco Aim currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement.
      In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Aim and the Fund, as well as the Board’s knowledge of Invesco Aim’s operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Aim and its affiliates continue to take to improve the quality and efficiency of the services they provide to the AIM Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that the quality and efficiency of the services Invesco Aim and its affiliates provide to the AIM Funds in each of these areas support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
B.	Nature, Extent and Quality of Services Provided by Affiliated Sub-Advisers
The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are geographically dispersed in financial centers around the world, can provide research and other information and make recommendations on the markets and economies of various countries and securities of companies located in such countries or on various types of investments and investment techniques. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Aim to utilize the additional resources and talent of the Affiliated Sub-Advisers in managing the Fund.
C.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
      The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Aim or an Affiliated Sub-Adviser and against the Lipper European Region Funds Index. The Board noted that the Fund’s performance was in the third quintile of its performance universe for the one year period, the second quintile for the three year period, and the first quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was above the performance of the Index for the one, three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance and this review did not change their conclusions. The Board noted that, in response to the Board’s focus on fund performance, Invesco Aim has taken a number of actions intended to improve the investment process for the funds.
D.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Aim or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the Fund’s contractual advisory fee rate was above the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper and noted that the contractual fee rates shown by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that some comparative data was at least one year old and that other data did not reflect the market downturn that occurred in the fourth quarter of 2008.
      The Board also compared the Fund’s effective fee rate (the advisory fee after any advisory fee waivers and before any expense limitations/waivers) to the advisory fee rates of other domestic clients of Invesco Aim and its affiliates with investment strategies comparable to those of the Fund, including one mutual fund advised by Invesco Aim. The Board noted that the Fund’s rate was below the effective fee rate for the other mutual fund. The Board also noted that Invesco Aim and an Invesco Aim affiliate sub-advise off-shore funds with comparable investment strategies.
      The Board noted that Invesco Aim has agreed to reduce the per account transfer agent fee for all the retail funds, including the Fund, effective July 1, 2009. The Board also noted that Invesco Aim has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2010 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
      The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services provided by Invesco Aim pursuant to the Fund’s advisory agreement, as well as the allocation of fees between Invesco Aim and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Aim to the Affiliated Sub-Advisers, and that Invesco Aim and the Affiliated Sub-Advisers are affiliates.
      After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the comparative advisory fee information discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

continued
24	AIM European Growth Fund

E.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractua advisory fee schedule includes seven breakpoints and that the level of the Fund’s advisory fees, as a percentage of the Fund’s net assets, has decreased as net assets increased because of the breakpoints. The Board concluded that the Fund’s advisory fees appropriately reflect economies of scale at current asset levels. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the AIM Funds and affiliates.
F.	Profitability and Financial Resources
The Board reviewed information from Invesco Aim concerning the costs of the advisory and other services that Invesco Aim and its affiliates provide to the Fund and the profitability of Invesco Aim and its affiliates in providing these services. The Board also reviewed information concerning the financial condition of Invesco Aim and its affiliates. The Board reviewed with Invesco Aim the methodology used to prepare the profitability information. The Board considered the overall profitability of Invesco Ltd., the ultimate parent of Invesco Aim and the Affiliated Sub-Advisers, and of Invesco Aim, as well as the profitability of Invesco Aim in connection with managing the Fund. The Board noted that Invesco Aim continues to operate at a net profit, although the reduction of assets under management as a result of market movements and the increase in voluntary fee waivers for affiliated money market funds have reduced the profitability of Invesco Aim and its affiliates. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Aim and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Aim is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Aim has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under the sub-advisory contracts, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.
G.	Collateral Benefits to Invesco Aim and its Affiliates
The Board considered various other benefits received by Invesco Aim and its affiliates resulting from Invesco Aim’s relationship with the Fund, including the fees received by Invesco Aim and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Aim and its affiliates in providing these services and the organizational structure employed by Invesco Aim and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Aim and its affiliates are providing these services in a satisfactory manner and in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.       The Board considered the benefits realized by Invesco Aim and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Aim and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Aim’s and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Aim’s and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of Invesco Aim, these arrangements are consistent with regulatory requirements.
     The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Aim pursuant to procedures approved by the Board. The Board noted that Invesco Aim will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Aim has contractually agreed to waive through at least June 30, 2010, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Aim receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

25	AIM European Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2009:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$41,701,926
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	0%
Foreign Taxes	0.05 per Share
Foreign Source Income	0.74 per Share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26        AIM European Growth Fund

Trustees and Officers
The address of each trustee and officer of AIM International Mutual Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company) and Invesco Aim Capital Management, Inc. (registered investment advisor); Director and President, INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC	None

		Formerly: President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936	2003	Retired	None
Trustee

Frank S. Bayley — 1939	2001	Retired	None
Trustee		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars
			Foundation and Executive
			Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling — 1937 Trustee	1991	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950	1998	Retired	None
Trustee

Lewis F. Pennock — 1942	1991	Partner, law firm of Pennock & Cooper	None
Trustee

Larry Soll — 1942	2003	Retired	None
Trustee

Raymond Stickel, Jr. — 1944	2005	Retired	None
Trustee		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers — (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®
		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A

		Formerly: Director, Vice President and Secretary, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management Inc.

		Formerly: Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Vice President, Invesco Institutional (N.A.), Inc. (registered investment advisor); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A

		Formerly: President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer and Managing Director, Invesco Aim Capital Management, Inc.; and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco Aim Private Asset Management, Inc. and The AIM Family of Funds®	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company; and Manager of the Fraud Prevention Department, Invesco Aim Investment Services, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, The AIM Family of Funds®, Invesco Global Asset Management (N.A.), Inc. (registered investment advisor), Invesco Institutional (N.A.), Inc., (registered investment advisor), INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment advisor) and Invesco Senior Secured Management, Inc. (registered investment advisor); and Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A

		Formerly: Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company; and Global Head of Product Development, AIG-Global Investment Group, Inc.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisors.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	Invesco Aim Advisors, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Suite 100	Suite 100	Suite 2900
	Houston, TX 77046-1173	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

Go Paperless with redelivery Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that’s all about eeees: - environmentally friendly. Go green by reducing the — efficient. Stop waiting for regular mail. Your documents number of trees used to produce paper. will be sent via email as soon as they’re available. — economical. Help reduce your fund’s printing and delivery — easy. Download, save and print files using your home expenses and put more capital back in your fund’s returns. computer with a few clicks of your mouse. his service is provided by Invesco Aim Investment Services, Inc.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. Click the Products & Performance tab at the top of the home page; click Mutual Funds; and then click Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-06463 and 033-44611. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
      Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
If used after January 20, 2010, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco AimSM is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisers for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund’s prospectus for information on the fund’s subadvisers. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.
     It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc.
Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

invescoaim.com	EGR-AR-1	Invesco Aim Distributors, Inc.

Annual Report to Shareholders	October 31, 2009

AIM Global Growth Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Agreements
27	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
While the year covered by this report was difficult, economic conditions and market trends appeared more favorable at the close of the fiscal year than at its start. The 12 months ended October 31, 2009, included a sharp market sell-off in late 2008 that continued into early 2009 – when an abrupt rebound began.
Increased communication
This volatility prompted a greater-than-usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com.
      Your questions, comments and suggestions gave me better insight into what was on your minds.
      As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch with and share our views with you. We increased the number of “Investment Perspective” articles on our website, invescoaim.com. Through these articles, we've tried to provide timely market commentary, general investor education information and sector updates. I hope you'll take a moment to read them and let me know if you find them useful.
      To access your Fund’s latest quarterly commentary, click on “Products and Performance” at the top of our website; next, select “Mutual Funds”; and then click on “Quarterly Commentary.”
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a rather robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward – often anticipating economic improvement or deterioration well before it arrives. In his most recent Monetary Report to the Congress, U.S. Federal Reserve Board Chairman Ben Bernanke testified that he anticipates a gradual economic recovery in 2010 with some acceleration in growth in 2011.1 I hope his guarded optimism proves to be accurate.
      Until then, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007, and just 2.7% in 2008.2 That same estimate suggests Americans saved 3.7% and 4.9% of their disposable personal income in the first and second quarters of 2009, respectively.2
      While a sustained reduction in consumer spending could delay or weaken a recovery, many families have decided that spending less and saving more makes sense – and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
      Markets rise and fall, and sharp, sudden rebounds can often be followed by unpleasant, abrupt market downturns. While it may be difficult to save and invest more, and to do so over a long time horizon – particularly in periods of economic hardship – it really is a reliable way to build an investment portfolio.
      If you’ve made a similar decision, it’s important that you work with an experienced, trusted financial advisor. A financial advisor can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest3 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
      Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
      If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246. If you have comments for me, I encourage you to email me at phil@invescoaim.com.
     Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1  U.S. Federal Reserve; 2 Bureau of Economic Analysis; 3 Pensions & Investments
2	AIM Global Growth Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the economy and financial markets have shown some signs of hope, investors remain rightfully cautious. Staying with an appropriately diversified investment program focused on your individual long-term goals can be a wise course in such uncertain times. We believe the route to financial success is more like a marathon than a sprint.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your money and your trust. As always, we seek to manage costs and enhance performance in ways that put your interests first.
     We are near the end of a busy 2009 proxy season, during which Invesco Aim Advisors, Inc.’s proxy committee votes on your behalf on issues put to a shareholder vote by the companies whose stock the Funds hold. This year, after careful case-by-case analysis by committee members and portfolio managers, the proxy committee voted with corporate management less often than in previous years, focusing on the issues of board independence, Say-On-Pay initiatives, and stock option re-pricing in light of the market’s decline. The committee remained committed to supporting non-binding Say-on-Pay proposals and abstaining from voting on social issues.
      At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Click the “About Us” tab at the top of the home page; click “Legal Information”; and then click “Investment Advisory Agreement Renewals.”
     The website also contains news and market information, investment education, planning information, current reports and prospectuses for all the AIM Funds. I highly recommend it to you.
     You are always welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming months.
Sincerely,
Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees
3	AIM Global Growth Fund

Management’s Discussion of Fund Performance

Performance summary
For the 12 months ended October 31, 2009, Class A shares of AIM Global Growth Fund, at net asset value (NAV), had positive double-digit returns, performing in line with both its style-specific and broad market benchmarks, the MSCI World Growth Index and the MSCI World Index respectively. All Fund sectors and regional exposures delivered double-digit gains over the period. Strong stock selection in Asia and Europe were key positive contributors to relative results. In contrast, a more conservative posture in the U.S. detracted from relative performance.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/08 to 10/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares*	19.55%

Class B Shares*	18.71

Class C Shares*	18.63

Class Y Shares*	19.86

MSCI World Index▼ (Broad Market Index)	18.42

MSCI World Growth Index▼ (Style-Specific Index)	19.22

Lipper Global Large-Cap Growth Funds Index▼ (Peer Group Index)	22.20

▼	Lipper Inc.

*	Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.

How we invest
When selecting stocks for your Fund, we employ a disciplined investment strategy that emphasizes fundamental research, supported by both quantitative analysis and portfolio construction techniques. Our “EQV” (Earnings, Quality, Valuation) strategy focuses primarily on identifying quality companies that have experienced, or exhibit the potential for, accelerating or above average earnings growth but whose stock prices do not fully reflect these attributes.
     While research responsibilities within the portfolio management team are focused by geographic region, we select investments for the Fund by using a bottom-up investment approach, which means that we construct the Fund primarily on a stock-by-stock basis. We focus on the strengths of individual companies rather than sectors, countries or market-cap trends.
      We believe disciplined sell decisions are key to successful investing. We consider selling a stock for one of the following reasons:
■	A company’s fundamentals deteriorate, or it posts disappointing earnings.

■	A stock’s price seems overvalued.

■	A more attractive opportunity becomes available.

Market conditions and your Fund
The fiscal year was truly a tale of two markets. During the first four months of the fiscal year, global equity markets experienced declines as severe problems in credit markets, a rapidly deteriorating housing market, rising energy and food prices and a deteriorating outlook for corporate earnings led to a global economic recession. Global equity markets began to recover some of their losses beginning in early March as unprecedented, synchronized action by global policy makers improved the outlook for economic recovery.
     The vast majority of developed countries finished the period in positive territory, in some cases with double-digit results, while emerging markets like China and Indonesia posted even larger gains.1 Similarly, the U.S. economy began to show signs that the economic contraction was moderating, and equity markets rapidly reversed direction beginning in March 2009 and rallied solidly for most of the remaining months in the fiscal year.1 Monetary stimulus indicators that supported recovery were among the largest contributors to the markets’ overall performance. A weak U.S. dollar and a federal funds rate below the yield of the two-year U.S. Treasury note benefited share prices. Corporate cost-cutting measures and cash-flow management that exceeded expectations also pushed markets upward.
     AIM Global Growth Fund reflected these market trends, with weaker results earlier in the fiscal year. However, a disciplined implementation of the Fund’s quality growth investment strategy produced positive results from February onward. Overall, for the fiscal year, all share classes of the Fund at NAV delivered strong double-digit gains and performed in line with its style-specific index, the MSCI World Growth Index.1
     On an absolute basis, all sector weightings posted double-digit returns for the Fund for the reporting period. Outperformance versus the MSCI World Growth Index came primarily from the consumer discretionary and health care sectors.

Portfolio Composition
By sector

Health Care	19.3%

Information Technology	16.2

Consumer Staples	15.7

Consumer Discretionary	12.4

Energy	8.0

Industrials	7.6

Financials	6.6

Materials	4.9

Telecommunication Services	4.3

Money Market Funds Plus Other Assets Less Liabilities	5.0

Top 10 Equity Holdings*

1. Teva Pharmaceutical Industries Ltd.-ADR	3.2%

2. Imperial Tobacco Group PLC	2.9

3. Roche Holding AG	2.8

4. Nestle S.A.	2.4

5. Anheuser-Busch InBev N.V.	2.2

6. Johnson & Johnson	2.1

7. BHP Billiton Ltd.	2.1

8. Bayer AG	2.0

9. Reckitt Benckiser Group PLC	2.0

10. Apple Inc.	1.9

Total Net Assets	$239.5 million

Total Number of Holdings*	89

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding cash equivalent holdings.

4	AIM Global Growth Fund

Triple-digit returns were posted by some of the Fund’s consumer discretionary holdings, with particular strength in the automobile and media industries.
     Top stock contributors to Fund performance included Indonesian automobile manufacturer PT Astra International, and U.K.-based advertising firm WPP PLC. In the health care sector, there was particular strength in the health care equipment and pharmaceutical industries. Top performers for the Fund included Switzerland-based developer, distributor and provider of hearing instruments Sonova Holdings AG and the global leader in generic pharmaceuticals, Teva Pharmaceuticals of Israel. In each of these instances, the index had limited or no exposure to these holdings, demonstrating the benefits of the Fund’s actively managed, non-benchmark focused investment process.
     Despite strong absolute and relative results, our continued underweight in the financials sector, particularly in the capital markets industry, prevented the Fund from fully benefiting from the strength of this sector. We continued to maintain an underweight position in this market segment primarily because of a lack of convincing fundamental evidence that companies in this sector would experience healthy earnings growth and strong stock price appreciation.
     In broad geographical terms, all regions where the Fund was invested delivered double-digit returns for the period. Versus the MSCI World Growth Index, Fund holdings in Asia and Europe outperformed those of the benchmark. The Fund’s performance versus the index also benefited from its exposure to emerging markets, which experienced strong gains. The index, by contrast, had no exposure to emerging markets.
     However, the Fund’s U.S. holdings lagged those of the style-specific benchmark over the period. Underperformance in the U.S. was primarily the result of the Fund’s more defensive posture, as more economically sensitive stocks outperformed after the rally began in March 2009. We began to reposition our U.S. exposure about the middle of the period, by moving into more economically sensitive holdings as our quantitative and fundamental research provided data indicating that these companies may have the potential for sustainable earnings growth in a more stable and improving economic environment.
     During the fiscal year, we sold stocks whose growth profiles were no longer as compelling as when we initially purchased them. We sold or reduced our positions in U.S.-based Procter & Gamble, Coca-Cola, Kroger and Colgate-Palmolive.
     We initiated several new positions as well. Most were the stocks of U.S. companies with strong or improving EQV (earnings, quality and valuation) profiles. We added Freeport-McMoRan Copper & Gold, a diversified metals and mining firm; Carnival, a hotel, resort and cruise line company; and Costco, the hypermarket and super center retailer. Despite these purchases, the Fund remained significantly underweight in the U.S. versus its benchmark.
     One surprising aspect of this year's strong rally in global equities, apart from a mild setback in mid-July, was the absence of any correction in prices.1 After world stock markets bottomed in early March 2009, most developed countries delivered strong returns through the end of the fiscal year.1 Gains in emerging markets were even more impressive with several markets generating triple-digit returns. While we believed fundamentals indicated further upside market potential, we were concerned that most markets, developed and emerging, had appreciated at an unsustainable rate.
     Therefore, we would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult a financial advisor to discuss your individual financial program.
     We welcome any new investors who joined the Fund during the reporting period, and we thank you for your continued investment in AIM Global Growth Fund.
1 Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Matthew Dennis
Chartered Financial Analyst, portfolio manager, is lead manager of AIM Global Growth Fund with respect to the Fund’s investments in Europe and Canada. He has been in the investment business since 1994. Mr. Dennis earned a B.A. in economics from The University of Texas at Austin and an M.S. in finance from Texas A&M University.
Robert Lloyd
Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM Global Growth Fund with respect to the Fund’s domestic investments. He joined Invesco Aim in 2000. Mr. Lloyd earned a B.B.A. from the University of Notre Dame and an M.B.A. from the University of Chicago.
Barrett Sides
Senior portfolio manager, is lead manager of AIM Global Growth Fund with respect to the Fund’s investments in Asia Pacific and Latin America. He joined Invesco Aim in 1990. Mr. Sides earned a B.S. in economics from Bucknell University and an M.B.A. in international business from the University of St. Thomas.
Clas Olsson
Senior portfolio manager and head of AIM’s International Investment Management Unit, is manager of AIM Global Growth Fund. He joined Invesco Aim in 1994. Mr. Olsson became a commissioned naval officer at the Royal Swedish Naval Academy in 1988. He earned a B.B.A. from The University of Texas at Austin.
Assisted by the Asia Pacific/Latin American Team, Europe/Canada Team and Large/Multi-Cap Growth Team

5	AIM Global Growth Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes with Sales Charges since Inception
Index data from 8/31/94, Fund data from 9/15/94

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group reflects
fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart.
The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our web site – invescoaim.com. More detail is available to you at that site.
6	AIM Global Growth Fund

Average Annual Total Returns
As of 10/31/09, including maximum applicable sales charges

Class A Shares

Inception (9/15/94)	5.18%

10 Years	-1.58

5 Years	2.62

1 Year	13.00

Class B Shares

Inception (9/15/94)	5.27%

10 Years	-1.49

5 Years	2.68

1 Year	13.71

Class C Shares

Inception (8/4/97)	1.31%

10 Years	-1.63

5 Years	3.03

1 Year	17.63

Class Y Shares

10 Years	-0.99%

5 Years	3.85

1 Year	19.86
Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.
Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is September 15, 1994.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance

Average Annual Total Returns
As of 9/30/09, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (9/15/94)	5.28%

10 Years	-0.74

5 Years	3.31

1 Year	-6.09

Class B Shares

Inception (9/15/94)	5.37%

10 Years	-0.64

5 Years	3.39

1 Year	-6.29

Class C Shares

Inception (8/4/97)	1.41%

10 Years	-0.79

5 Years	3.73

1 Year	-2.35

Class Y Shares

10 Years	-0.14%

5 Years	4.56

1 Year	-0.32
Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.
may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.60%, 2.35%, 2.35% and 1.35%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.61%, 2.36%, 2.36% and 1.36%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.
1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2010. See current prospectus for more information.

7	AIM Global Growth Fund

AIM Global Growth Fund’s investment objective is long-term growth of capital.
■  Unless otherwise stated, information presented in this report is as of October 31, 2009, and is based on total net assets.
■  Unless otherwise noted, all data provided by Invesco Aim.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher, and there may be delays in settlement procedures.
■	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.
■	The prices of securities held by the Fund may decline in response to market risks.

About indexes used in this report
■	The MSCI World IndexSM is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.
■	The MSCI World Growth Index is a free float-adjusted market capitalization index that represents the growth segment in global developed market equity performance.
■	The Lipper Global Large-Cap Growth Funds Index is an equally weighted representation of the largest funds in the Lipper Global Large-Cap Growth Funds category. These funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P/Citigroup World BMI.
■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
■	The Chartered Financial Analysts® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	AGGAX
Class B Shares	AGGBX
Class C Shares	AGGCX
Class Y Shares	AGGYX

8	AIM Global Growth Fund

Schedule of Investments

October 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–94.99%
Australia–5.14%
BHP Billiton Ltd.	152,116	$4,993,589

Cochlear Ltd.	51,584	2,955,309

CSL Ltd.	46,427	1,304,787

QBE Insurance Group Ltd.	121,510	2,444,925

Woolworths Ltd.	24,266	620,490

		12,319,100

Belgium–2.23%
Anheuser-Busch InBev N.V.	113,565	5,336,177

Canada–1.95%
Suncor Energy, Inc.	85,916	2,834,481

Talisman Energy Inc.	108,129	1,832,136

		4,666,617

Denmark–2.22%
Novo Nordisk A.S.–Class B	73,327	4,559,471

Vestas Wind Systems A.S.(a)	10,706	753,866

		5,313,337

France–5.51%
Axa S.A.	88,827	2,207,079

BNP Paribas	46,146	3,470,901

Cap Gemini S.A.	39,030	1,811,547

Danone S.A.	22,591	1,357,135

Total S.A.	72,956	4,343,549

		13,190,211

Germany–5.31%
Adidas AG	30,705	1,421,031

Bayer AG	70,554	4,886,083

Merck KGaA	22,795	2,143,576

Puma AG Rudolf Dassler Sport	10,314	3,146,954

SAP AG	24,619	1,112,324

		12,709,968

Hong Kong–1.68%
Hutchison Whampoa Ltd.	365,000	2,555,301

Li & Fung Ltd.	354,000	1,465,936

		4,021,237

India–1.69%
Infosys Technologies Ltd.	35,667	1,661,133

Infosys Technologies Ltd.–ADR	51,851	2,385,146

		4,046,279

Indonesia–0.88%
PT Astra International Tbk	656,000	2,119,122

Ireland–1.29%
Cooper Industries PLC–Class A	47,876	1,852,322

Ingersoll-Rand PLC	39,272	1,240,603

		3,092,925

Israel–3.14%
Teva Pharmaceutical Industries Ltd.–ADR	149,089	7,526,013

Italy–2.99%
Eni S.p.A.	127,190	3,152,881

Finmeccanica S.p.A.	238,725	4,006,633

		7,159,514

Japan–4.66%
Hoya Corp.	76,100	1,667,176

Keyence Corp.	11,500	2,282,505

Komatsu Ltd.	65,700	1,277,134

Nidec Corp.	46,200	3,941,945

Toyota Motor Corp.	50,100	1,983,104

		11,151,864

Mexico–2.13%
America Movil S.A.B de C.V.–Series L–ADR	47,290	2,086,908

Grupo Televisa S.A.–ADR	156,121	3,022,502

		5,109,410

Netherlands–1.88%
Koninklijke Ahold N.V.	95,938	1,207,943

TNT N.V.	79,205	2,098,135

Unilever N.V.	39,089	1,203,653

		4,509,731

Philippines–1.27%
Philippine Long Distance Telephone Co.	56,450	3,044,092

Singapore–0.86%
United Overseas Bank Ltd.	172,000	2,055,439

South Korea–0.87%
Hyundai Mobis	15,892	2,075,043

Spain–0.84%
Telefonica S.A.	72,137	2,013,138

Switzerland–8.45%
Nestle S.A.	121,681	5,655,825

Novartis AG	24,500	1,277,882

Roche Holding AG	42,353	6,785,254

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM Global Growth Fund

	Shares	Value

Switzerland–(continued)

Sonova Holding AG	22,642	$2,329,674

Syngenta AG	17,716	4,193,193

		20,241,828

Taiwan–1.35%
MediaTek Inc.	80,000	1,132,476

Taiwan Semiconductor Manufacturing Co. Ltd.	1,162,429	2,114,101

		3,246,577

United Kingdom–12.99%
BAE Systems PLC	338,182	1,740,085

BG Group PLC	139,755	2,408,973

British American Tobacco PLC	32,763	1,045,972

Compass Group PLC	417,215	2,648,604

Imperial Tobacco Group PLC	230,990	6,806,504

Reckitt Benckiser Group PLC	98,070	4,875,461

Reed Elsevier PLC	228,667	1,734,423

Tesco PLC	510,199	3,404,275

Vodafone Group PLC	1,455,658	3,220,236

WPP PLC	361,460	3,241,148

		31,125,681

United States–25.66%
Apollo Group, Inc.–Class A(a)	17,022	971,956

Apple Inc.(a)	24,422	4,603,547

Baxter International Inc.	65,367	3,533,740

Cameron International Corp.(a)	36,925	1,365,117

Carnival Corp.(a)(b)	71,715	2,088,341

Charles Schwab Corp. (The)	64,512	1,118,638

Chubb Corp. (The)	38,310	1,858,801

Cisco Systems, Inc.(a)	103,111	2,356,086

CME Group Inc.	3,577	1,082,436

Corning Inc.	67,010	979,016

Costco Wholesale Corp.	22,707	1,290,893

Exxon Mobil Corp.	17,391	1,246,413

Freeport-McMoRan Copper & Gold Inc.	35,164	2,579,631

Gap, Inc. (The)	65,055	1,388,274

Gilead Sciences, Inc.(a)	87,172	3,709,169

Google Inc.–Class A(a)	4,998	2,679,528

Intel Corp.	120,737	2,307,284

Johnson & Johnson	86,801	5,125,599

Johnson Controls, Inc.	42,588	1,018,705

JPMorgan Chase & Co.	39,998	1,670,716

Kellogg Co.	45,774	2,359,192

Kohl’s Corp.(a)	24,102	1,379,116

MasterCard, Inc.–Class A	10,983	2,405,497

Microsoft Corp.	139,553	3,869,805

Occidental Petroleum Corp.	24,957	1,893,737

PepsiCo, Inc.	40,816	2,471,409

QUALCOMM Inc.	36,834	1,525,296

Raytheon Co.	57,118	2,586,303

		61,464,245

Total Common Stocks & Other Equity Interests (Cost $200,826,503)		227,537,548

Money Market Funds–4.01%
Liquid Assets Portfolio–Institutional Class(c)	4,795,439	4,795,439

Premier Portfolio–Institutional Class(c)	4,795,439	4,795,439

Total Money Market Funds (Cost $9,590,878)		9,590,878

TOTAL INVESTMENTS–99.00% (Cost $210,417,381)		237,128,426

OTHER ASSETS LESS LIABILITIES–1.00%		2,401,669

NET ASSETS–100.00%		$239,530,095

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Each unit represents one common share with paired trust share.
(c)	The money market fund and the Fund are affiliated by having the same investment advisor.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM Global Growth Fund

Statement of Assets and Liabilities

October 31, 2009

Assets:
Investments, at value (Cost $200,826,503)	$227,537,548

Investments in affiliated money market funds, at value and cost	9,590,878

Total investments, at value (Cost $210,417,381)	237,128,426

Foreign currencies, at value (Cost $2,180,376)	2,175,404

Receivables for:
Investments sold	1,738,645

Fund shares sold	78,111

Dividends	381,560

Investment for trustee deferred compensation and retirement plans	40,411

Other assets	18,023

Total assets	241,560,580

Liabilities:
Payables for:
Investments purchased	1,385,941

Fund shares reacquired	198,202

Accrued fees to affiliates	242,969

Accrued other operating expenses	110,768

Trustee deferred compensation and retirement plans	92,605

Total liabilities	2,030,485

Net assets applicable to shares outstanding	$239,530,095

Net assets consist of:
Shares of beneficial interest	$342,561,641

Undistributed net investment income	1,915,380

Undistributed net realized gain (loss)	(131,662,271)

Unrealized appreciation	26,715,345

$239,530,095

Net Assets:
Class A	$204,604,510

Class B	$19,324,671

Class C	$13,192,301

Class Y	$1,395,483

Institutional Class	$1,013,130

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class A	10,488,488

Class B	1,056,318

Class C	720,970

Class Y	71,322

Institutional Class	51,728

Class A:
Net asset value per share	$19.51

Maximum offering price per share
(Net asset value of $19.51 divided by 94.50%)	$20.65

Class B:
Net asset value and offering price per share	$18.29

Class C:
Net asset value and offering price per share	$18.30

Class Y:
Net asset value and offering price per share	$19.57

Institutional Class:
Net asset value and offering price per share	$19.59

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM Global Growth Fund

Statement of Operations

For the year ended October 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $439,208)	$5,662,472

Dividends from affiliated money market funds	65,925

Total investment income	5,728,397

Expenses:
Advisory fees	1,746,003

Administrative services fees	90,198

Custodian fees	81,136

Distribution fees:
Class A	459,259

Class B	203,493

Class C	121,433

Transfer agent fees	1,186,030

Transfer agent fees — Institutional	711

Trustees’ and officers’ fees and benefits	23,823

Other	246,534

Total expenses	4,158,620

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(28,728)

Net expenses	4,129,892

Net investment income	1,598,505

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(6,297))	(18,813,781)

Foreign currencies	(53,814)

(18,867,595)

Change in net unrealized appreciation of:
Investment securities	56,156,963

Foreign currencies	85,463

56,242,426

Net realized and unrealized gain	37,374,831

Net increase (decrease) in net assets resulting from operations	$38,973,336

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM Global Growth Fund

Statement of Changes in Net Assets

For the years ended October 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$1,598,505	$3,145,934

Net realized gain (loss)	(18,867,595)	13,724,162

Change in net unrealized appreciation	56,242,426	(191,957,603)

Net increase (decrease) in net assets resulting from operations	38,973,336	(175,087,507)

Distributions to shareholders from net investment income:
Class A	(2,660,193)	(734,900)

Class B	(5,525)	—

Class C	(2,860)	—

Class Y	(11,795)	—

Institutional Class	(20,615)	(24)

Total distributions from net investment income	(2,700,988)	(734,924)

Share transactions-net:
Class A	(16,581,265)	(24,085,270)

Class B	(8,960,819)	(29,896,760)

Class C	(1,605,102)	(5,039,894)

Class Y	307,638	942,705

Institutional Class	(154,120)	1,394,081

Net increase (decrease) in net assets resulting from share transactions	(26,993,668)	(56,685,138)

Net increase (decrease) in net assets	9,278,680	(232,507,569)

Net assets:
Beginning of year	230,251,415	462,758,984

End of year (includes undistributed net investment income of $1,915,380 and $2,594,148, respectively)	$239,530,095	$230,251,415

Notes to Financial Statements

October 31, 2009

NOTE 1—Significant Accounting Policies

AIM Global Growth Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an

13        AIM Global Growth Fund

independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to

14        AIM Global Growth Fund

federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15        AIM Global Growth Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the “Advisor” or “Invesco Aim”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.80%

Next $250 million	0.78%

Next $500 million	0.76%

Next $1.5 billion	0.74%

Next $2.5 billion	0.72%

Next $2.5 billion	0.70%

Next $2.5 billion	0.68%

Over $10 billion	0.66%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisors”) the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).
  Effective July 1, 2009, the Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Institutional Class shares to 2.25%, 3.00%, 3.00%, 2.00% and 2.00% of average daily net assets, respectively, through at least February 28, 2011. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. (“Invesco”) described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The advisor did not waive fees for reimbursed expenses during the period under this expense limitation.
  The Advisor has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended October 31, 2009, the Advisor waived advisory fees of $12,947.
  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $1,204.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2009, IADI advised the Fund that IADI retained $14,592 in front-end sales commissions from the sale of Class A shares and $633, $29,690 and $592 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

16        AIM Global Growth Fund

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Australia	$—	$12,319,100	$—	$12,319,100

Belgium	—	5,336,177	—	5,336,177

Canada	4,666,617	—	—	4,666,617

Denmark	753,866	4,559,471	—	5,313,337

France	—	13,190,211	—	13,190,211

Germany	2,143,576	10,566,392	—	12,709,968

Hong Kong	—	4,021,237	—	4,021,237

India	2,385,146	1,661,133	—	4,046,279

Indonesia	—	2,119,122	—	2,119,122

Ireland	3,092,925	—	—	3,092,925

Israel	7,526,013	—	—	7,526,013

Italy	—	7,159,514	—	7,159,514

Japan	—	11,151,864	—	11,151,864

Mexico	5,109,410	—	—	5,109,410

Netherlands	—	4,509,731	—	4,509,731

Philippines	—	3,044,092	—	3,044,092

Singapore	—	2,055,439	—	2,055,439

South Korea	—	2,075,043	—	2,075,043

Spain	—	2,013,138	—	2,013,138

Switzerland	—	20,241,828	—	20,241,828

Taiwan	—	3,246,577	—	3,246,577

United Kingdom	1,734,423	29,391,258	—	31,125,681

United States	71,055,123	—	—	71,055,123

Total Investments	$98,467,099	$138,661,327	$—	$237,128,426

17        AIM Global Growth Fund

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2009, the Fund engaged in securities purchases of $4,530,398 and securities sales of $13,127, which resulted in net realized gains (losses) of $(6,297).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2009, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $14,577.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2009, the Fund paid legal fees of $3,304 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2009 and 2008:

	2009	2008

Ordinary income	$2,700,988	$734,924

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$2,012,909

Net unrealized appreciation — investments	26,654,454

Net unrealized appreciation — other investments	4,301

Temporary book/tax differences	(97,530)

Capital loss carryforward	(131,605,680)

Shares of beneficial interest	342,561,641

Total net assets	$239,530,095

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

18        AIM Global Growth Fund

  The Fund has a capital loss carryforward as of October 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2010	$101,042,257

October 31, 2011	11,321,620

October 31, 2017	19,241,803

Total capital loss carryforward	$131,605,680

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2009 was $83,288,591 and $111,227,873, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$42,106,021

Aggregate unrealized (depreciation) of investment securities	(15,451,567)

Net unrealized appreciation of investment securities	$26,654,454

Cost of investments for tax purposes is $210,473,972.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of expired capital loss carryforwards, on October 31, 2009, undistributed net investment income was increased by $423,715, undistributed net realized gain (loss) was increased by $87,601,852 and shares of beneficial interest decreased by $88,025,567. This reclassification had no effect on the net assets of the Fund.

19        AIM Global Growth Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended October 31
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Class A	528,607	$8,808,191	1,497,410	$38,052,010

Class B	125,885	1,948,676	165,799	3,692,774

Class C	96,504	1,490,379	92,945	2,106,168

Class Y(b)	40,004	656,794	50,102	951,733

Institutional Class	12,032	194,140	63,782	1,460,315

Issued as reinvestment of dividends:
Class A	161,771	2,484,806	26,223	694,393

Class B	370	5,363	—	—

Class C	188	2,724	—	—

Class Y	761	11,703	—	—

Institutional Class	1,346	20,615	1	24

Automatic conversion of Class B shares to Class A shares:
Class A	408,162	6,604,876	883,035	20,709,283

Class B	(433,427)	(6,604,876)	(945,599)	(20,709,283)

Reacquired:(c)
Class A(b)	(2,097,583)	(34,479,138)	(3,536,798)	(83,540,956)

Class B	(285,781)	(4,309,982)	(579,696)	(12,880,251)

Class C	(200,520)	(3,098,205)	(325,092)	(7,146,062)

Class Y	(18,970)	(360,859)	(575)	(9,028)

Institutional Class	(22,291)	(368,875)	(3,511)	(66,258)

Net increase (decrease) in share activity	(1,682,942)	$(26,993,668)	(2,611,974)	$(56,685,138)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 24% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	49,496	$940,433

Class A	(49,496)	($940,433)

(c)	Net of redemption fees of $2,854 and $2,905 which were allocated among the classes based on relative net assets of each class for the years ended October 31, 2009 and 2008, respectively.

20        AIM Global Growth Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
				Net gains								to average		to average net		Ratio of net
	Net asset	Net		(losses) on			Dividends					net assets		assets without		investment
	value,	investment		securities (both		Total from	from net	Net asset			Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and		investment	investment	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)		unrealized)		operations	income	of period(b)	Return(c)		(000s omitted)	absorbed		absorbed		net assets		turnover(d)

Class A
Year ended 10/31/09	$16.56	$0.14		$3.05	(e)	$3.19	$(0.24)	$19.51	19.62	%(e)	$204,605	1.79	%(f)	1.80	%(f)	0.83	%(f)	40%
Year ended 10/31/08	28.18	0.24		(11.80)		(11.56)	(0.06)	16.56	(41.11)		190,275	1.59		1.60		1.00		48
Year ended 10/31/07	22.94	0.12		5.22		5.34	(0.10)	28.18	23.35		355,538	1.53		1.57		0.47		38
Year ended 10/31/06	19.02	0.06		3.99		4.05	(0.13)	22.94	21.39		310,028	1.62		1.68		0.28		42
Year ended 10/31/05	16.65	0.08	(g)	2.29		2.37	—	19.02	14.23		284,122	1.77		1.82		0.44	(g)	51

Class B
Year ended 10/31/09	15.42	0.01		2.86	(e)	2.87	0.00	18.29	18.64	(e)	19,325	2.54	(f)	2.55	(f)	0.08	(f)	40
Year ended 10/31/08	26.37	0.06		(11.01)		(10.95)	—	15.42	(41.52)		25,426	2.34		2.35		0.25		48
Year ended 10/31/07	21.54	(0.07)		4.90		4.83	—	26.37	22.42		79,333	2.28		2.32		(0.28)		38
Year ended 10/31/06	17.87	(0.09)		3.76		3.67	—	21.54	20.54		90,571	2.37		2.43		(0.47)		42
Year ended 10/31/05	15.76	(0.04	)(g)	2.15		2.11	—	17.87	13.39		105,368	2.43		2.48		(0.22	)(g)	51

Class C
Year ended 10/31/09	15.42	0.01		2.87	(e)	2.88	0.00	18.30	18.71	(e)	13,192	2.54	(f)	2.55	(f)	0.08	(f)	40
Year ended 10/31/08	26.38	0.06		(11.02)		(10.96)	—	15.42	(41.55)		12,719	2.34		2.35		0.25		48
Year ended 10/31/07	21.55	(0.07)		4.90		4.83	—	26.38	22.41		27,878	2.28		2.32		(0.28)		38
Year ended 10/31/06	17.88	(0.09)		3.76		3.67	—	21.55	20.52		24,565	2.37		2.43		(0.47)		42
Year ended 10/31/05	15.77	(0.04	)(g)	2.15		2.11	—	17.88	13.38		23,619	2.43		2.48		(0.22	)(g)	51

Class Y
Year ended 10/31/09	16.57	0.19		3.05	(e)	3.24	(0.24)	19.57	19.93	(e)	1,395	1.54	(f)	1.55	(f)	1.08	(f)	40
Year ended 10/31/08(h)	19.00	0.01		(2.44)		(2.43)	—	16.57	(12.79)		821	1.45	(i)	1.46	(i)	1.14	(i)	48

Institutional Class
Year ended 10/31/09	16.65	0.26		3.05	(e)	3.31	(0.37)	19.59	20.49	(e)	1,013	1.07	(f)	1.08	(f)	1.55	(f)	40
Year ended 10/31/08	28.19	0.30		(11.77)		(11.47)	(0.07)	16.65	(40.79)		1,010	1.08		1.09		1.51		48
Year ended 10/31/07(h)	27.11	0.02		1.06		1.08	—	28.19	3.98		10	1.05	(i)	1.05	(i)	0.94	(i)	38

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received, net gains ( losses) on securities (both realized and unrealized) per share would have been $2.93, $2.74, $2.75, $2.93 and $2.93 for Class A, Class B, Class C, Class Y and Institutional Class shares, respectively and total return would have been lower.
(f)	Ratios are based on average daily net assets (000’s omitted) of $183,703, $20,349, $12,143, $1,107 and $947 for Class A, Class B, Class C, Class Y and Institutional Class shares, respectively.
(g)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $0.05 and 0.27%; $(0.07) and (0.39)% and $(0.07) and (0.39)% for Class A, Class B, and Class C shares, respectively.
(h)	Commencement date for Class Y and Instituitonal Class shares was October 3, 2008 and September 28, 2007, respectively.
(i)	Annualized.

21        AIM Global Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds
and Shareholders of AIM Global Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Global Growth Fund (one of the funds constituting AIM International Mutual Funds, hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 15, 2009
Houston, Texas

22        AIM Global Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2]	(10/31/09)	Period[2]	Ratio
A	$1,000.00	$1,241.10	$9.72	$1,016.53	$8.74	1.72%

B	1,000.00	1,236.50	13.92	1,012.75	12.53	2.47

C	1,000.00	1,236.50	13.92	1,012.75	12.53	2.47

Y	1,000.00	1,242.50	8.31	1,017.80	7.48	1.47

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23        AIM Global Growth Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM International Mutual Funds is required under the Investment Company Act of 1940 to approve annually the renewal of the AIM Global Growth Fund (the Fund) investment advisory agreement with Invesco Aim Advisors, Inc. (Invesco Aim) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 16-17, 2009, the Board as a whole, and the disinterested or “independent” Trustees voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2009. In doing so, the Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Aim and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.
The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees that are responsible for overseeing the management of a number of the series portfolios of the AIM Funds. This Sub-Committee structure permits the Trustees to focus on the performance of the AIM Funds that have been assigned to them. The Sub-Committees meet throughout the year to review the performance of their assigned funds, and the Sub-Committees review monthly and quarterly comparative performance information and periodic asset flow data for their assigned funds. These materials are prepared under the direction and supervision of the independent Senior Officer, an officer of the AIM Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management and review with these individuals the performance, investment objective(s), policies, strategies and limitations of these funds.
     In addition to their meetings throughout the year, the Sub-Committees meet at designated contract renewal meetings each year to conduct an in-depth review of the performance, fees, expenses and other matters related to their assigned funds. During the contract renewal process, the Trustees receive comparative performance and fee data regarding the AIM Funds prepared by an independent company, Lipper, Inc. (Lipper), under the direction and supervision of the Senior Officer who also prepares a separate analysis of this information for the Trustees. Each Sub-Committee then makes recommendations to the Investments Committee regarding the fees and expenses of their assigned funds. The Investments Committee considers each Sub-Committee’s recommendations and makes its own recommendations regarding the fees and expenses of the AIM Funds to the full Board. The Investments Committee also considers each Sub-Committee’s recommendations in making its annual recommendation to the Board whether to approve the continuance of each AIM Fund’s investment advisory agreement and sub-advisory contracts for another year.
     The independent Trustees met separately during their evaluation of the Fund’s investment advisory agreement and sub-advisory contracts with independent legal counsel. The independent Trustees were also assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer. One responsibility of the Senior Officer is to manage the process by which the AIM Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. Accordingly, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer recommended that an independent written evaluation be provided and, at the direction of the Board, prepared an independent written evaluation.
     During the annual contract renewal process, the Board considered the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts. The Board considered all of the information provided to them, including information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any particular factor that was controlling. Each Trustee may have evaluated the information provided differently from another Trustee and attributed different weight to the various factors. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other AIM Funds are the result of years of review and negotiation between the Trustees and Invesco Aim, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
     The discussion below serves as a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, information set forth below is as of June 17, 2009, and does not reflect any changes that may have occurred since that date, including but not limited to changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.	Nature, Extent and Quality of Services Provided by Invesco Aim
The Board reviewed the advisory services provided to the Fund by Invesco Aim under the Fund’s investment advisory agreement, the performance of Invesco Aim in providing these services, and the credentials and experience of the officers and employees of Invesco Aim who provide these services. The Board’s review of the qualifications of Invesco Aim to provide these services included the Board’s consideration of Invesco Aim’s portfolio and product review process, various back office support functions provided by Invesco Aim and its affiliates, and Invesco Aim’s equity and

24	AIM Global Growth Fund	continued

fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Aim are appropriate and that Invesco Aim currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement.
     In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Aim and the Fund, as well as the Board’s knowledge of Invesco Aim’s operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Aim and its affiliates continue to take to improve the quality and efficiency of the services they provide to the AIM Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that the quality and efficiency of the services Invesco Aim and its affiliates provide to the AIM Funds in each of these areas support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
B.	Nature, Extent and Quality of Services Provided by Affiliated Sub-Advisers
The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are geographically dispersed in financial centers around the world, can provide research and other information and make recommendations on the markets and economies of various countries and securities of companies located in such countries or on various types of investments and investment techniques. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Aim to utilize the additional resources and talent of the Affiliated Sub-Advisers in managing the Fund.
C.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
     The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Aim or an Affiliated Sub-Adviser and against the Lipper Global Large-Cap Growth Funds Index. The Board noted that the Fund’s performance was in the first quintile for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was above the performance of the Index for the one, three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance and this review did not change their conclusions. The Board noted that, in response to the Board’s focus on fund performance, Invesco Aim has taken a number of actions intended to improve the investment process for the funds.
D.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Aim or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the Fund’s contractual advisory fee rate was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper and noted that the contractual fee rates shown by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that some comparative data did not reflect the market downturn that occurred in the fourth quarter of 2008.
     The Board noted that neither Invesco Aim nor its affiliates serve as an adviser to other domestic mutual funds or other domestic clients with investment strategies comparable to those of the Fund. The Board also noted that Invesco Aim and an Invesco Aim affiliate sub-advise off-shore funds with comparable investment strategies.
     The Board noted that Invesco Aim has agreed to reduce the per account transfer agent fee for all the retail funds, including the Fund, effective July 1, 2009. The Board also noted that Invesco Aim has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2010 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
     The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services provided by Invesco Aim pursuant to the Fund’s advisory agreement, as well as the allocation of fees between Invesco Aim and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Aim to the Affiliated Sub-Advisers, and that Invesco Aim and the Affiliated Sub-Advisers are affiliates.
     After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the comparative advisory fee information discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.
E.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes seven

25	AIM Global Growth Fund	continued

breakpoints and that the level of the Fund’s advisory fees, as a percentage of the Fund’s net assets, has decreased as net assets increased because of the breakpoints. The Board concluded that the Fund’s advisory fees appropriately reflect economies of scale at current asset levels. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the AIM Funds and affiliates.
F.	Profitability and Financial Resources
The Board reviewed information from Invesco Aim concerning the costs of the advisory and other services that Invesco Aim and its affiliates provide to the Fund and the profitability of Invesco Aim and its affiliates in providing these services. The Board also reviewed information concerning the financial condition of Invesco Aim and its affiliates. The Board reviewed with Invesco Aim the methodology used to prepare the profitability information. The Board considered the overall profitability of Invesco Ltd., the ultimate parent of Invesco Aim and the Affiliated Sub-Advisers, and of Invesco Aim, as well as the profitability of Invesco Aim in connection with managing the Fund. The Board noted that Invesco Aim continues to operate at a net profit, although the reduction of assets under management as a result of market movements and the increase in voluntary fee waivers for affiliated money market funds have reduced the profitability of Invesco Aim and its affiliates. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Aim and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Aim is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Aim has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under the sub-advisory contracts, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.
G.	Collateral Benefits to Invesco Aim and its Affiliates
The Board considered various other benefits received by Invesco Aim and its affiliates resulting from Invesco Aim’s relationship with the Fund, including the fees received by Invesco Aim and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Aim and its affiliates in providing these services and the organizational structure employed by Invesco Aim and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Aim and its affiliates are providing these services in a satisfactory manner and in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
     The Board considered the benefits realized by Invesco Aim and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Aim and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Aim’s and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Aim’s and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of Invesco Aim, these arrangements are consistent with regulatory requirements.
     The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Aim pursuant to procedures approved by the Board. The Board noted that Invesco Aim will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Aim has contractually agreed to waive through at least June 30, 2010, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Aim receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

26	AIM Global Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2009:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	37.13%
Foreign Taxes	$.0372 per share
Foreign Source Income	$.4294 per share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27        AIM Global Growth Fund

Supplement to Annual Report dated 10/31/09
AIM Global Growth Fund

Institutional Class Shares
The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

Average Annual Total Returns
For periods ended 10/31/09

10 Years	-0.88%

5 Years	4.09

1 Year	20.49

Average Annual Total Returns
For periods ended 9/30/09, the most recent calendar quarter-end

10 Years	-0.03%

5 Years	4.79

1 Year	0.13

Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.
Institutional Class shares’ inception date is September 28, 2007. Returns since that date are historical returns. All other returns are blended returns of historical Institutional Class share performance and restated Class A share performance (for periods prior to the inception date of Institutional Class shares) at net asset value (NAV) and reflect the Rule 12b-1 fees applicable to Class A shares. Class A shares’ inception date is September 15, 1994.
     Institutional Class shares have no sales charge; therefore, performance is at NAV. Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 1.09%.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 1.10%. The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.
     Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800 451 4246 or visit invescoaim.com.
1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2010. See current prospectus for more information.

Nasdaq Symbol	GGAIX

Over for information on your Fund’s expenses.

This supplement must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
FOR INSTITUTIONAL INVESTOR USE ONLY – NOT FOR USE WITH THE PUBLIC
This material is for institutional investor use only and may not be quoted, reproduced, shown to the public or used in written form as sales literature for public use.

invescoaim.com       GLG-INS-1       Invesco Aim Distributors, Inc.

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

HYPOTHETICAL
(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2]	(10/31/09)	Period[2]	Ratio
Institutional	$1,000.00	$1,245.40	$6.17	$1,019.71	$5.55	1.09%

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Global Growth Fund

Trustees and Officers
The address of each trustee and officer of AIM International Mutual Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company) and Invesco Aim Capital Management, Inc. (registered investment advisor); Director and President, INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC	None

		Formerly: President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936	2003	Retired	None
Trustee

Frank S. Bayley — 1939	2001	Retired	None
Trustee		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars
			Foundation and Executive
			Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling — 1937 Trustee	1991	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950	1998	Retired	None
Trustee

Lewis F. Pennock — 1942	1991	Partner, law firm of Pennock & Cooper	None
Trustee

Larry Soll — 1942	2003	Retired	None
Trustee

Raymond Stickel, Jr. — 1944	2005	Retired	None
Trustee		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers — (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®
		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A

		Formerly: Director, Vice President and Secretary, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management Inc.

		Formerly: Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Vice President, Invesco Institutional (N.A.), Inc. (registered investment advisor); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A

		Formerly: President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer and Managing Director, Invesco Aim Capital Management, Inc.; and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco Aim Private Asset Management, Inc. and The AIM Family of Funds®	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company; and Manager of the Fraud Prevention Department, Invesco Aim Investment Services, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, The AIM Family of Funds®, Invesco Global Asset Management (N.A.), Inc. (registered investment advisor), Invesco Institutional (N.A.), Inc., (registered investment advisor), INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment advisor) and Invesco Senior Secured Management, Inc. (registered investment advisor); and Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A

		Formerly: Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company; and Global Head of Product Development, AIG-Global Investment Group, Inc.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisors.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	Invesco Aim Advisors, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Suite 100	Suite 100	Suite 2900
	Houston, TX 77046-1173	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. Click the Products & Performance tab at the top of the home page; click Mutual Funds; and then click Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-06463 and 033-44611
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
If used after January 20, 2010, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco AimSM is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.,

Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisers for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund’s prospectus for information on the fund’s subadvisers. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.
     It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

invescoaim.com	GLG-AR-1	Invesco Aim Distributors, Inc.

Annual Report to Shareholders	October 31, 2009

AIM Global Small & Mid Cap Growth Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Agreements
27	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
While the year covered by this report was difficult, economic conditions and market trends appeared more favorable at the close of the fiscal year than at its start. The 12 months ended October 31, 2009, included a sharp market sell-off in late 2008 that continued into early 2009 – when an abrupt rebound began.
Increased communication
This volatility prompted a greater-than-usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com.
     Your questions, comments and suggestions gave me better insight into what was on your minds.
     As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch with and share our views with you. We increased the number of “Investment Perspective” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates. I hope you’ll take a moment to read them and let me know if you find them useful.
     To access your Fund’s latest quarterly commentary, click on “Products and Performance” at the top of our website; next, select “Mutual Funds”; and then click on “Quarterly Commentary.”
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a rather robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward – often anticipating economic improvement or deterioration well before it arrives. In his most recent Monetary Report to the Congress, U.S. Federal Reserve Board Chairman Ben Bernanke testified that he anticipates a gradual economic recovery in 2010 with some acceleration in growth in 2011.1 I hope his guarded optimism proves to be accurate.
     Until then, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007, and just 2.7% in 2008.2 That same estimate suggests Americans saved 3.7% and 4.9% of their disposable personal income in the first and second quarters of 2009, respectively.2
     While a sustained reduction in consumer spending could delay or weaken a recovery, many families have decided that spending less and saving more makes sense – and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
     Markets rise and fall, and sharp, sudden rebounds can often be followed by unpleasant, abrupt market downturns. While it may be difficult to save and invest more, and to do so over a long time horizon – particularly in periods of economic hardship – it really is a reliable way to build an investment portfolio.
     If you’ve made a similar decision, it’s important that you work with an experienced, trusted financial advisor. A financial advisor can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest3 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
     Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
     If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246. If you have comments for me, I encourage you to email me at phil@invescoaim.com.
     Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1 U.S. Federal Reserve; 2 Bureau of Economic Analysis; 3 Pensions & Investments

2	AIM Global Small & Mid Cap Growth Fund

  Bruce Crockett
Dear Fellow Shareholders:
Although the economy and financial markets have shown some signs of hope, investors remain rightfully cautious. Staying with an appropriately diversified investment program focused on your individual long-term goals can be a wise course in such uncertain times. We believe the route to financial success is more like a marathon than a sprint.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your money and your trust. As always, we seek to manage costs and enhance performance in ways that put your interests first.
     We are near the end of a busy 2009 proxy season, during which Invesco Aim Advisors, Inc.’s proxy committee votes on your behalf on issues put to a shareholder vote by the companies whose stock the Funds hold. This year, after careful case-by-case analysis by committee members and portfolio managers, the proxy committee voted with corporate management less often than in previous years, focusing on the issues of board independence, Say-On-Pay initiatives, and stock option re-pricing in light of the market’s decline. The committee remained committed to supporting non-binding Say-on-Pay proposals and abstaining from voting on social issues.
     At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Click the “About Us” tab at the top of the home page; click “Legal Information”; and then click “Investment Advisory Agreement Renewals.”
     The website also contains news and market information, investment education, planning information, current reports and prospectuses for all the AIM Funds. I highly recommend it to you.
     You are always welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming months.
Sincerely,
Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

3	AIM Global Small & Mid Cap Growth Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2009, Class A shares of AIM Global Small & Mid Cap Growth Fund, at net asset value (NAV), had double-digit gains and outperformed both the Fund’s style-specific and broad market benchmarks, the MSCI World Growth Index and the MSCI World Index, respectively. The Fund’s mid- and small-cap focus versus these indexes, which have larger cap weightings, was a key driver of relative results, as the smaller end of the market-cap spectrum outperformed large-cap stocks. The Fund’s exposure to high quality emerging market stocks, which rebounded strongly, also benefited relative performance, as the style specific index had little exposure to this asset class.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/08 to 10/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	28.24%

Class B Shares	27.33

Class C Shares	27.30

Class Y Shares	28.60

MSCI World Index▼ (Broad Market Index)	18.42

MSCI World Growth Index▼ (Style-Specific Index)	19.22

Lipper Global Small/Mid-Cap Funds Category Average▼ (Peer Group)	27.86

▼Lipper Inc.

How we invest
When selecting stocks for your Fund, we employ a disciplined investment strategy that emphasizes fundamental research, supported by both quantitative analysis and portfolio construction techniques. Our “EQV” (Earnings, Quality, Valuation) strategy focuses primarily on identifying quality companies that have experienced, or exhibit the potential for, accelerating or above average earnings growth but whose stock prices do not fully reflect these attributes.
     While research responsibilities within the portfolio management team are focused by geographic region, we select investments for the Fund by using a bottom-up investment approach, which means that we construct the Fund primarily on a stock-by-stock basis. We focus on the strengths of individual companies rather than sectors, countries or market-cap trends.
     We believe disciplined sell decisions are key to successful investing. We consider selling a stock for one of the following reasons:
■	A company’s fundamentals deteriorate, or it posts disappointing earnings.

■	A stock’s price seems overvalued.

■	A more attractive opportunity becomes available.

Market conditions and your Fund
The fiscal year was truly a tale of two markets. During the first four months of the fiscal year, global equity markets experienced declines as severe problems in credit markets, a rapidly deteriorating housing market, rising energy and food prices and a deteriorating outlook for corporate earnings led to a global economic recession. Global equity markets began to recover some of these losses beginning in early March as unprecedented, synchronized action by global policy makers improved the outlook for economic recovery.
     The vast majority of developed countries finished the period in positive territory, in some cases with double-digit results, while emerging markets like China and Indonesia posted even larger gains.1 Similarly, the U.S. economy began to show signs that the economic contraction was moderating, and equity markets rapidly reversed direction beginning in March 2009 and rallied solidly for most of the remaining months of the fiscal year.1 A weak U.S. dollar and a federal funds rate below the yield of the two-year U.S. Treasury note boosted stock prices. Corporate cost-cutting that exceeded expectations also pushed markets upward.
     Within this environment, all the Fund’s share classes, at net asset value, outperformed the Fund’s style-specific benchmark. The Fund’s small- and mid-cap holdings – which detracted from relative performance early in the reporting period – were a key driver of outperformance versus the larger cap focused MSCI World Growth Index for the fiscal year. Broadly speaking, an increased appetite for risk led investors to favor more cyclical and small-cap equities over more defensive stocks. Although valuations in this asset class rose, we believed high quality growth opportunities in smaller, less-followed companies remained available.
     In broad geographic terms, all major regions where the Fund was invested delivered double-digit results. Relative to the MSCI World Growth Index, strong stock selection in Indonesia, the United

Portfolio Composition
By sector

Consumer Discretionary	20.4%

Industrials	16.9

Financials	16.8

Information Technology	8.7

Health Care	8.5

Energy	5.9

Utilities	5.7

Consumer Staples	4.8

Materials	4.5

Telecommunication Services	3.9

Money Market Funds Plus

Other Assets Less Liabilities	3.9

Top 10 Equity Holdings*

1. Ayala Corp.	2.9%

2. Shire PLC	2.3

3. Homeserve PLC	2.3

4. Puma AG Rudolf Dassler Sport	2.1

5. Intralot S.A.	2.0

6. Syngenta AG	1.8

7. PT Astra International Tbk	1.8

8. OriFlame Cosmetics S.A.-SDR	1.8

9. Deutsche Boerse AG	1.7

10. Tupras-Turkiye Petrol Rafinerileri A.S.	1.7

Total Net Assets	$609.3 million

Total Number of Holdings*	113

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	AIM Global Small & Mid Cap Growth Fund

States, Switzerland, Germany and Turkey were key drivers of outperformance. Strong stock selection and a significant underweight position in the relatively weak Japanese market also helped relative performance. In our view, macroeconomic concerns continued to plague Japan. Deflation, weak balance sheets and yen strength hindered economic growth. From a stock perspective, valuations, corporate earnings and growth prospects were not compelling compared with other world markets.
     The Fund’s exposure to emerging markets, primarily in consumer related sectors, was a key driver of outperformance relative to the style-specific index. Strong consumer spending and corporate balance sheets and a healthy banking sector allowed most emerging markets, predominantly those in Asia, to respond positively and rapidly to fiscal and monetary stimulus packages early in the period. This led to a faster recovery versus developed markets. This resurgence led to strong consumer growth that in turn benefited several of the Fund’s consumer related holdings.
     All Fund sectors delivered double-digit gains. Relative to the MSCI World Growth Index, strong stock selection in the consumer discretionary, health care and utilities sectors were the largest contributors to outperformance. Within the consumer discretionary sector, particular strength was seen in the automobile, hotel and media segments. Top contributors to Fund performance included Indonesian automobile manufacturer PT Astra International, British food and support services provider Compass Group and Greek gaming company Intralot SA. In each case, the index had limited or no exposure to these stocks, illustrating the benefits of the Fund’s actively managed, non-benchmark focused investment process.
     Despite strong absolute and relative results, our continued underweight in the materials sector, predominantly in the lower quality metals and mining industry, prevented the Fund from fully participating in the rally in this sector. We continued to maintain an underweight position in this segment of the market as a result of quality concerns and the lack of convincing fundamental evidence to support earnings stability in this sector.
     Over the reporting period, we initiated several new positions in the portfolio. Most of these were U.S. companies, leading to a modest increase in the Fund’s exposure to more economically sensitive sectors including materials and energy.
Despite these purchases, the Fund continued to maintain an underweight position in the U.S. market. Meanwhile, we sold stocks whose growth profiles were no longer as compelling as when we initiated the positions.
     One surprising aspect of this year’s strong rally in global equities, apart from a mild setback in mid-July, was the absence of any correction. After world stock markets bottomed out in early March, developed countries delivered strong, double-digit returns. Gains in emerging markets were even more impressive with several markets generating triple-digit returns.1 While we believed fundamentals indicated further upside market potential, we were concerned that most markets, developed and emerging, had appreciated at an unsustainable rate.
     We welcome any new investors who have joined the Fund during the reporting period, and thank you for your continued investment in AIM Global Small & Mid Cap Growth Fund.
1 Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Shuxin Cao
Chartered Financial Analyst, portfolio manager, is lead manager of AIM Global Small & Mid Cap Growth Fund with respect to the Fund’s investments in Asia Pacific and Latin America. He joined Invesco Aim in 1997. Mr. Cao graduated from Tianjin Foreign Language Institute with a B.A. in English. He also earned an M.B.A. from Texas A&M University and is a Certified Public Accountant.
Jason Holzer
Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM Global Small & Mid Cap Growth Fund with respect to the Fund’s investments in Europe and Canada. Mr. Holzer joined Invesco Aim in 1996. He earned a B.A. in quantitative economics and an M.S. in engineering economic systems from Stanford University.
Paul Rasplicka
Chartered Financial Analyst, is lead manager of AIM Global Small & Mid Cap Growth Fund with respect to the Fund’s domestic investments. Mr. Rasplicka has been associated with the advisor and/or its affiliates since 1994. He began his investment career in 1982 as an equity research analyst. A native of Denver, Mr. Rasplicka is a magna cum laude graduate of the University of Colorado in Boulder with a B.S. in business administration. He earned an M.B.A. from the University of Chicago. He is a Chartered Investment Counselor.
Borge Endresen
Chartered Financial Analyst, portfolio manager, is manager of AIM Global Small & Mid Cap Growth Fund. He joined Invesco Aim in 1999 and graduated summa cum laude from the University of Oregon with a B.S. in finance. He also earned an M.B.A. from The University of Texas at Austin.
Assisted by the Asia Pacific/Latin America Team, Europe/Canada Team and Mid-Cap Growth Team

5	AIM Global Small & Mid Cap Growth Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes with Sales Charges since Inception
Index data from 8/31/94, Fund data from 9/15/94

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our web site – invescoaim.com. More detail is available to you at that site.

6	AIM Global Small & Mid Cap Growth Fund

Average Annual Total Returns
As of 10/31/09, including maximum applicable sales charges

Class A Shares
Inception (9/15/94)	7.23%

10 Years	2.69

5 Years	4.91

1 Year	21.18

Class B Shares

Inception (9/15/94)	7.32%

10 Years	2.78

5 Years	5.06

1 Year	22.33

Class C Shares

Inception (8/4/97)	3.40%

10 Years	2.63

5 Years	5.33

1 Year	26.30

Class Y Shares

10 Years	3.31%

5 Years	6.18

1 Year	28.60
Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is September 15, 1994.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge

Average Annual Total Returns
As of 9/30/09, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares
Inception (9/15/94)	7.50%

10 Years	3.86

5 Years	6.45

1 Year	-2.63

Class B Shares

Inception (9/15/94)	7.59%

10 Years	3.96

5 Years	6.61

1 Year	-2.33

Class C Shares

Inception (8/4/97)	3.70%

10 Years	3.81

5 Years	6.88

1 Year	1.34

Class Y Shares

10 Years	4.48%

5 Years	7.72

1 Year	3.31
unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.46%, 2.21%, 2.21% and 1.21%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.47%, 2.22%, 2.22% and 1.22%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.
1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2010. See current prospectus for more information.

7	AIM Global Small & Mid Cap Growth Fund

AIM Global Small & Mid Cap Growth Fund’s investment objective is above-average long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of October 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco Aim.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher, and there may be delays in settlement procedures.

■	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

■	The prices of securities held by the Fund may decline in response to market risks.

■	Stocks fall into three broad market capitalization categories – large, medium, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies may tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized compa-
nies may involve special risks, including those associated with dependence on a small management group, little of no operating history, little or no track record of success, and limited product lines, market and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for fund to establish or close out a position in these securities at prevailing market prices.

About indexes used in this report
■	The MSCI World IndexSM is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

■	The MSCI World Growth Index is a free float-adjusted market capitalization index that represents the growth segment in global developed market equity performance.

■	The Lipper Global Small/Mid-Cap Funds Category Average represents an average of all of the funds in the Lipper Global Small/Mid-Cap Funds category. These funds invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s global large-cap floor. The Lipper Peer Group Benchmark changed effective May 23, 2008 in response to Lipper’s refinement of its existing classifications to ensure meaningful peer groups. For those funds where the new Lipper index has less than a five-year history, the category average will be used until the Lipper index has sufficient history.
■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

■	The Chartered Financial Analysts® (CFA®) designation is globally recognized and attests to a charter-holder’s success in a rigorous and comprehensive study program in the fi eld of investment management and research analysis.

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	AGAAX
Class B Shares	AGABX
Class C Shares	AGACX
Class Y Shares	AGAYX

8	AIM Global Small & Mid Cap Growth Fund

Schedule of Investments

October 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–94.91%
Brazil–0.71%
Cia Brasileira de Meios de Pagamento	472,600	$4,333,687

Canada–5.09%
Astral Media Inc.	158,400	4,686,988

Fairfax Financial Holdings Ltd.	20,671	7,344,339

Groupe Aeroplan, Inc.	633,900	5,431,922

Onex Corp.	306,300	6,914,260

Power Financial Corp.	263,200	6,612,845

		30,990,354

Germany–3.84%
Deutsche Boerse AG	128,142	10,392,766

Puma AG Rudolf Dassler Sport(a)	3,935	1,200,627

Puma AG Rudolf Dassler Sport	38,700	11,807,944

		23,401,337

Greece–2.03%
Intralot S.A.	1,953,016	12,375,139

Hong Kong–2.22%
Hongkong Land Holdings Ltd.	1,665,000	7,805,383

Regal Hotels International Holdings Ltd.	15,416,200	5,724,382

		13,529,765

Indonesia–2.85%
PT Astra International Tbk	3,366,500	10,875,037

PT Perusahaan Gas Negara	17,480,500	6,500,430

		17,375,467

Ireland–2.23%
Cooper Industries PLC–Class A	101,273	3,918,252

DCC PLC	366,961	9,642,080

		13,560,332

Japan–1.56%
EXEDY Corp.	467,200	9,521,860

Mexico–1.26%
America Movil S.A.B de C.V.–Series L–ADR	173,500	7,656,555

Netherlands–0.64%
Koninklijke BAM Groep N.V.	330,587	3,885,553

Norway–0.61%
Petroleum Geo-Services A.S.A.(b)	396,240	3,721,253

Peru–0.60%
Southern Copper Corp.	116,195	3,660,143

	Shares
Philippines–4.32%
Ayala Corp.	2,905,864	17,573,637

PNOC Energy Development Corp.(a)	6,577,500	568,471

PNOC Energy Development Corp.	94,982,500	8,209,009

		26,351,117

Russia–1.07%
Vimpel-Communications–ADR(b)	362,136	6,493,098

South Africa–1.66%
AngloGold Ashanti Ltd.–ADR	70,789	2,657,419

Naspers Ltd.–Class N	208,079	7,481,885

		10,139,304

South Korea–0.44%
Hyundai Development Co.	88,880	2,662,465

Sweden–1.78%
Oriflame Cosmetics S.A.–SDR	193,275	10,864,196

Switzerland–4.86%
Aryzta AG	217,713	8,425,333

Sonova Holding AG	98,021	10,085,550

Syngenta AG	46,936	11,109,263

		29,620,146

Taiwan–1.02%
Taiwan Mobile Co., Ltd.	3,466,079	6,184,062

Thailand–1.56%
Siam Commercial Bank PCL	4,197,300	9,498,159

Turkey–2.74%
Haci Omer Sabanci Holding A.S.	1,770,698	6,455,431

Tupras-Turkiye Petrol Rafinerileri A.S.	598,629	10,220,509

		16,675,940

United Kingdom–16.37%
Bunzl PLC	443,869	4,832,158

Capita Group PLC	485,260	6,071,233

Chemring Group PLC	157,852	6,841,722

Compass Group PLC	611,853	3,884,224

Homeserve PLC	519,854	13,749,003

IG Group Holdings PLC	1,623,859	8,012,682

Informa PLC	1,662,227	7,972,792

International Power PLC	2,300,903	9,576,501

Lancashire Holdings Ltd.	590,881	4,887,943

Playtech Ltd.	554,800	3,263,158

Shire PLC	789,500	13,962,545

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM Global Small & Mid Cap Growth Fund

	Shares	Value

United Kingdom–(continued)

Ultra Electronics Holdings PLC	288,643	$6,228,460

United Business Media Ltd.	338,848	2,563,459

VT Group PLC	888,786	7,925,452

		99,771,332

United States–35.45%
Adobe Systems Inc.(b)	116,641	3,842,155

Aetna Inc.	85,204	2,217,860

Affiliated Managers Group, Inc.(b)	58,910	3,740,196

Alliance Data Systems Corp.(b)	72,753	3,999,960

Altera Corp.	202,583	4,009,118

American Medical Systems Holdings, Inc.(b)	231,672	3,572,382

American Tower Corp.–Class A(b)	88,365	3,253,599

Amphenol Corp.–Class A	65,814	2,640,458

Apollo Group, Inc.–Class A(b)	56,165	3,207,022

Autodesk, Inc.(b)	158,682	3,955,942

Baker Hughes Inc.	72,662	3,056,890

Baldor Electric Co.	126,078	3,259,116

BE Aerospace, Inc.(b)	174,156	3,087,786

Carter’s, Inc.(b)	140,785	3,322,526

Choice Hotels International, Inc.	122,479	3,652,324

Church & Dwight Co., Inc.	32,804	1,865,892

Coach, Inc.	124,441	4,102,820

CONSOL Energy Inc.	91,450	3,914,974

Continental Resources, Inc.(b)	104,833	3,900,836

Corrections Corp. of America(b)	167,983	4,021,513

Crown Holdings, Inc.(b)	147,341	3,926,638

DaVita, Inc.(b)	63,022	3,342,057

Discover Financial Services	257,332	3,638,674

Energizer Holdings, Inc.(b)	59,859	3,643,617

Equifax Inc.	109,266	2,991,703

Estee Lauder Cos. Inc. (The)–Class A	108,858	4,626,465

EXCO Resources, Inc.	251,803	3,933,163

Express Scripts, Inc.(b)	54,908	4,388,247

Fastenal Co.	89,805	3,098,273

Goodyear Tire & Rubber Co. (The)(b)	196,611	2,532,350

Graco Inc.	72,371	1,993,097

Hanesbrands, Inc.(b)	170,377	3,683,551

Heartland Express, Inc.	210,599	2,864,146

IHS Inc.–Class A(b)	61,763	3,196,853

International Game Technology	182,320	3,252,589

Intrepid Potash, Inc.(b)	156,572	4,033,295

ITT Educational Services, Inc.(b)	23,165	2,092,958

J.B. Hunt Transport Services, Inc.	107,621	3,235,087

Jarden Corp.	174,636	4,783,280

Jones Lang LaSalle Inc.	70,067	3,282,639

Key Energy Services, Inc.(b)	419,312	3,069,364

KLA-Tencor Corp.	114,015	3,706,628

Landstar System, Inc.	85,183	3,001,849

LKQ Corp.(b)	191,312	3,303,958

McAfee Inc.(b)	107,870	4,517,596

NetApp, Inc.(b)	158,186	4,278,931

NRG Energy, Inc.(b)	129,515	2,977,550

O’Reilly Automotive, Inc.(b)	73,804	2,751,413

ON Semiconductor Corp.(b)	520,124	3,479,630

QLogic Corp.(b)	215,525	3,780,308

ResMed Inc.(b)	80,000	3,936,800

Robert Half International, Inc.	145,872	3,384,230

Shaw Group Inc. (The)(b)	111,555	2,862,501

Solera Holdings Inc.	122,302	3,940,570

Southwestern Energy Co.(b)	86,606	3,774,289

State Street Corp.	53,030	2,226,199

Steel Dynamics, Inc.	144,127	1,929,861

Talecris Biotherapeutics Holdings Corp.(b)	163,084	3,271,465

TD Ameritrade Holding Corp.(b)	170,903	3,298,428

Thermo Fisher Scientific, Inc.(b)	87,484	3,936,780

Ulta Salon, Cosmetics & Fragrance, Inc.(b)	258,621	3,915,522

VCA Antech, Inc.(b)	131,673	3,136,451

Verisk Analytics, Inc.–Class A(b)	30,794	844,679

Western Digital Corp.(b)	104,296	3,512,689

		215,999,742

Total Common Stocks & Other Equity Interests (Cost $495,959,342)		578,271,006

Preferred Stocks–1.17%
Brazil–1.17%
Companhia de Transmissao de Energia Eletrica Paulista–Pfd. (Cost $6,503,919)	258,600	7,134,552

Money Market Funds–4.09%
Liquid Assets Portfolio–Institutional Class(c)	12,454,422	12,454,422

Premier Portfolio–Institutional Class(c)	12,454,422	12,454,422

Total Money Market Funds (Cost $24,908,844)		24,908,844

TOTAL INVESTMENTS–100.17% (Cost $527,372,105)		610,314,402

OTHER ASSETS LESS LIABILITIES–(0.17)%		(1,006,768)

NET ASSETS–100.00%		$609,307,634

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM Global Small & Mid Cap Growth Fund

Investment Abbreviations:

ADR	– American Depositary Receipt
Pfd.	– Preferred
SDR	– Swedish Depositary Receipt

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2009 was $1,769,098, which represented 0.29% of the Fund’s Net Assets.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment advisor.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM Global Small & Mid Cap Growth Fund

Statement of Assets and Liabilities

October 31, 2009

Assets:
Investments, at value (Cost $502,463,261)	$585,405,558

Investments in affiliated money market funds, at value and cost	24,908,844

Total investments, at value (Cost $527,372,105)	610,314,402

Foreign currencies, at value (Cost $6,603,534)	6,629,047

Receivables for:
Investments sold	3,146,667

Investments sold to affiliates	452,347

Fund shares sold	203,675

Dividends	499,069

Investment for trustee deferred compensation and retirement plans	53,334

Other assets	24,385

Total assets	621,322,926

Liabilities:
Payables for:
Investments purchased	9,610,953

Fund shares reacquired	978,549

Accrued fees to affiliates	453,955

Accrued other operating expenses	802,195

Trustee deferred compensation and retirement plans	169,640

Total liabilities	12,015,292

Net assets applicable to shares outstanding	$609,307,634

Net assets consist of:
Shares of beneficial interest	$604,884,078

Undistributed net investment income	2,277,270

Undistributed net realized gain (loss)	(80,796,931)

Unrealized appreciation	82,943,217

$609,307,634

Net Assets:
Class A	$521,223,153

Class B	$38,708,804

Class C	$20,801,952

Class Y	$4,714,875

Institutional Class	$23,858,850

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class A	35,238,869

Class B	2,961,889

Class C	1,590,949

Class Y	317,777

Institutional Class	1,611,205

Class A:
Net asset value per share	$14.79

Maximum offering price per share
(Net asset value of $14.79 divided by 94.50%)	$15.65

Class B:
Net asset value and offering price per share	$13.07

Class C:
Net asset value and offering price per share	$13.08

Class Y:
Net asset value and offering price per share	$14.84

Institutional Class:
Net asset value and offering price per share	$14.81

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM Global Small & Mid Cap Growth Fund

Statement of Operations

For the year ended October 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $878,085)	$10,148,650

Dividends from affiliated money market funds	458,729

Total investment income	10,607,379

Expenses:
Advisory fees	4,159,968

Administrative services fees	161,354

Custodian fees	212,493

Distribution fees:
Class A	1,124,807

Class B	376,739

Class C	179,372

Transfer agent fees — A, B, C and Y	2,205,916

Transfer agent fees — Institutional	7,145

Trustees’ and officers’ fees and benefits	32,140

Other	345,467

Total expenses	8,805,401

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(94,548)

Net expenses	8,710,853

Net investment income	1,896,526

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $74,987)	(78,796,280)

Foreign currencies	(335,655)

(79,131,935)

Change in net unrealized appreciation of:
Investment securities (net of foreign taxes on holdings of $351,298)	210,117,933

Foreign currencies	345,512

210,463,445

Net realized and unrealized gain	131,331,510

Net increase in net assets resulting from operations	$133,228,036

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM Global Small & Mid Cap Growth Fund

Statement of Changes in Net Assets

For the years ended October 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$1,896,526	$5,795,760

Net realized gain (loss)	(79,131,935)	42,233,445

Change in net unrealized appreciation (depreciation)	210,463,445	(622,072,159)

Net increase (decrease) in net assets resulting from operations	133,228,036	(574,042,954)

Distributions to shareholders from net investment income:
Class A	(5,471,181)	(3,279,248)

Class Y	(19,418)	—

Institutional Class	(376,277)	(38)

Total distributions from net investment income	(5,866,876)	(3,279,286)

Distributions to shareholders from net realized gains:
Class A	(36,796,851)	(124,528,488)

Class B	(3,911,833)	(18,165,019)

Class C	(1,722,323)	(5,926,773)

Class Y	(127,804)	—

Institutional Class	(1,434,515)	(1,295)

Total distributions from net realized gains	(43,993,326)	(148,621,575)

Share transactions-net:
Class A	(15,088,922)	54,639,250

Class B	(10,038,973)	(19,773,676)

Class C	(1,305,481)	3,273,208

Class Y	2,402,721	1,887,143

Institutional Class	2,656,214	29,962,298

Net increase (decrease) in net assets resulting from share transactions	(21,374,441)	69,988,223

Net increase (decrease) in net assets	61,993,393	(655,955,592)

Net assets:
Beginning of year	547,314,241	1,203,269,833

End of year (includes undistributed net investment income of $2,277,270 and $5,677,118, respectively)	$609,307,634	$547,314,241

Notes to Financial Statements

October 31, 2009

NOTE 1—Significant Accounting Policies

AIM Global Small & Mid Cap Growth Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is above-average long-term growth of capital.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

14        AIM Global Small & Mid Cap Growth Fund

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees

15        AIM Global Small & Mid Cap Growth Fund

and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

16        AIM Global Small & Mid Cap Growth Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the “Advisor” or “Invesco Aim”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.80%

Next $250 million	0.78%

Next $500 million	0.76%

Next $1.5 billion	0.74%

Next $2.5 billion	0.72%

Next $2.5 billion	0.70%

Next $2.5 billion	0.68%

Over $10 billion	0.66%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisors”) the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).
  Effective July 1, 2009, the Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Institutional Class shares to 2.25%, 3.00%, 3.00%, 2.00% and 2.00% of average daily net assets, respectively, through at least February 28, 2011. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. (“Invesco”) described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. The Advisor did not waive fees and/or reimburse expenses under this expense limitation.
  Further, the Advisor has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended October 31, 2009, the Advisor waived advisory fees of $66,661.
  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $2,219.
  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2009, the expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C and Class Y shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of each class of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2009, IADI advised the Fund that IADI retained $36,899 in front-end sales commissions from the sale of Class A shares and $12, $49,393 and $3,058 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

17        AIM Global Small & Mid Cap Growth Fund

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Brazil	$11,468,239	$—	$—	$11,468,239

Canada	30,990,354	—	—	30,990,354

Germany	10,392,766	13,008,571	—	23,401,337

Greece	—	12,375,139	—	12,375,139

Hong Kong	—	13,529,765	—	13,529,765

Indonesia	—	17,375,467	—	17,375,467

Ireland	3,918,252	9,642,080	—	13,560,332

Japan	—	9,521,860	—	9,521,860

Mexico	7,656,555	—	—	7,656,555

Netherlands	—	3,885,553	—	3,885,553

Norway	—	3,721,253	—	3,721,253

Peru	3,660,143	—	—	3,660,143

Philippines	—	26,351,117	—	26,351,117

Russia	6,493,098	—	—	6,493,098

South Africa	2,657,419	7,481,885	—	10,139,304

South Korea	—	2,662,465	—	2,662,465

Sweden	—	10,864,196	—	10,864,196

Switzerland	8,425,333	21,194,813	—	29,620,146

Taiwan	—	6,184,062	—	6,184,062

Thailand	9,498,159	—	—	9,498,159

Turkey	—	16,675,940	—	16,675,940

United Kingdom	—	99,771,332	—	99,771,332

United States	240,908,586	—	—	240,908,586

Total Investments	$336,068,904	$274,245,498	$—	$610,314,402

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2009, the Fund engaged in securities purchases of $19,140 and securities sales of $462,701, which resulted in net realized gains of $74,987.

18        AIM Global Small & Mid Cap Growth Fund

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2009, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $25,668.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2009, the Fund paid legal fees of $4,058 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2009 and 2008:

	2009	2008

Ordinary income	$6,508,292	$13,086,720

Long-term capital gain	43,351,910	138,814,141

Total distributions	$49,860,202	$151,900,861

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$2,453,410

Net unrealized appreciation — investments	81,664,204

Net unrealized appreciation — other investments	920

Temporary book/tax differences	(176,140)

Capital loss carryforward	(79,518,838)

Shares of beneficial interest	604,884,078

Total net assets	$609,307,634

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of October 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2017	$79,518,838

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

19        AIM Global Small & Mid Cap Growth Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2009 was $260,924,091 and $281,318,335, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$133,162,047

Aggregate unrealized (depreciation) of investment securities	(51,497,843)

Net unrealized appreciation of investment securities	$81,664,204

Cost of investments for tax purposes is $528,650,198.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of litigation proceeds, distributions, partnerships and foreign currency transactions on October 31, 2009, undistributed net investment income was increased by $570,502, undistributed net realized gain (loss) was decreased by $554,538 and shares of beneficial interest decreased by $15,964. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Year ended October 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Class A	1,916,391	$23,400,765	3,396,688	$73,505,607

Class B	299,018	3,190,597	619,633	12,261,678

Class C	306,512	3,422,506	574,014	11,574,066

Class Y(b)	231,440	2,887,300	123,048	1,892,082

Institutional Class	200,737	2,320,283	1,431,392	31,168,520

Issued as reinvestment of dividends:
Class A	3,902,477	40,468,688	5,040,494	121,173,499

Class B	410,407	3,783,956	768,768	16,528,499

Class C	179,525	1,657,017	224,268	4,821,771

Class Y	14,091	146,263	—	—

Institutional Class	175,464	1,810,792	56	1,333

Automatic conversion of Class B shares to Class A shares:
Class A	806,898	9,491,374	1,373,312	28,439,129

Class B	(908,582)	(9,491,374)	(1,539,739)	(28,439,129)

Reacquired:(c)
Class A(b)	(7,458,121)	(88,449,749)	(8,391,072)	(168,478,985)

Class B	(723,736)	(7,522,152)	(1,082,487)	(20,124,724)

Class C	(617,344)	(6,385,004)	(712,803)	(13,122,629)

Class Y	(50,442)	(630,842)	(360)	(4,939)

Institutional Class	(125,259)	(1,474,861)	(71,544)	(1,207,555)

Net increase (decrease) in share activity	(1,440,524)	$(21,374,441)	1,753,668	$69,988,223

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 24% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	122,242	$1,880,082

Class A	(122,242)	(1,880,082)

(c)	Net of redemption fees of $15,193 and $22,457 allocated among the classes based on relative net assets of each class for the years ended October 31, 2009 and 2008, respectively.

20        AIM Global Small & Mid Cap Growth Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
				Net gains								to average		to average net		Ratio of net
	Net asset	Net		(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	investment		securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)	operations	income	gains	Distributions	of period(a)	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 10/31/09	$12.87	$0.05	(d)	$3.07	$3.12	$(0.15)	$(1.05)	$(1.20)	$14.79	28.24%	$521,223	1.61	%(e)	1.62	%(e)	0.40	%(e)	54%
Year ended 10/31/08	29.51	0.15	(d)	(13.09)	(12.94)	(0.10)	(3.60)	(3.70)	12.87	(49.68)	464,060	1.45		1.46		0.70		74
Year ended 10/31/07	25.10	0.12		7.68	7.80	(0.04)	(3.35)	(3.39)	29.51	34.57	1,022,682	1.42		1.50		0.47		43
Year ended 10/31/06	20.60	0.13	(d)	5.39	5.52	(0.07)	(0.95)	(1.02)	25.10	27.71	809,309	1.51		1.64		0.56		64
Year ended 10/31/05	16.99	(0.00	)(d)	3.61	3.61	—	—	—	20.60	21.25	676,291	1.65		1.76		(0.02)		67

Class B
Year ended 10/31/09	11.43	(0.04	)(d)	2.73	2.69	—	(1.05)	(1.05)	13.07	27.33	38,709	2.36	(e)	2.37	(e)	(0.35	)(e)	54
Year ended 10/31/08	26.73	(0.01	)(d)	(11.69)	(11.70)	—	(3.60)	(3.60)	11.43	(50.07)	44,392	2.20		2.21		(0.05)		74
Year ended 10/31/07	23.15	(0.07)		7.00	6.93	—	(3.35)	(3.35)	26.73	33.58	136,818	2.17		2.25		(0.28)		43
Year ended 10/31/06	19.18	(0.04	)(d)	5.01	4.97	(0.05)	(0.95)	(1.00)	23.15	26.80	132,391	2.26		2.39		(0.19)		64
Year ended 10/31/05	15.93	(0.12	)(d)	3.37	3.25	—	—	—	19.18	20.40	152,878	2.31		2.42		(0.68)		67

Class C
Year ended 10/31/09	11.43	(0.04	)(d)	2.74	2.70	—	(1.05)	(1.05)	13.08	27.41	20,802	2.36	(e)	2.37	(e)	(0.35	)(e)	54
Year ended 10/31/08	26.74	(0.01	)(d)	(11.70)	(11.71)	—	(3.60)	(3.60)	11.43	(50.09)	19,690	2.20		2.21		(0.05)		74
Year ended 10/31/07	23.16	(0.07)		7.00	6.93	—	(3.35)	(3.35)	26.74	33.56	43,760	2.17		2.25		(0.28)		43
Year ended 10/31/06	19.19	(0.04	)(d)	5.01	4.97	(0.05)	(0.95)	(1.00)	23.16	26.79	28,619	2.26		2.39		(0.19)		64
Year ended 10/31/05	15.93	(0.12	)(d)	3.38	3.26	—	—	—	19.19	20.47	22,488	2.31		2.42		(0.68)		67

Class Y
Year ended 10/31/09	12.87	0.09	(d)	3.09	3.18	(0.16)	(1.05)	(1.21)	14.84	28.70	4,715	1.36	(e)	1.37	(e)	0.65	(e)	54
Year ended 10/31/08(f)	15.38	0.01	(d)	(2.52)	(2.51)	—	—	—	12.87	(16.32)	1,580	1.24	(g)	1.26	(g)	0.91	(g)	74

Institutional Class
Year ended 10/31/09	12.93	0.13	(d)	3.07	3.20	(0.27)	(1.05)	(1.32)	14.81	29.20	23,859	0.96	(e)	0.97	(e)	1.05	(e)	54
Year ended 10/31/08	29.53	0.23	((d)	(13.12)	(12.89)	(0.11)	(3.60)	(3.71)	12.93	(49.46)	17,593	0.93		0.94		1.22		74
Year ended 10/31/07(f)	27.82	0.02		1.69	1.71	—	—	—	29.53	6.15	11	1.00	(g)	1.00	(g)	0.90	(g)	43

(a)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Calculated using average shares outstanding.
(e)	Ratios are based on average daily net assets (000’s omitted) of $449,923, $37,674, $17,937, $2,686 and $19,407 for Class A, Class B, Class C, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of October 3, 2008 and September 28, 2007 for Class Y and Institutional Class shares, respectively.
(g)	Annualized.

21        AIM Global Small & Mid Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds
and Shareholders of AIM Global Small & Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Global Small & Mid Cap Growth Fund, (one of the funds constituting AIM International Mutual Funds, hereafter referred to as the ”Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ”financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 15, 2009
Houston, Texas

22        AIM Global Small & Mid Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2]	(10/31/09)	Period[2]	Ratio
A	$1,000.00	$1,260.90	$8.61	$1,017.59	$7.68	1.51%

B	1,000.00	1,256.70	12.86	1,013.81	11.47	2.26

C	1,000.00	1,256.50	12.85	1,013.81	11.47	2.26

Y	1,000.00	1,261.90	7.18	1,018.85	6.41	1.26

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23        AIM Global Small & Mid Cap Growth Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM International Mutual Funds is required under the Investment Company Act of 1940 to approve annually the renewal of the AIM Global Small & Mid Cap Growth Fund (the Fund) investment advisory agreement with Invesco Aim Advisors, Inc. (Invesco Aim) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 16-17, 2009, the Board as a whole, and the disinterested or “independent” Trustees voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2009. In doing so, the Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Aim and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.
The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees that are responsible for overseeing the management of a number of the series portfolios of the AIM Funds. This Sub-Committee structure permits the Trustees to focus on the performance of the AIM Funds that have been assigned to them. The Sub-Committees meet throughout the year to review the performance of their assigned funds, and the Sub-Committees review monthly and quarterly comparative performance information and periodic asset flow data for their assigned funds. These materials are prepared under the direction and supervision of the independent Senior Officer, an officer of the AIM Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management and review with these individuals the performance, investment objective(s), policies, strategies and limitations of these funds.
     In addition to their meetings throughout the year, the Sub-Committees meet at designated contract renewal meetings each year to conduct an in-depth review of the performance, fees, expenses and other matters related to their assigned funds. During the contract renewal process, the Trustees receive comparative performance and fee data regarding the AIM Funds prepared by an independent company, Lipper, Inc. (Lipper), under the direction and supervision of the Senior Officer who also prepares a separate analysis of this information for the Trustees. Each Sub-Committee then makes recommendations to the Investments Committee regarding the fees and expenses of their assigned funds. The Investments Committee considers each Sub-Committee’s recommendations and makes its own recommendations regarding the fees and expenses of the AIM Funds to the full Board. The Investments Committee also considers each Sub-Committee’s recommendations in making its annual recommendation to the Board whether to approve the continuance of each AIM Fund’s investment advisory agreement and sub-advisory contracts for another year.
     The independent Trustees met separately during their evaluation of the Fund’s investment advisory agreement and sub-advisory contracts with independent legal counsel. The independent Trustees were also assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer. One responsibility of the Senior Officer is to manage the process by which the AIM Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. Accordingly, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer recommended that an independent written evaluation be provided and, at the direction of the Board, prepared an independent written evaluation.
     During the annual contract renewal process, the Board considered the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts. The Board considered all of the information provided to them, including information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any particular factor that was controlling. Each Trustee may have evaluated the information provided differently from another Trustee and attributed different weight to the various factors. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other AIM Funds are the result of years of review and negotiation between the Trustees and Invesco Aim, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
     The discussion below serves as a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, information set forth below is as of June 17, 2009, and does not reflect any changes that may have occurred since that date, including but not limited to changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.	Nature, Extent and Quality of Services Provided by Invesco Aim
The Board reviewed the advisory services provided to the Fund by Invesco Aim under the Fund’s investment advisory agreement, the performance of Invesco Aim in providing these services, and the credentials and experience of the officers and employees of Invesco Aim who provide these services. The Board’s review of the qualifications of Invesco Aim to provide these services included the Board’s consideration of Invesco Aim’s portfolio and product review process, various back office support functions provided by Invesco Aim and its

24	AIM Global Small & Mid Cap Growth Fund	continued

affiliates, and Invesco Aim’s equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Aim are appropriate and that Invesco Aim currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement.
     In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Aim and the Fund, as well as the Board’s knowledge of Invesco Aim’s operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Aim and its affiliates continue to take to improve the quality and efficiency of the services they provide to the AIM Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that the quality and efficiency of the services Invesco Aim and its affiliates provide to the AIM Funds in each of these areas support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
B.	Nature, Extent and Quality of Services Provided by Affiliated Sub-Advisers
The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are geographically dispersed in financial centers around the world, can provide research and other information and make recommendations on the markets and economies of various countries and securities of companies located in such countries or on various types of investments and investment techniques. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Aim to utilize the additional resources and talent of the Affiliated Sub-Advisers in managing the Fund.
C.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
     The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Aim or an Affiliated Sub-Adviser and against the Lipper Global Small-/ Mid-Cap Funds Index. The Board noted that the Fund’s performance was in the fourth quintile of its performance universe for the one year period, the second quintile for the three year period, and the first quintile for the fi ve year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was below the performance of the Index for the one year period, and that Index performance data was not available beyond the two year period. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance and this review did not change their conclusions. The Board noted that, in response to the Board’s focus on fund performance, Invesco Aim has taken a number of actions intended to improve the investment process for the funds.
D.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Aim or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the Fund’s contractual advisory fee rate was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that some comparative data did not reflect the market downturn that occurred in the fourth quarter of 2008. The Board noted that neither Invesco Aim nor its affiliates serve as an adviser to other domestic mutual funds or other domestic clients with investment strategies comparable to those of the Fund.
     The Board noted that Invesco Aim has agreed to reduce the per account transfer agent fee for all the retail funds, including the Fund, effective July 1, 2009. The Board also noted that Invesco Aim has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2010 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
     The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services provided by Invesco Aim pursuant to the Fund’s advisory agreement, as well as the allocation of fees between Invesco Aim and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Aim to the Affiliated Sub-Advisers, and that Invesco Aim and the Affiliated Sub-Advisers are affiliates.
     After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the comparative advisory fee information discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.
E.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The

25	AIM Global Small & Mid Cap Growth Fund	continued

Board noted that the Fund’s contractual advisory fee schedule includes seven breakpoints and that the level of the Fund’s advisory fees, as a percentage of the Fund’s net assets, has decreased as net assets increased because of the breakpoints. The Board concluded that the Fund’s advisory fees appropriately reflect economies of scale at current asset levels. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the AIM Funds and affiliates.
F.	Profitability and Financial Resources
The Board reviewed information from Invesco Aim concerning the costs of the advisory and other services that Invesco Aim and its affiliates provide to the Fund and the profitability of Invesco Aim and its affiliates in providing these services. The Board also reviewed information concerning the financial condition of Invesco Aim and its affiliates. The Board reviewed with Invesco Aim the methodology used to prepare the profitability information. The Board considered the overall profitability of Invesco Ltd., the ultimate parent of Invesco Aim and the Affiliated Sub-Advisers, and of Invesco Aim, as well as the profitability of Invesco Aim in connection with managing the Fund. The Board noted that Invesco Aim continues to operate at a net profit, although the reduction of assets under management as a result of market movements and the increase in voluntary fee waivers for affiliated money market funds have reduced the profitability of Invesco Aim and its affiliates. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Aim and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Aim is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Aim has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under the sub-advisory contracts, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.
G.	Collateral Benefits to Invesco Aim and its Affiliates
The Board considered various other benefits received by Invesco Aim and its affiliates resulting from Invesco Aim’s relationship with the Fund, including the fees received by Invesco Aim and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Aim and its affiliates in providing these services and the organizational structure employed by Invesco Aim and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Aim and its affiliates are providing these services in a satisfactory manner and in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
     The Board considered the benefits realized by Invesco Aim and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Aim and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Aim’s and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Aim’s and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of Invesco Aim, these arrangements are consistent with regulatory requirements.
     The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Aim pursuant to procedures approved by the Board. The Board noted that Invesco Aim will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Aim has contractually agreed to waive through at least June 30, 2010, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Aim receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

26	AIM Global Small & Mid Cap Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2009:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$43,351,910
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	16.11%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27        AIM Global Small & Mid Cap Growth Fund

Supplement to Annual Report dated 10/31/09
AIM Global Small & Mid Cap Growth Fund

Institutional Class Shares
The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

Average Annual Total Returns
For periods ended 10/31/09

10 Years	3.41%

5 Years	6.39

1 Year	29.10

Average Annual Total Returns
For periods ended 9/30/09, the most recent calendar quarter-end

10 Years	4.58%

5 Years	7.93

1 Year	3.70

Institutional Class shares’ inception date is September 28, 2007. Returns since that date are historical returns. All other returns are blended returns of historical Institutional Class share performance and restated Class A share performance (for periods prior to the inception date of Institutional Class shares) at net asset value (NAV) and reflect the Rule 12b-1 fees applicable to Class A shares. Class A shares’ inception date is September 15, 1994.
     Institutional Class shares have no sales charge; therefore, performance is at NAV. Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.94%.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.95%. The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.
     Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800 451 4246 or visit invescoaim.com.
1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2010. See current prospectus for more information.

Nasdaq Symbol	GAIIX

Over for information on your Fund’s expenses.

This supplement must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
FOR INSTITUTIONAL INVESTOR USE ONLY – NOT FOR USE WITH THE PUBLIC
This material is for institutional investor use only and may not be quoted, reproduced, shown to the public or used in written form as sales literature for public use.

invescoaim.com       GSMG-INS-1       Invesco Aim Distributors, Inc.

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

HYPOTHETICAL
(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2]	(10/31/09)	Period[2]	Ratio
Institutional	$1,000.00	$1,264.70	$5.25	$1,020.57	$4.69	0.92%

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Global Small & Mid Cap Growth Fund

Trustees and Officers
The address of each trustee and officer of AIM International Mutual Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company) and Invesco Aim Capital Management, Inc. (registered investment advisor); Director and President, INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC	None

		Formerly: President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936	2003	Retired	None
Trustee

Frank S. Bayley — 1939	2001	Retired	None
Trustee		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars
			Foundation and Executive
			Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling — 1937 Trustee	1991	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950	1998	Retired	None
Trustee

Lewis F. Pennock — 1942	1991	Partner, law firm of Pennock & Cooper	None
Trustee

Larry Soll — 1942	2003	Retired	None
Trustee

Raymond Stickel, Jr. — 1944	2005	Retired	None
Trustee		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers — (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®
		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A

		Formerly: Director, Vice President and Secretary, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management Inc.

		Formerly: Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Vice President, Invesco Institutional (N.A.), Inc. (registered investment advisor); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A

		Formerly: President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer and Managing Director, Invesco Aim Capital Management, Inc.; and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco Aim Private Asset Management, Inc. and The AIM Family of Funds®	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company; and Manager of the Fraud Prevention Department, Invesco Aim Investment Services, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, The AIM Family of Funds®, Invesco Global Asset Management (N.A.), Inc. (registered investment advisor), Invesco Institutional (N.A.), Inc., (registered investment advisor), INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment advisor) and Invesco Senior Secured Management, Inc. (registered investment advisor); and Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A

		Formerly: Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company; and Global Head of Product Development, AIG-Global Investment Group, Inc.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisors.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	Invesco Aim Advisors, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Suite 100	Suite 100	Suite 2900
	Houston, TX 77046-1173	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. Click the Products & Performance tab at the top of the home page; click Mutual Funds; and then click Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-06463 and 033-44611.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.

If used after January 20, 2010, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco AimSM is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisers for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund’s prospectus for information on the fund’s subadvisers. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.
     It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

invescoaim.com	GSMG-AR-1	Invesco Aim Distributors, Inc.

Annual Report to Shareholders	October 31, 2009

AIM International Core Equity Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Agreements
27	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
While the year covered by this report was difficult, economic conditions and market trends appeared more favorable at the close of the fiscal year than at its start. The 12 months ended October 31, 2009, included a sharp market sell-off in late 2008 that continued into early 2009 – when an abrupt rebound began.
Increased communication
This volatility prompted a greater-than-usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com.
      Your questions, comments and suggestions gave me better insight into what was on your minds.
      As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch with and share our views with you. We increased the number of “Investment Perspective” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates. I hope you’ll take a moment to read them and let me know if you find them useful.
      To access your Fund’s latest quarterly commentary, click on “Products and Performance” at the top of our website; next, select “Mutual Funds”; and then click on “Quarterly Commentary.”
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a rather robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward – often anticipating economic improvement or deterioration well before it arrives. In his most recent Monetary Report to the Congress, U.S. Federal Reserve Board Chairman Ben Bernanke testified that he anticipates a gradual economic recovery in 2010 with some acceleration in growth in 2011.1 I hope his guarded optimism proves to be accurate.
     Until then, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007, and just 2.7% in 2008.2 That same estimate suggests Americans saved 3.7% and 4.9% of their disposable personal income in the first and second quarters of 2009, respectively.2
     While a sustained reduction in consumer spending could delay or weaken a recovery, many families have decided that spending less and saving more makes sense – and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
     Markets rise and fall, and sharp, sudden rebounds can often be followed by unpleasant, abrupt market downturns. While it may be difficult to save and invest more, and to do so over a long time horizon – particularly in periods of economic hardship – it really is a reliable way to build an investment portfolio.
     If you’ve made a similar decision, it’s important that you work with an experienced, trusted financial advisor. A financial advisor can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest3 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
     Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
     If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246. If you have comments for me, I encourage you to email me at phil@invescoaim.com.
      Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1 U.S. Federal Reserve; 2 Bureau of Economic Analysis; 3 Pensions & Investments
2	AIM International Core Equity Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the economy and financial markets have shown some signs of hope, investors remain rightfully cautious. Staying with an appropriately diversified investment program focused on your individual long-term goals can be a wise course in such uncertain times. We believe the route to financial success is more like a marathon than a sprint.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your money and your trust. As always, we seek to manage costs and enhance performance in ways that put your interests first.
     We are near the end of a busy 2009 proxy season, during which Invesco Aim Advisors, Inc.’s proxy committee votes on your behalf on issues put to a shareholder vote by the companies whose stock the Funds hold. This year, after careful case-by-case analysis by committee members and portfolio managers, the proxy committee voted with corporate management less often than in previous years, focusing on the issues of board independence, Say-On-Pay initiatives, and stock option re-pricing in light of the market’s decline. The committee remained committed to supporting non-binding Say-on-Pay proposals and abstaining from voting on social issues.
     At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Click the “About Us” tab at the top of the home page; click “Legal Information”; and then click “Investment Advisory Agreement Renewals.”
     The website also contains news and market information, investment education, planning information, current reports and prospectuses for all the AIM Funds. I highly recommend it to you.
     You are always welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming months.
Sincerely,
Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees
3	AIM International Core Equity Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2009, Class A shares of AIM International Core Equity Fund, excluding applicable sales charges, underperformed the MSCI EAFE Index and outperformed the Lipper International Large-Cap Core Funds Index.
     Our focus on investing in what we believe are well-established companies with superior financial attributes contributed to the Fund’s performance. Stock selection in the consumer discretionary and information technology (IT) sectors of the market helped relative performance the most while holdings in financials were the largest detractors.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/08 to 10/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	24.35%

Class B Shares	23.26

Class C Shares	23.25

Class R Shares	23.88

Class Y Shares	24.61

Investor Class Shares	24.35

MSCI EAFE Index▼ (Broad Market/Style-Specific Index)	27.71

Lipper International Large-Cap Core Funds Index▼ (Peer Group Index)	23.21

▼	Lipper Inc.

How we invest
The Fund invests primarily in stocks of larger-cap foreign companies with a record of stable earnings and strong balance sheets. Our investment process includes a financial and valuation assessment, global sector research based on direct company contact, and team-based portfolio decisions. Risk is explicitly managed at the overall portfolio level through tracking error constraints, while at the stock selection level there is a strong bias in favor of companies with proven financial strength. We are committed to a long-term investment horizon resulting in generally low rates of portfolio turnover. Risk management efforts also seek to ensure that the largest single component of active risk is security specific, which is consistent with stock selection being the sole targeted area of excess return.
     We strive to maintain a consistent investment discipline through varying market conditions and an appropriate level of overall portfolio diversification. However, individual holdings are selected based on their own merits, not on projections of country or sector performance.

Market conditions and your Fund
International markets began the year with negative performance but rebounded sharply during the fiscal year.1 During the first four months of the fiscal year, global equity markets experienced declines as severe problems in the credit markets, a rapidly deteriorating housing market, rising energy and food prices and a poor outlook for corporate earnings led to a global recession. Global equity markets began to recover some losses beginning in early March when stock markets reacted positively to improvements in several key economic data points.
     Within this rebound, European equities delivered the best returns for all developed regions. Investor sentiment, particularly in continental Europe, improved markedly due to the region’s sensitivity to economic recovery prospects. High consumer and government debt is a major concern for market participants. Europe, with the exception of the United Kingdom, seemed less affected than the U.S. by high debt levels. While the vast majority of developed countries within the MSCI EAFE Index finished the period in positive territory, emerging markets like China and Indonesia posted even larger gains.
     Within the developing countries, stock gains were enhanced by the superior GDP growth profile of most emerging economies2, improvement in global liquidity, and the release of better-than-expected earnings results. In this volatile environment, the Fund led the MSCI EAFE index during the first six months of the fiscal year, but fell slightly behind as global markets rallied on the backs of lower-quality stocks.1
     The Fund stayed true to its process and benefited from its quality orientation in stock selection. Our stock selection in the consumer discretionary sector made the largest contribution to the Fund’s relative results. Stocks the Fund purchased in this sector included Canadian fertilizer and chemical company Agrium and German automobile manufacturer Porsche. Stock selection in financials and industrials detracted from relative performance, failing to keep pace with the benchmark’s very strong gains. Several financial

Portfolio Composition
By sector

Financials	21.3%

Energy	13.3

Industrials	9.9

Materials	8.9

Information Technology	8.8

Consumer Staples	7.8

Health Care	7.8

Consumer Discretionary	7.6

Telecommunication Services	7.1

Utilities	5.2

Money Market Funds Plus Other Assets Less Liabilities	2.3

10 Equity Holdings*

1. Banco Santander S.A.	3.2%

2. Zurich Financial Services AG	3.0

3. Royal Dutch Shell PLC-ADR	2.8

4. Imperial Tobacco Group PLC	2.5

5. Mitsubishi UFJ Financial Group, Inc.	2.4

6. TNT N.V.	2.3

7. BHP Billiton Ltd.	2.3

8. Total S.A.-ADR	2.3

9. Sanofi-Aventis S.A.	2.3

10. Vodafone Group PLC	2.2

Total Net Assets	$362.1 million

Total Number of Holdings*	99

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.

4	AIM International Core Equity Fund

companies including the United Kingdom’s Barclays Bank and German bank, Commerzbank AG were the Fund’s largest detractors for the fiscal year and were liquidated from the portfolio.
     The largest contributors to the overall positive performance were Spanish diversified bank, Banco Santander and Australian metals and mining company, BHP Billiton. During the fiscal year, the Fund increased its allocation to the consumer discretionary, financials, materials, telecommunication services and utilities sectors. Also during this time period, the Fund slightly lowered its allocations to the consumer staples, financials and IT sectors.
     On an absolute basis, all sectors in the Fund posted double-digit positive returns during the fiscal year with the exception of health care and utilities. Our underweight position in materials detracted from Fund results versus the MSCI EAFE Index. Among the largest detractors from performance during the fiscal year were U.K. utilities company National Grid and Japanese pharmaceutical company Takeda Pharmaceutical.
     From a geographical perspective, all regions in which the Fund was invested generated positive absolute performance during the fiscal year with the Africa/ Mideast and Latin America regions contributing the most to absolute returns. The North America and Europe regions contributed the least on a relative basis. Our stock selection in the United Kingdom and Singapore hurt Fund performance relative to the MSCI EAFE Index.
     Conversely, our stock selection and underweight positions in Germany and Spain helped Fund performance versus the benchmark. The Fund also benefited from favorable Japanese stock selection throughout the period, leading us to take profits in a number of stocks. As a result, the allocation to Japan was transitioned from overweight to less than the benchmark during the fiscal year.
     Following the strong gains of the MSCI EAFE Index in the third quarter of 2009, non-U.S. equities rebounded by 74% from the lows in March 2009, a remarkable showing by historical standards.1 Although this turnaround in equity markets can be justified by the stabilization in economic and liquidity conditions over the past six months, equities appeared fairly valued on a wide array of measures. This was in sharp contrast to the highly distressed levels that existed earlier in the period. Given the ongoing macroeconomic challenges, we believe further material gains in equity markets will be much harder to come by in the near term. Therefore, we would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult a financial advisor to discuss your individual financial program.
     We welcome any new investors who have joined the Fund during the fiscal year, and to all of our shareholders we say thank you for your continued investment in AIM International Core Equity Fund.
1 Lipper Inc.
2 IMF, Citi Investment Research and Analysis
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Erik Granade
Chartered Financial Analyst,
Portfolio Manager
Ingrid Baker
Chartered Financial Analyst,
Portfolio Manager and Head of Emerging Market Equities
Ben Clark
Portfolio Manager
Frank Crown
Chartered Financial Analyst,
Portfolio Manager
W. Lindsay Davidson
Portfolio Manager
Michele Garren
Chartered Financial Analyst,
Portfolio Manager
Sargent McGowan
Chartered Financial Analyst,
Portfolio Manager and Head of Developed Market Equities
Michelle Middleton
Chartered Financial Analyst,
Portfolio Manager
Matthew Miller
Chartered Financial Analyst,
Portfolio Manager
Jeffrey Silverman
Chartered Financial Analyst,
Portfolio Manager
Anuja Singha
Chartered Financial Analyst,
Portfolio Manager
Kent Starke
Portfolio Manager
Stephen Thomas
Chartered Financial Analyst,
Portfolio Manager

5	AIM International Core Equity Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class without Sales Charges since Inception
Fund data from 10/28/98, index data from 10/31/98
Results of a $10,000 Investment – Oldest Share Class with Sales Charges since Inception
Index data from 1/31/00, Fund data from 2/14/00

Past performance cannot guarantee comparable future results.
     The performance data shown in the first chart above is that of the Fund’s Investor class shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Investor Class shares. The data shown in this chart includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends.
     The performance data shown in the second chart above is that of the Fund’s
Class C shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Class C shares. The data shown in the second chart above includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges.
     Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the charts and table does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     Both charts above are logarithmic charts, which present the fluctuations in the value of the Fund’s share class and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In both charts, each segment represents a doubling, or 100% change, in the value of the investment.

6	AIM International Core Equity Fund

Average Annual Total Returns
As of 10/31/09, including maximum applicable
sales charges

Class A Shares

Inception (3/28/02)		4.22%

5	Years	2.97

1	Year	17.54

Class B Shares

Inception (3/28/02)		4.33%

5	Years	3.01

1	Year	18.26

Class C Shares

Inception (2/14/00)		0.98%

5	Years	3.36

1	Year	22.25

Class R Shares

Inception (11/24/03)		6.26%

5	Years	3.88

1	Year	23.88

Class Y Shares

10	Years	2.85%

5	Years	4.20

1	Year	24.61

Investor Class Shares

Inception (10/28/98)		3.63%

10	Years	2.83

5	Years	4.15

1	Year	24.35
Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Investor Class share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Investor Class share performance reflects the Rule 12b-1 fees applicable to Investor Class shares as well as any fee waivers or expense reimbursements received by Investor Class shares. Investor Class shares’ inception date is October 28, 1998.

Average Annual Total Returns
As of 9/30/09, the most recent calendar quarter-end,
including maximum applicable sales charges

Class A Shares

Inception (3/28/02)		4.52%

5	Years	4.07

1	Year	-3.89

Class B Shares

Inception (3/28/02)		4.65%

5	Years	4.15

1	Year	-3.90

Class C Shares

Inception (2/14/00)		1.19%

5	Years	4.49

1	Year	0.08

Class R Shares

Inception (11/24/03)		6.70%

5	Years	5.01

1	Year	1.61

Class Y Shares

10	Years	3.37%

5	Years	5.31

1	Year	2.03

Investor Class Shares

Inception (10/28/98)		3.83%

10	Years	3.35

5	Years	5.27

1	Year	1.82
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Investor Class shares was 1.45%, 2.20%, 2.20%, 1.70%, 1.20% and 1.45%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class Y shares and Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
      The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
      Had the advisor not waived fees and/ or reimbursed expenses in the past on Class C shares, performance would have been lower.
      A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our web site – invescoaim.com. More detail is available to you at that site.
7	AIM International Core Equity Fund

AIM International Core Equity Fund’s investment objective is total return.
■	Unless otherwise stated, information presented in this report is as of October 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco Aim.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial advisor about purchasing our other share classes.

Principal risks of investing in the Fund
■	Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher, and there may be delays in settlement procedures.

■	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

■	The prices of securities held by the Fund may decline in response to market risks.

About indexes used in this report
■	The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.
■	The Lipper International Large-Cap Core Funds Index is an equally weighted representation of the largest funds in the Lipper International Large-Cap Core Funds category. These funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P/ Citigroup World ex-U.S. BMI.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analysts® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	IBVAX
Class B Shares	IBVBX
Class C Shares	IBVCX
Class R Shares	IIBRX
Class Y Shares	IBVYX
Investor Class Shares	IIBCX

8	AIM International Core Equity Fund

Schedule of Investments

October 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–96.14%
Australia–4.22%
Australia and New Zealand Banking Group Ltd.	336,095	$6,834,162

BHP Billiton Ltd.	257,539	8,454,363

		15,288,525

Brazil–0.82%
Banco Santander Brasil S.A.(a)	43,300	511,379

Companhia Energetica de Minas Gerais S.A.–ADR	44,196	697,855

Natura Cosmeticos S.A.	14,500	260,658

Petroleo Brasileiro S.A.–ADR	15,688	725,099

Vale S.A.–ADR	30,805	785,219

		2,980,210

Canada–4.41%
Agrium Inc.	104,041	4,877,944

EnCana Corp.	65,447	3,620,215

Intact Financial Corp.	131,104	3,981,112

Toronto-Dominion Bank (The)	61,249	3,509,163

		15,988,434

China–0.56%
China Construction Bank Corp.–Class H	706,000	606,510

CNOOC Ltd.	580,800	870,770

Soho China Ltd.	1,027,500	552,044

		2,029,324

Egypt–0.22%
Al Ezz Steel Rebars S.A.E.	85,112	246,882

Orascom Telecom Holding S.A.E.–GDR	16,655	566,456

		813,338

Finland–1.49%
Nokia Corp.	428,564	5,406,917

France–9.98%
Credit Agricole S.A.	328,517	6,308,147

Publicis Groupe	89,030	3,386,541

Sanofi-Aventis S.A.	112,397	8,214,011

Societe Generale–ADR	376,957	5,296,246

Total S.A.–ADR	137,369	8,251,756

Unibail-Rodamco S.E.	21,076	4,665,913

		36,122,614

Germany–4.14%
BASF S.E.	76,314	4,081,856

Bayerische Motoren Werke AG	85,528	4,178,300

MAN S.E.	44,158	3,637,246

Muenchener Rueckversicherungs-Gesellschaft AG	19,536	3,097,985

		14,995,387

Hong Kong–4.20%
Cheung Kong (Holdings) Ltd.	329,000	4,168,285

China Unicom (Hong Kong) Ltd.	238,000	305,319

Denway Motors Ltd.	1,484,000	703,828

Esprit Holdings Ltd.	897,500	5,875,513

Hutchison Whampoa Ltd.	522,100	3,655,131

Sinofert Holdings Ltd.	1,024,000	508,747

		15,216,823

India–0.29%
State Bank of India–GDR	11,603	1,053,439

Indonesia–0.17%
PT Telekomunikasi Indonesia Tbk	710,500	613,115

Italy–2.05%
Eni S.p.A–ADR	149,794	7,426,786

Japan–17.66%
Canon Inc.	187,800	7,049,625

East Japan Railway Co.	61,900	3,968,619

FUJIFILM Holdings Corp.	253,700	7,293,081

Mitsubishi Corp.	188,000	4,017,522

Mitsubishi UFJ Financial Group, Inc.	1,629,800	8,703,043

Murata Manufacturing Co., Ltd.	98,800	4,871,011

Nippon Telegraph & Telephone Corp.	91,700	3,789,668

Nissan Motor Co., Ltd.(a)	861,800	6,130,179

NTT DoCoMo, Inc.	2,575	3,752,271

Seven & I Holdings Co., Ltd.	125,900	2,761,052

Sumitomo Chemical Co., Ltd.	1,648,000	6,520,739

Takeda Pharmaceutical Co., Ltd.	127,000	5,108,776

		63,965,586

Mexico–0.37%
America Movil S.A.B de C.V.–Series L	296,900	656,934

Grupo Financiero Banorte S.A.B. de C.V.–Class O	216,800	693,030

		1,349,964

Netherlands–7.83%
Heineken N.V.	171,589	7,603,311

Koninklijke (Royal) Philips Electronics N.V.	172,355	4,332,059

TNT N.V.	319,911	8,474,423

Unilever N.V.	257,924	7,942,158

		28,351,951

Norway–0.93%
Statoil A.S.A.	141,350	3,354,249

Russia–0.42%
Gazprom–ADR	28,804	687,766

Lukoil–ADR	14,529	831,204

		1,518,970

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM International Core Equity Fund

	Shares	Value

South Africa–0.81%
Barloworld Ltd.	69,822	$434,451

Sasol Ltd.	12,956	485,367

Standard Bank Group Ltd.	59,237	741,082

Steinhoff International Holdings Ltd.(a)	321,135	772,442

Tiger Brands Ltd.	24,035	482,030

		2,915,372

South Korea–1.12%
Daelim Industrial Co., Ltd.	7,716	494,352

Hyundai Mipo Dockyard Co., Ltd.	3,556	297,079

Hyundai Mobis	5,879	767,630

LG Electronics Inc.	2,077	192,881

Lotte Shopping Co., Ltd.	1,114	318,542

POSCO	2,522	1,047,514

Samsung Electronics Co., Ltd.	1,528	919,968

		4,037,966

Spain–5.22%
Banco Santander S.A.	711,035	11,443,492

Banco Santander S.A.–Rts.(a)	710,983	125,537

Iberdrola S.A.	362,084	3,282,269

Repsol YPF, S.A.–ADR	151,927	4,041,258

		18,892,556

Sweden–1.34%
Telefonaktiebolaget LM Ericsson–Class B	456,102	4,861,622

Switzerland–7.41%
Holcim Ltd.(a)	83,207	5,281,724

Novartis AG	56,960	2,970,945

Swisscom AG	21,630	7,816,297

Zurich Financial Services AG	47,058	10,772,062

		26,841,028

Taiwan–0.51%
AU Optronics Corp.–ADR	58,276	514,577

HTC Corp.	51,765	517,530

Powertech Technology Inc.	210,000	580,485

U-Ming Marine Transport Corp.	131,000	238,054

		1,850,646

Thailand–0.32%
Bangkok Bank PCL–NVDR	131,800	432,670

Banpu PCL	33,600	427,804

PTT PCL	42,100	294,918

		1,155,392

Turkey–0.23%
Tupras-Turkiye Petrol Rafinerileri A.S.	32,490	554,708

Turkiye Is Bankasi–Class C	72,268	271,296

		826,004

United Kingdom–19.42%
AstraZeneca PLC	106,127	4,769,540

BAE Systems PLC	1,208,487	6,218,160

BP PLC	701,401	6,604,808

Centrica PLC	1,759,287	7,145,190

GlaxoSmithKline PLC	345,309	7,090,580

HSBC Holdings PLC–ADR	61,715	3,418,394

Imperial Tobacco Group PLC	306,563	9,033,388

National Grid PLC	782,244	7,776,933

Royal Dutch Shell PLC–ADR	169,662	10,079,619

Vodafone Group PLC	3,697,549	8,179,792

		70,316,404

Total Common Stocks & Other Equity Interests (Cost $323,403,497)		348,172,622

Preferred Stocks–1.60%
Brazil–0.16%
Usinas Siderurgicas de Minas Gerais S.A.–Class A–Pfd. (Brazil)	22,800	595,503

Germany–1.44%
Porsche Automobile Holding S.E.–Pfd. (Germany)	67,804	5,193,856

Total Preferred Stocks (Cost $5,177,663)		5,789,359

Money Market Funds–1.87%
Liquid Assets Portfolio–Institutional Class(b)	3,382,189	3,382,189

Premier Portfolio–Institutional Class(b)	3,382,190	3,382,190

Total Money Market Funds (Cost $6,764,379)		6,764,379

TOTAL INVESTMENTS–99.61% (Cost $335,345,539)		360,726,360

OTHER ASSETS LESS LIABILITIES–0.39%		1,414,470

NET ASSETS–100.00%		$362,140,830

Investment Abbreviations:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
NVDR	– Non-Voting Depositary Receipt
Pfd.	– Preferred
Rts.	– Rights

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment advisor.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM International Core Equity Fund

Statement of Assets and Liabilities

October 31, 2009

Assets:
Investments, at value (Cost $328,581,160)	$353,961,981

Investments in affiliated money market funds, at value and cost	6,764,379

Total investments, at value (Cost $335,345,539)	360,726,360

Foreign currencies, at value (Cost $390,522)	383,992

Receivables for:
Investments sold	2,561,316

Fund shares sold	113,123

Dividends	1,029,941

Investment for trustee deferred compensation and retirement plans	31,937

Other assets	24,261

Total assets	364,870,930

Liabilities:
Payables for:
Investments purchased	2,055,177

Fund shares reacquired	330,057

Accrued fees to affiliates	113,190

Accrued other operating expenses	163,856

Trustee deferred compensation and retirement plans	67,820

Total liabilities	2,730,100

Net assets applicable to shares outstanding	$362,140,830

Net assets consist of:
Shares of beneficial interest	$417,368,196

Undistributed net investment income	5,312,664

Undistributed net realized gain (loss)	(85,921,056)

Unrealized appreciation	25,381,026

$362,140,830

Net Assets:
Class A	$61,810,242

Class B	$9,864,271

Class C	$22,853,889

Class R	$2,697,296

Class Y	$1,982,897

Investor Class	$21,500,099

Institutional Class	$241,432,136

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class A	5,979,511

Class B	957,780

Class C	2,276,342

Class R	261,048

Class Y	188,721

Investor Class	2,050,413

Institutional Class	23,276,544

Class A:
Net asset value per share	$10.34

Maximum offering price per share
(Net asset value of $10.34 divided by 94.50%)	$10.94

Class B:
Net asset value and offering price per share	$10.30

Class C:
Net asset value and offering price per share	$10.04

Class R:
Net asset value and offering price per share	$10.33

Class Y:
Net asset value and offering price per share	$10.51

Investor Class:
Net asset value and offering price per share	$10.49

Institutional Class:
Net asset value and offering price per share	$10.37

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM International Core Equity Fund

Statement of Operations

For the year ended October 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $1,106,861)	$9,595,825

Dividends from affiliated money market funds (includes securities lending income of $231,753)	279,555

Total investment income	9,875,380

Expenses:
Advisory fees	2,280,871

Administrative services fees	129,947

Custodian fees	165,718

Distribution fees:
Class A	119,159

Class B	94,288

Class C	202,663

Class R	10,821

Investor Class	47,021

Transfer agent fees — A, B, C, R, Y and Investor	437,417

Transfer agent fees — Institutional	7,015

Trustees’ and officers’ fees and benefits	27,846

Other	244,119

Total expenses	3,766,885

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(13,427)

Net expenses	3,753,458

Net investment income	6,121,922

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $76,377)	(57,252,861)

Foreign currencies	(781,969)

(58,034,830)

Change in net unrealized appreciation of:
Investment securities (net of foreign taxes on holdings of $13,504)	120,101,102

Foreign currencies	189,967

120,291,069

Net realized and unrealized gain	62,256,239

Net increase in net assets resulting from operations	$68,378,161

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM International Core Equity Fund

Statement of Changes in Net Assets

For the years ended October 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$6,121,922	$12,641,788

Net realized gain (loss)	(58,034,830)	(25,612,690)

Change in net unrealized appreciation (depreciation)	120,291,069	(249,384,437)

Net increase (decrease) in net assets resulting from operations	68,378,161	(262,355,339)

Distributions to shareholders from net investment income:
Class A	(1,477,199)	(1,010,463)

Class B	(214,660)	(116,149)

Class C	(436,613)	(190,541)

Class R	(58,103)	(35,689)

Class Y	(6,890)	—

Investor Class	(664,154)	(445,058)

Institutional Class	(9,199,911)	(6,488,116)

Total distributions from net investment income	(12,057,530)	(8,286,016)

Distributions to shareholders from net realized gains:
Class A	—	(7,093,976)

Class B	—	(2,367,978)

Class C	—	(3,884,583)

Class R	—	(320,786)

Investor Class	—	(3,124,071)

Institutional Class	—	(30,160,311)

Total distributions from net realized gains	—	(46,951,705)

Share transactions–net:
Class A	7,759,758	(4,997,804)

Class B	(2,552,923)	(7,914,020)

Class C	(2,390,283)	(5,450,831)

Class R	137,811	(127,497)

Class Y	1,319,707	220,834

Investor Class	(1,660,557)	(4,636,476)

Institutional Class	(5,556,241)	15,254,153

Net increase (decrease) in net assets resulting from share transactions	(2,942,728)	(7,651,641)

Net increase (decrease) in net assets	53,377,903	(325,244,701)

Net assets:
Beginning of year	308,762,927	634,007,628

End of year (includes undistributed net investment income of $5,312,664 and $11,480,157, respectively)	$362,140,830	$308,762,927

Notes to Financial Statements

October 31, 2009

NOTE 1—Significant Accounting Policies

AIM International Core Equity Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are

13        AIM International Core Equity Fund

accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is total return.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they

14        AIM International Core Equity Fund

reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent

15        AIM International Core Equity Fund

of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the “Advisor” or “Invesco Aim”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.75%

Next $500 million	0.65%

From $1 billion	0.55%

From $2 billion	0.45%

From $4 billion	0.40%

From $6 billion	0.375%

Over $8 billion	0.35%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisors”) the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).
  Effective July 1, 2009, the Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares to 2.25%, 3.00%, 3.00%, 2.50%, 2.00%, 2.25% and 2.00% of average daily net assets, respectively, through at least February 28, 2011. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. (“Invesco”) described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The Advisor did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Advisor has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended October 31, 2009, the Advisor waived advisory fees of $8,253.
  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $419.
  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

16        AIM International Core Equity Fund

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2009, IADI advised the Fund that IADI retained $18,541 in front-end sales commissions from the sale of Class A shares and $0, $12,337, $3,646 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Australia	$—	$15,288,525	$—	$15,288,525

Brazil	3,575,713	—	—	3,575,713

Canada	15,988,434	—	—	15,988,434

China	—	2,029,324	—	2,029,324

Egypt	246,882	566,456	—	813,338

Finland	—	5,406,917	—	5,406,917

France	13,548,002	22,574,612	—	36,122,614

Germany	8,831,102	11,358,141	—	20,189,243

Hong Kong	—	15,216,823	—	15,216,823

India	—	1,053,439	—	1,053,439

Indonesia	—	613,115	—	613,115

Italy	7,426,786	—	—	7,426,786

Japan	—	63,965,586	—	63,965,586

Mexico	1,349,964	—	—	1,349,964

Netherlands	7,603,311	20,748,640	—	28,351,951

Norway	3,354,249	—	—	3,354,249

Russia	831,204	687,766	—	1,518,970

South Africa	—	2,915,372	—	2,915,372

South Korea	318,542	3,719,424	—	4,037,966

Spain	4,166,795	14,725,761	—	18,892,556

Sweden	—	4,861,622	—	4,861,622

17        AIM International Core Equity Fund

	Level 1	Level 2	Level 3	Total

Switzerland	$—	$26,841,028	$—	$26,841,028

Taiwan	514,577	1,336,069	—	1,850,646

Thailand	294,918	860,474	—	1,155,392

Turkey	—	826,004	—	826,004

United Kingdom	13,498,013	56,818,391	—	70,316,404

United States	6,764,379	—	—	6,764,379

Total Investments	$88,312,871	$272,413,489	$—	$360,726,360

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,755.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2009, the Fund paid legal fees of $3,500 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2009 and 2008:

	2009	2008

Ordinary income	$12,057,530	$13,490,254

Long-term capital gain	—	41,747,467

Total distributions	$12,057,530	$55,237,721

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$5,382,549

Net unrealized appreciation — investments	19,459,608

Net unrealized appreciation — other investments	205

Temporary book/tax differences	(69,885)

Capital loss carryforward	(79,999,843)

Shares of beneficial interest	417,368,196

Total net assets	$362,140,830

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

18        AIM International Core Equity Fund

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of October 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2016	$20,482,698

October 31, 2017	59,517,145

Total capital loss carryforward	$79,999,843

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2009 was $127,908,624 and $131,230,373, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$44,800,817

Aggregate unrealized (depreciation) of investment securities	(25,341,209)

Net unrealized appreciation of investment securities	$19,459,608

Cost of investments for tax purposes is $341,266,752.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and litigation proceeds, on October 31, 2009, undistributed net investment income was decreased by $231,885, undistributed net realized gain (loss) was increased by $232,719 and shares of beneficial interest decreased by $834. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity

	Year ended October 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Class A	2,652,626	$23,534,432	1,258,513	$15,391,387

Class B	171,963	1,509,862	195,522	2,626,561

Class C	380,187	3,039,130	413,950	5,368,044

Class R	115,695	973,520	87,512	1,134,582

Class Y(b)	335,096	2,903,966	21,147	220,834

Investor Class	191,266	1,665,913	221,379	3,011,516

Institutional Class	2,271,862	20,445,456	2,334,532	31,993,859

Issued as reinvestment of dividends:
Class A	176,691	1,406,458	540,511	7,691,470

Class B	25,633	204,806	165,714	2,346,512

Class C	49,826	388,149	266,194	3,676,142

Class R	7,265	57,974	25,086	356,475

Class Y	848	6,847	—	—

Investor Class	73,854	596,746	243,237	3,507,479

Institutional Class	1,158,679	9,199,911	2,570,016	36,648,427

19        AIM International Core Equity Fund

	Summary of Share Activity

	Year ended October 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Automatic conversion of Class B shares to Class A shares:
Class A	157,367	$1,365,416	348,838	$4,453,923

Class B	(157,434)	(1,365,416)	(351,740)	(4,453,923)

Reacquired:(c)
Class A(b)	(2,230,590)	(18,546,548)	(2,707,360)	(32,534,584)

Class B	(356,337)	(2,902,175)	(700,875)	(8,433,170)

Class C	(714,815)	(5,817,562)	(1,218,068)	(14,495,017)

Class R	(103,184)	(893,683)	(127,697)	(1,618,554)

Class Y	(168,370)	(1,591,106)	—	—

Investor Class(b)	(466,283)	(3,923,216)	(830,023)	(11,155,471)

Institutional Class	(4,231,916)	(35,201,608)	(4,833,881)	(53,388,133)

Net increase (decrease) in share activity	(660,071)	$(2,942,728)	(2,077,493)	$(7,651,641)

(a)	61% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco Aim.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	20,128	$210,334

Class A	(8,830)	(91,033)

Investor Class	(11,416)	(119,301)

(c)	Net of redemption fees of $2,639 and $3,240 which were allocated among the classes based on relative net assets of each class for the years ended October 31, 2009 and 2008, respectively.

20        AIM International Core Equity Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset		(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	Net	securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period(b)	Return(c)	(000s omitted)	absorbed		absorbed		net assets		turnover(d)

Class A
Year ended 10/31/09	$8.63	$0.14	$1.87	$2.01	$(0.30)	$—	$(0.30)	$10.34	24.35%	$61,810	1.62	%(e)	1.62	%(e)	1.63	%(e)	43%
Year ended 10/31/08	16.77	0.28	(7.01)	(6.73)	(0.18)	(1.23)	(1.41)	8.63	(43.45)	45,100	1.45		1.45		2.13		38
Year ended 10/31/07	14.44	0.22	2.75	2.97	(0.22)	(0.42)	(0.64)	16.77	21.26	96,961	1.41		1.41		1.46		27
Year ended 10/31/06	11.90	0.25	2.77	3.02	(0.10)	(0.38)	(0.48)	14.44	26.12	118,943	1.52		1.52		1.88		21
Year ended 10/31/05	10.52	0.14	1.32	1.46	(0.08)	—	(0.08)	11.90	13.89	90,022	1.56		1.56		1.20		21

Class B
Year ended 10/31/09	8.54	0.08	1.86	1.94	(0.18)	—	(0.18)	10.30	23.26	9,864	2.37	(e)	2.37	(e)	0.88	(e)	43
Year ended 10/31/08	16.58	0.18	(6.93)	(6.75)	(0.06)	(1.23)	(1.29)	8.54	(43.79)	10,873	2.20		2.20		1.38		38
Year ended 10/31/07	14.30	0.11	2.71	2.82	(0.12)	(0.42)	(0.54)	16.58	20.25	32,592	2.16		2.16		0.71		27
Year ended 10/31/06	11.79	0.14	2.76	2.90	(0.01)	(0.38)	(0.39)	14.30	25.28	31,818	2.27		2.27		1.13		21
Year ended 10/31/05	10.43	0.06	1.31	1.37	(0.01)	—	(0.01)	11.79	13.11	28,785	2.25		2.25		0.51		21

Class C
Year ended 10/31/09	8.33	0.07	1.82	1.89	(0.18)	—	(0.18)	10.04	23.25	22,854	2.37	(e)	2.37	(e)	0.88	(e)	43
Year ended 10/31/08	16.21	0.18	(6.77)	(6.59)	(0.06)	(1.23)	(1.29)	8.33	(43.80)	21,323	2.20		2.20		1.38		38
Year ended 10/31/07	13.98	0.11	2.66	2.77	(0.12)	(0.42)	(0.54)	16.21	20.36	50,234	2.16		2.16		0.71		27
Year ended 10/31/06	11.54	0.14	2.69	2.83	(0.01)	(0.38)	(0.39)	13.98	25.22	42,906	2.27		2.27		1.13		21
Year ended 10/31/05	10.22	0.06	1.28	1.34	(0.02)	—	(0.02)	11.54	13.11	38,108	2.25		2.25		0.51		21

Class R
Year ended 10/31/09	8.61	0.12	1.86	1.98	(0.26)	—	(0.26)	10.33	23.88	2,697	1.87	(e)	1.87	(e)	1.38	(e)	43
Year ended 10/31/08	16.72	0.24	(6.98)	(6.74)	(0.14)	(1.23)	(1.37)	8.61	(43.55)	2,077	1.70		1.70		1.88		38
Year ended 10/31/07	14.40	0.18	2.74	2.92	(0.18)	(0.42)	(0.60)	16.72	20.97	4,286	1.66		1.66		1.21		27
Year ended 10/31/06	11.87	0.21	2.77	2.98	(0.07)	(0.38)	(0.45)	14.40	25.86	3,560	1.77		1.77		1.63		21
Year ended 10/31/05	10.51	0.12	1.31	1.43	(0.07)	—	(0.07)	11.87	13.64	2,622	1.75		1.75		1.01		21

Class Y
Year ended 10/31/09	8.75	0.18	1.88	2.06	(0.30)	—	(0.30)	10.51	24.61	1,983	1.37	(e)	1.37	(e)	1.88	(e)	43
Year ended 10/31/08(f)	10.45	0.01	(1.71)	(1.70)	—	—	—	8.75	(16.27)	185	1.30	(g)	1.30	(g)	2.28	(g)	38

Investor Class
Year ended 10/31/09	8.75	0.14	1.90	2.04	(0.30)	—	(0.30)	10.49	24.35	21,500	1.62	(e)	1.62	(e)	1.63	(e)	43
Year ended 10/31/08	16.98	0.28	(7.10)	(6.82)	(0.18)	(1.23)	(1.41)	8.75	(43.44)	19,710	1.45		1.45		2.13		38
Year ended 10/31/07	14.61	0.23	2.78	3.01	(0.22)	(0.42)	(0.64)	16.98	21.29	44,428	1.41		1.41		1.46		27
Year ended 10/31/06	12.04	0.25	2.80	3.05	(0.10)	(0.38)	(0.48)	14.61	26.11	44,674	1.52		1.52		1.88		21
Year ended 10/31/05	10.64	0.15	1.33	1.48	(0.08)	—	(0.08)	12.04	13.92	46,988	1.50		1.50		1.26		21

Institutional Class
Year ended 10/31/09	8.70	0.20	1.86	2.06	(0.39)	—	(0.39)	10.37	25.10	241,432	0.94	(e)	0.94	(e)	2.31	(e)	43
Year ended 10/31/08	16.89	0.35	(7.05)	(6.70)	(0.26)	(1.23)	(1.49)	8.70	(43.08)	209,494	0.87		0.87		2.71		38
Year ended 10/31/07	14.54	0.31	2.75	3.06	(0.29)	(0.42)	(0.71)	16.89	21.89	405,507	0.88		0.88		1.99		27
Year ended 10/31/06	11.97	0.33	2.78	3.11	(0.16)	(0.38)	(0.54)	14.54	26.86	193,959	0.95		0.95		2.45		21
Year ended 10/31/05	10.56	0.21	1.32	1.53	(0.12)	—	(0.12)	11.97	14.53	73,018	0.98		0.98		1.78		21

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $47,664, $9,429, $20,266, $2,164, $1,178, $18,808 and $204,607 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(f)	Commencement date of October 3, 2008.
(g)	Annualized.

21        AIM International Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds
and Shareholders of AIM International Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM International Core Equity Fund (one of the funds constituting AIM International Mutual Funds, hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 15, 2009
Houston, Texas

22        AIM International Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2]	(10/31/09)	Period[2]	Ratio
A	$1,000.00	$1,278.10	$8.73	$1,017.54	$7.73	1.52%

B	1,000.00	1,273.20	13.01	1,013.76	11.52	2.27

C	1,000.00	1,272.50	13.00	1,013.76	11.52	2.27

R	1,000.00	1,275.30	10.15	1,016.28	9.00	1.77

Y	1,000.00	1,278.60	7.29	1,018.80	6.46	1.27

Investor	1,000.00	1,277.70	8.73	1,017.54	7.73	1.52

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23        AIM International Core Equity Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM International Mutual Funds is required under the Investment Company Act of 1940 to approve annually the renewal of the AIM International Core Equity Fund (the Fund) investment advisory agreement with Invesco Aim Advisors, Inc. (Invesco Aim) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 16-17, 2009, the Board as a whole, and the disinterested or “independent” Trustees voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2009. In doing so, the Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Aim and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.
The Board’s Fund Evaluation Process The Board’s Investments Committee has established three Sub-Committees that are responsible for overseeing the management of a number of the series portfolios of the AIM Funds. This Sub-Committee structure permits the Trustees to focus on the performance of the AIM Funds that have been assigned to them. The Sub-Committees meet throughout the year to review the performance of their assigned funds, and the Sub-Committees review monthly and quarterly comparative performance information and periodic asset flow data for their assigned funds. These materials are prepared under the direction and supervision of the independent Senior Officer, an officer of the AIM Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management and review with these individuals the performance, investment objective(s), policies, strategies and limitations of these funds.
     In addition to their meetings throughout the year, the Sub-Committees meet at designated contract renewal meetings each year to conduct an in-depth review of the performance, fees, expenses, and other matters related to their assigned funds. During the contract renewal process, the Trustees receive comparative performance and fee data regarding the AIM Funds prepared by an independent company, Lipper, Inc. (Lipper), under the direction and supervision of the Senior Officer who also prepares a separate analysis of this information for the Trustees. Each Sub-Committee then makes recommendations to the Investments Committee regarding the fees and expenses of their assigned funds. The Investments Committee considers each Sub-Committee’s recommendations and makes its own recommendations regarding the fees and expenses of the AIM Funds to the full Board. The Investments Committee also considers each Sub-Committee’s recommendations in making its annual recommendation to the Board whether to approve the continuance of each AIM Fund’s investment advisory agreement and sub-advisory contracts for another year.
      The independent Trustees met separately during their evaluation of the Fund’s investment advisory agreement and sub-advisory contracts with independent legal counsel. The independent Trustees were also assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer. One responsibility of the Senior Officer is to manage the process by which the AIM Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. Accordingly, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer recommended that an independent written evaluation be provided and, at the direction of the Board, prepared an independent written evaluation.
     During the annual contract renewal process, the Board considered the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts. The Board considered all of the information provided to them, including information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any particular factor that was controlling. Each Trustee may have evaluated the information provided differently from another Trustee and attributed different weight to the various factors. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other AIM Funds are the result of years of review and negotiation between the Trustees and Invesco Aim, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
      The discussion below serves as a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, information set forth below is as of June 17, 2009, and does not reflect any changes that may have occurred since that date, including but not limited to changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
  A. Nature, Extent and Quality of
      Services Provided by Invesco Aim
The Board reviewed the advisory services provided to the Fund by Invesco Aim under the Fund’s investment advisory agreement, the performance of Invesco Aim in providing these services, and the credentials and experience of the officers and employees of Invesco Aim who provide these services. The Board’s review of the qualifications of Invesco Aim to provide these services included the Board’s consideration of Invesco Aim’s portfolio and product review process, various back office support functions provided by Invesco Aim and its

24	AIM International Core Equity Fund	continued

affiliates, and Invesco Aim’s equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Aim are appropriate and that Invesco Aim currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement.
     In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Aim and the Fund, as well as the Board’s knowledge of Invesco Aim’s operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Aim and its affiliates continue to take to improve the quality and efficiency of the services they provide to the AIM Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that the quality and efficiency of the services Invesco Aim and its affiliates provide to the AIM Funds in each of these areas support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
     B. Nature, Extent and Quality of
         Services Provided by Affiliated          Sub-Advisers
The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are geographically dispersed in financial centers around the world, can provide research and other information and make recommendations on the markets and economies of various countries and securities of companies located in such countries or on various types of investments and investment techniques. The Board noted that investment decisions for the Fund are made by Invesco Global Asset Management (N.A.), Inc. (Invesco Global). The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Aim to utilize the additional resources and talent of the Affiliated Sub-Advisers in managing the Fund.
     C. Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Global currently manages assets of the Fund.
     The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Aim or an Affiliated Sub-Adviser, and against the Lipper International Large-Cap Core Funds Index. The Board noted that the Fund’s performance was in the first quintile of its performance universe for the one year period and the second quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was above the performance of the Index for the one, three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance and this review did not change their conclusions. The Board noted that, in response to the Board’s focus on fund performance, Invesco Aim has taken a number of actions intended to improve the investment process for the funds.
     D. Advisory and Sub-Advisory Fees          and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Aim or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the Fund’s contractual advisory fee rate was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that some comparative data was at least one year old and that other data did not reflect the market downturn that occurred in the fourth quarter of 2008.
      The Board noted that Invesco Aim does not serve as an adviser to other domestic mutual funds or other domestic clients with investment strategies comparable to those of the Fund; however, Invesco Global does act as sub-adviser to domestic and foreign funds with investment strategies comparable to those of the Fund. The Board compared the Fund’s sub-advisory fee rate to the sub-advisory fee rate of the other sub-advised funds. The Board noted that the Fund’s sub-advisory fee rate was higher than the sub-advisory fee rate for one sub-advised fund and lower than the sub-advisory fee rate for the other two funds.
     Additionally, the Board compared the Fund’s sub-advisory fee rate to the effective fee rate of numerous separately managed accounts/wrap accounts advised or sub-advised by Invesco Global. The Board noted that the Fund’s sub-advisory fee rate was at or below the rates for separately managed accounts/ wrap accounts advised by Invesco Global and generally at or below the rate for separately managed accounts/wrap accounts sub-advised by Invesco Global. The Board considered that management of the separately managed accounts/ wrap accounts by Invesco Global involves different levels of services and different operational and regulatory requirements than Invesco Global’s management of the Fund. The Board concluded that these differences are appropriately reflected in the fee structure for the Fund.
      The Board noted that Invesco Aim has agreed to reduce the per account transfer agent fee for all the retail funds, including the Fund, effective July 1, 2009. The Board also noted that Invesco Aim has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2010 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board

25	AIM International Core Equity Fund	continued

noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
     The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services provided by Invesco Aim pursuant to the Fund’s advisory agreement, as well as the allocation of fees between Invesco Aim and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Aim to the Affiliated Sub-Advisers, and that Invesco Aim and the Affiliated Sub-Advisers are affiliates.
     After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the comparative advisory fee information discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.
     E. Economies of Scale and          Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes six breakpoints, but that due to the Fund’s asset level at the end of the past calendar year, the Fund is not currently benefiting from the breakpoints. Based on this information, the Board concluded that the Fund’s advisory fees would reflect economies of scale at higher asset levels. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the AIM Funds and affiliates.
     F. Profitability and Financial          Resources
The Board reviewed information from Invesco Aim concerning the costs of the advisory and other services that Invesco Aim and its affiliates provide to the Fund and the profitability of Invesco Aim and its affiliates in providing these services. The Board also reviewed information concerning the financial condition of Invesco Aim and its affiliates. The Board reviewed with Invesco Aim the methodology used to prepare the profitability information. The Board considered the overall profitability of Invesco Ltd., the ultimate parent of Invesco Aim and the Affiliated Sub-Advisers, and of Invesco Aim, as well as the profitability of Invesco Aim in connection with managing the Fund. The Board noted that Invesco Aim continues to operate at a net profit, although the reduction of assets under management as a result of market movements and the increase in voluntary fee waivers for affiliated money market funds have reduced the profitability of Invesco Aim and its affiliates. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Aim and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Aim is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Aim has the financial resources necessary to fulfill these obligations. The Board considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under the sub-advisory contracts, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.
     G. Collateral Benefits to Invesco           Aim and its Affiliates
The Board considered various other benefits received by Invesco Aim and its affiliates resulting from Invesco Aim’s relationship with the Fund, including the fees received by Invesco Aim and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Aim and its affiliates in providing these services and the organizational structure employed by Invesco Aim and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Aim and its affiliates are providing these services in a satisfactory manner and in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
     The Board considered the benefits realized by Invesco Aim and the Affiliated
Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Aim and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Aim’s and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Aim’s and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of Invesco Aim, these arrangements are consistent with regulatory requirements.
      The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Aim pursuant to procedures approved by the Board. The Board noted that Invesco Aim will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Aim has contractually agreed to waive through at least June 30, 2010, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

26	AIM International Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2009:

Federal and State Income Tax

Qualified Dividend Income*	100%
Dividends Received Deduction	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27        AIM International Core Equity Fund

Supplement to Annual Report dated 10/31/09
AIM International Core Equity Fund

Institutional Class Shares
The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

Average Annual Total Returns
For periods ended 10/31/09

Inception (4/30/04)	5.77%

5 Years	4.75

1 Year	25.10

Average Annual Total Returns
For periods ended 9/30/09, the most recent calendar quarter-end

Inception (4/30/04)	6.22%

5 Years	5.88

1 Year	2.52

Institutional Class shares have no sales charge; therefore, performance is at net asset value (NAV). Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.87%.The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.
     Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800 451 4246 or visit invescoaim.com.

Nasdaq Symbol	IBVIX

Over for information on your Fund’s expenses.

This supplement must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
FOR INSTITUTIONAL INVESTOR USE ONLY – NOT FOR USE WITH THE PUBLIC
This material is for institutional investor use only and may not be quoted, reproduced, shown to the public or used in written form as sales literature for public use.

invescoaim.com       I-ICE-INS-1       Invesco Aim Distributors, Inc.

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

HYPOTHETICAL
(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2]	(10/31/09)	Period[2]	Ratio
Institutional	$1,000.00	$1,281.80	$5.23	$1,020.62	$4.63	0.91%

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM International Core Equity Fund

Trustees and Officers
The address of each trustee and officer of AIM International Mutual Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company) and Invesco Aim Capital Management, Inc. (registered investment advisor); Director and President, INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC	None

		Formerly: President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936	2003	Retired	None
Trustee

Frank S. Bayley — 1939	2001	Retired	None
Trustee		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars
			Foundation and Executive
			Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling — 1937 Trustee	1991	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950	1998	Retired	None
Trustee

Lewis F. Pennock — 1942	1991	Partner, law firm of Pennock & Cooper	None
Trustee

Larry Soll — 1942	2003	Retired	None
Trustee

Raymond Stickel, Jr. — 1944	2005	Retired	None
Trustee		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers — (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®
		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A

		Formerly: Director, Vice President and Secretary, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management Inc.

		Formerly: Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Vice President, Invesco Institutional (N.A.), Inc. (registered investment advisor); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A

		Formerly: President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer and Managing Director, Invesco Aim Capital Management, Inc.; and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco Aim Private Asset Management, Inc. and The AIM Family of Funds®	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company; and Manager of the Fraud Prevention Department, Invesco Aim Investment Services, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, The AIM Family of Funds®, Invesco Global Asset Management (N.A.), Inc. (registered investment advisor), Invesco Institutional (N.A.), Inc., (registered investment advisor), INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment advisor) and Invesco Senior Secured Management, Inc. (registered investment advisor); and Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A

		Formerly: Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company; and Global Head of Product Development, AIG-Global Investment Group, Inc.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisors.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	Invesco Aim Advisors, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Suite 100	Suite 100	Suite 2900
	Houston, TX 77046-1173	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. Click the Products & Performance tab at the top of the home page; click Mutual Funds; and then click Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-06463 and 033-44611.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
If used after January 20, 2010, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco AimSM is a service mark of Invesco Aim Management Group, Inc.
Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisers for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund’s prospectus for information on the fund’s subadvisers. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.
      It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

invescoaim.com	I-ICE-AR-1	Invesco Aim Distributors, Inc.

Annual Report to Shareholders	October 31, 2009

AIM International Growth Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Agreements
27	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
While the year covered by this report was difficult, economic conditions and market trends appeared more favorable at the close of the fiscal year than at its start. The 12 months ended October 31, 2009, included a sharp market sell-off in late 2008 that continued into early 2009 — when an abrupt rebound began.
Increased communication
This volatility prompted a greater-than-usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com.
Your questions, comments and suggestions gave me better insight into what was on your minds.
     As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch with and share our views with you. We increased the number of “Investment Perspective” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates. I hope you’ll take a moment to read them and let me know if you find them useful.
     To access your Fund’s latest quarterly commentary, click on “Products and Performance” at the top of our website; next, select “Mutual Funds”; and then click on “Quarterly Commentary.”
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a rather robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward — often anticipating economic improvement or deterioration well before it arrives. In his most recent Monetary Report to the Congress, U.S. Federal Reserve Board Chairman Ben Bernanke testified that he anticipates a gradual economic recovery in 2010 with some acceleration in growth in 2011.1 I hope his guarded optimism proves to be accurate.
     Until then, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007, and just 2.7% in 2008.2 That same estimate suggests Americans saved 3.7% and 4.9% of their disposable personal income in the first and second quarters of 2009, respectively.2

     While a sustained reduction in consumer spending could delay or weaken a recovery, many families have decided that spending less and saving more makes sense — and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
     Markets rise and fall, and sharp, sudden rebounds can often be followed by unpleasant, abrupt market downturns. While it may be difficult to save and invest more, and to do so over a long time horizon — particularly in periods of economic hardship — it really is a reliable way to build an investment portfolio.
     If you’ve made a similar decision, it’s important that you work with an experienced, trusted financial advisor. A financial advisor can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest3 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
     Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
     If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246. If you have comments for me, I encourage you to email me at phil@invescoaim.com.
     Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1 U.S. Federal Reserve; 2 Bureau of Economic Analysis; 3 Pensions & Investments
2	AIM International Growth Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the economy and financial markets have shown some signs of hope, investors remain rightfully cautious. Staying with an appropriately diversified investment program focused on your individual long-term goals can be a wise course in such uncertain times. We believe the route to financial success is more like a marathon than a sprint.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your money and your trust. As always, we seek to manage costs and enhance performance in ways that put your interests first.
     We are near the end of a busy 2009 proxy season, during which Invesco Aim Advisors, Inc.’s proxy committee votes on your behalf on issues put to a shareholder vote by the companies whose stock the Funds hold. This year, after careful case-by-case analysis by committee members and portfolio managers, the proxy committee voted with corporate management less often than in previous years, focusing on the issues of board independence, Say-On-Pay initiatives, and stock option re-pricing in light of the market’s decline. The committee remained committed to supporting non-binding Say-on-Pay proposals and abstaining from voting on social issues.
     At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Click the “About Us” tab at the top of the home page; click “Legal Information”; and then click “Investment Advisory Agreement Renewals.” The website also contains news and market information, investment education, planning information, current reports and prospectuses for all the AIM Funds. I highly recommend it to you.
     You are always welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming months.
Sincerely,

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees
3	AIM International Growth Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2009, Class A shares of AIM International Growth Fund, at net asset value, performed favorably versus its style-specific index, the MSCI EAFE Growth Index, while underperforming the broad market MSCI EAFE Index. Versus the MSCI EAFE Growth Index, stock selection in the health care, information technology (IT) and consumer discretionary sectors were key drivers of outperformance while the Fund’s underweight positions in the materials and financials sectors were the largest detractors. The Fund’s higher-than-average cash exposure detracted from relative results versus both the MSCI EAFE Index and the MSCI EAFE Growth Index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/08 to 10/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	25.65%

Class B Shares	24.72

Class C Shares	24.76

Class R Shares	25.44

Class Y Shares	26.05

MSCI EAFE Index▼ (Broad Market Index)	27.71

MSCI EAFE Growth Index▼ (Style-Specific Index)	23.56

Lipper International Multi-Cap Growth Funds Index▼ (Peer Group Index)	33.99

▼	Lipper Inc.

How we invest
When selecting stocks for your Fund, we employ a disciplined investment strategy that emphasizes fundamental research, supported by both quantitative analysis and portfolio construction techniques. Our EQV (Earnings, Quality, Valuation) strategy focuses primarily on identifying quality companies that have experienced, or exhibit the potential for, accelerating or above average earnings growth but whose stock prices do not fully reflect these attributes.
     While research responsibilities within the portfolio management team are focused by geographic region, we select investments for the Fund by using a bottom-up investment approach, which means that we construct the Fund primarily on a stock-by-stock basis. We focus on the strengths of individual companies rather than sectors, countries or market-cap trends.
     We believe disciplined sell decisions are key to successful investing. We consider selling a stock for one of the following reasons:
■	A company’s fundamentals deteriorate, or it posts disappointing earnings.

■	A stock’s price seems overvalued.

■	A more attractive opportunity becomes available

Market conditions and your Fund
The fiscal year was truly a tale of two markets. During the first four months of the fiscal year, global equity markets experienced declines as severe problems in the credit markets, a rapidly deteriorating housing market, rising energy and food prices and a deteriorating outlook for corporate earnings led to a global recession. Global equity markets began to recover some losses beginning in early March as unprecedented, synchronized action by global policy makers improved the outlook for economic recovery. The vast majority of developed countries finished the period in positive territory, in some cases with double-digit results, while emerging markets like China and Indonesia posted even larger gains.
     AIM International Growth Fund followed this trend with weaker results earlier in the fiscal year. However, a disciplined implementation of the Fund’s quality growth investment strategy produced positive results from February onward. Overall, for the fiscal year, the Fund delivered strong double-digit gains and performed in line with its style-specific index, the MSCI EAFE Growth Index.1
     On an absolute basis, all sector weightings posted double-digit returns for the period. Outperformance versus the MSCI EAFE Growth Index came from the health care, IT and consumer discretionary sectors. In each sector, favorable stock selection was a key driver of outperformance.
     In the health care sector, particular strength was seen in the health care equipment and pharmaceutical industries. Top performers included Switzerland based developer, distributor and provider of hearing instruments Sonova Holdings and the global leader in generic pharmaceuticals, Teva Pharmaceuticals.
     In the consumer discretionary sector, particular strength was seen in the automobiles, media and hotels, restaurant and leisure industries. Top contributors included U.K.-based advertising firm WPP and food and support services

Portfolio Composition
By sector

Health Care	17.2%

Consumer Staples	14.8

Industrials	11.6

Consumer Discretionary	10.9

Energy	9.2

Information Technology	8.1

Telecommunication Services	7.8

Financials	6.0

Materials	3.9

Utilities	1.3

Money Market Funds Plus Other Assets Less Liabilities	9.2

Top 10 Equity Holdings*

1. Roche Holding AG	2.8%

2. Teva Pharmaceutical Industries Ltd.-ADR	2.8

3. Imperial Tobacco Group PLC	2.4

4. Nestle S.A.	2.4

5. Anheuser-Busch InBev N.V.	2.4

6. Reckitt Benckiser Group PLC	2.3

7. Shire PLC	2.1

8. Bayer AG	2.0

9. America Movil S.A.B de C.V.- Series L-ADR	1.8

10. BHP Billiton Ltd.	1.8

Total Net Assets	$3.0 billion

Total Number of Holdings*	79
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	AIM International Growth Fund

provider Compass Group. In each of these instances, the index had limited to no exposure to these holdings, demonstrating the benefits of the Fund’s actively managed, non-benchmark focused investment process.
     In contrast, the Fund’s higher-than-average cash position was the largest detractor from performance over the fiscal year as equities rallied sharply. The Fund’s cash exposure was not a strategic decision, but a result of what was happening in economies and markets around the world. The higher cash position was due to the lack of conviction in new investment opportunities. In terms of our EQV strategy, we had difficulty identifying stocks with strong, sustainable earnings. We were more cautious than the market regarding the capacity for equities to re-rate in anticipation of recovery. This led to underperformance versus the MSCI EAFE Growth Index in the second and third quarters after a reasonably solid first quarter.
     In broad geographic terms, all regions in which the Fund invested delivered double-digit absolute gains over the period. Versus the MSCI EAFE Growth Index, portfolio holdings in Asia and Europe outperformed versus the Asian and European components of the benchmark. Our holdings in Europe modestly lagged the benchmark component over the period. Exposure in emerging markets also helped as these markets saw staggering gains over the period as the index does not provide exposure to emerging markets.
     Activity in the portfolio increased toward the latter part of the fiscal year and our cash exposure decreased to a near average range. Stock selection in the portfolio is driven by the underlying fundamentals of a company rather than any top down macroeconomic views. That being said, the Fund’s exposures in the energy, industrial and health care sectors increased over the period due to a combination of new purchases and appreciation. Liquidations in consumer discretionary and IT led to a reduction in Fund exposure in these sectors.
     One surprising aspect of this year’s strong rally in global equities was, apart from a mild setback in mid-July, the absence of any correction in prices. After world stock markets bottomed in early March, most developed countries delivered strong returns through the end of the fiscal year. Gains in emerging markets were even more impressive with several markets generating triple-digit returns. While we believed fundamentals indicated further upside potential, we were concerned that emerging markets in particular had appreciated at unsustainable rates.
     We believe prudent securities selection and evaluation should play a substantial role in long-term investment plans. We welcome any new investors who have joined the Fund during the reporting period, and to all of our shareholders we say thank you for your continued investment in AIM International Growth Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.

1	Lipper Inc.
Clas Olsson
Senior portfolio manager and head of Invesco Aim’s International Investment Management Unit, is lead manager of AIM International Growth Fund with respect to the Fund’s investments in Europe and Canada. Mr. Olsson joined Invesco Aim in 1994. He became a commissioned naval officer at the Royal Swedish Naval Academy in 1988. He earned a B.B.A. from The University of Texas at Austin.
Barrett Sides
Senior portfolio manager, is lead manager of AIM International Growth Fund with respect to the Fund’s investments in the Asia Pacific region and Latin America. Mr. Sides joined Invesco Aim in 1990. He earned a B.S. in economics from Bucknell University and an M.B.A. in international business from the University of St. Thomas.
Shuxin Cao
Chartered Financial Analyst, portfolio manager, is manager of AIM International Growth Fund. Mr. Cao joined Invesco Aim in 1997. He graduated from Tianjin Foreign Language Institute with a B.A. in English. He also earned an M.B.A. from Texas A&M University and is a certified public accountant.
Matthew Dennis
Chartered Financial Analyst, portfolio manager, is manager of AIM International Growth Fund. Mr. Dennis joined Invesco Aim in 2000. He earned a B.A. in economics from The University of Texas at Austin and an M.S. in finance from Texas A&M University.
Jason Holzer
Chartered Financial Analyst, senior portfolio manager, is manager of AIM International Growth Fund. Mr. Holzer joined Invesco Aim in 1996. He earned a B.A. in quantitative economics and an M.S. in engineering economic systems from Stanford University.
Assisted by the Asia Pacific/Latin American Team, Europe/Canada Teams

5	AIM International Growth Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class with Sales Charges since Inception
Index data from 3/31/92, Fund data from 4/7/92

Past performance cannot guarantee comparable future results.

     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our web site — invescoaim.com. More detail is available to you at that site.
6	AIM International Growth Fund

Average Annual Total Returns
As of 10/31/09, including maximum applicable sales charges

Class A Shares

Inception (4/7/92)		7.45%

10	Years	2.34

5	Years	6.13

1	Year	18.73

Class B Shares
Inception (9/15/94)		5.62%

10	Years	2.33

5	Years	6.23

1	Year	19.72

Class C Shares

Inception (8/4/97)		3.38%

10	Years	2.17

5	Years	6.54

1	Year	23.76

Class R Shares

10	Years	2.65%

5	Years	7.08

1	Year	25.44

Class Y Shares

10	Years	2.95%

5	Years	7.40

1	Year	26.05
Class R shares’ inception date is June 3, 2002. Returns since that date are historical returns. All other returns are blended returns of historical Class R share performance and restated Class A share performance (for periods prior to the inception date of Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. Class A shares’ inception date is April 7, 1992.
     Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable

Average Annual Total Returns
As of 9/30/09, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (4/7/92)		7.55%

10	Years	3.20

5	Years	7.16

1	Year	-3.32

Class B Shares

Inception (9/15/94)		5.72%

10	Years	3.20

5	Years	7.29

1	Year	-3.47

Class C Shares

Inception (8/4/97)		3.50%

10	Years	3.04

5	Years	7.58

1	Year	0.53

Class R Shares

10	Years	3.52%

5	Years	8.11

1	Year	2.04

Class Y Shares

10	Years	3.82%

5	Years	8.44

1	Year	2.56
to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is April 7, 1992.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R and Class Y shares was 1.45%, 2.20%, 2.20%, 1.70% and 1.20%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R and Class Y shares was 1.46%, 2.21%, 2.21%, 1.71% and 1.21%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.
1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2010. See current prospectus for more information.

7	AIM International Growth Fund

AIM International Growth Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of October 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco Aim.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.
■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher, and there may be delays in settlement procedures.
■	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.
■	The prices of securities held by the Fund may decline in response to market risks.

About indexes used in this report
■	The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.
■	The MSCI EAFE® Growth Index is an unmanaged index considered repre- sentative of growth stocks of Europe, Australasia and the Far East.
■	The Lipper International Multi-Cap Growth Funds Index is an equally weighted representation of the largest funds in the Lipper International Multi-Cap Growth Funds category. These funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P/Citigroup World ex-U.S. BMI.
■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

■	The Chartered Financial Analysts® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	AIIEX
Class B Shares	AIEBX
Class C Shares	AIECX
Class R Shares	AIERX
Class Y Shares	AIIYX

8	AIM International Growth Fund

Schedule of Investments

October 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–89.89%
Australia–5.62%
BHP Billiton Ltd.	1,623,637	$53,299,957

Cochlear Ltd.	686,409	39,325,191

CSL Ltd.	1,007,060	28,302,459

QBE Insurance Group Ltd.	1,531,256	30,810,686

Woolworths Ltd.	608,849	15,568,483

		167,306,776

Belgium–2.36%
Anheuser-Busch InBev N.V.	1,494,262	70,212,178

Canada–4.97%
Bombardier Inc.–Class B	5,188,366	21,054,656

Canadian National Railway Co.	449,615	21,678,608

Canadian Natural Resources Ltd.	394,668	25,461,157

EnCana Corp.	362,531	20,053,480

Suncor Energy, Inc.	920,892	30,381,434

Talisman Energy Inc.	1,741,045	29,500,236

		148,129,571

Denmark–1.97%
Novo Nordisk A.S.–Class B	793,385	49,332,654

Vestas Wind Systems A.S.(a)	132,119	9,303,201

		58,635,855

Finland–0.43%
Nokia Corp.	1,011,874	12,766,166

France–5.10%
Axa S.A.	1,095,991	27,232,016

BNP Paribas	578,989	43,549,031

Cap Gemini S.A.	280,948	13,039,984

Danone S.A.	348,663	20,945,635

Total S.A.	791,407	47,117,641

		151,884,307

Germany–5.98%
Adidas AG	403,940	18,694,384

Bayer AG	873,418	60,486,904

Deutsche Boerse AG	159,489	12,935,118

Merck KGaA	353,034	33,198,297

Puma AG Rudolf Dassler Sport	129,486	39,508,099

SAP AG	295,500	13,351,147

		178,173,949

Hong Kong–2.66%
Esprit Holdings Ltd.	3,139,400	20,552,183

Hutchison Whampoa Ltd.	5,797,000	40,583,784

Li & Fung Ltd.	4,358,000	18,046,748

		79,182,715

India–2.38%
Bharat Heavy Electricals Ltd.	400,338	18,572,928

Infosys Technologies Ltd.	1,120,458	52,183,524

		70,756,452

Ireland–0.57%
CRH PLC	702,333	17,127,165

Israel–2.76%
Teva Pharmaceutical Industries Ltd.–ADR	1,626,419	82,101,631

Italy–3.15%
Eni S.p.A.	1,756,796	43,548,775

Finmeccanica S.p.A.	3,001,840	50,381,284

		93,930,059

Japan–6.11%
Denso Corp.	720,800	19,695,765

Fanuc Ltd.	313,500	26,341,035

Hoya Corp.	1,232,900	27,009,999

Keyence Corp.	132,900	26,377,817

Komatsu Ltd.	811,400	15,772,708

Nidec Corp.	523,700	44,683,907

Toyota Motor Corp.	559,800	22,158,519

		182,039,750

Mexico–2.94%
America Movil S.A.B de C.V.–Series L–ADR	1,244,481	54,918,946

Grupo Televisa S.A.–ADR	1,694,896	32,813,187

		87,732,133

Netherlands–3.64%
Koninklijke (Royal) KPN N.V.	2,360,688	42,791,682

Koninklijke Ahold N.V.	1,809,097	22,778,106

TNT N.V.	1,060,953	28,104,579

Unilever N.V.	481,310	14,820,800

		108,495,167

Norway–0.47%
Petroleum Geo-Services A.S.A.(a)	1,496,338	14,052,724

Philippines–1.50%
Philippine Long Distance Telephone Co.	828,850	44,696,111

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM International Growth Fund

	Shares	Value

Singapore–3.72%
Keppel Corp. Ltd.	7,110,000	$40,795,700

Singapore Technologies Engineering Ltd.	12,493,000	25,204,442

United Overseas Bank Ltd.	3,756,000	44,885,046

		110,885,188

South Korea–0.86%
Hyundai Mobis	195,134	25,478,948

Spain–1.30%
Telefonica S.A.	1,389,808	38,785,573

Switzerland–8.74%
Nestle S.A.	1,525,827	70,921,587

Novartis AG	299,866	15,640,545

Roche Holding AG	519,454	83,220,252

Sonova Holding AG	433,783	44,632,679

Syngenta AG	193,430	45,782,869

		260,197,932

Taiwan–1.80%
MediaTek Inc.	1,458,000	20,639,368

Taiwan Semiconductor Manufacturing Co. Ltd.	18,098,887	32,916,319

		53,555,687

Turkey–0.64%
Akbank T.A.S.	3,574,570	19,185,250

United Kingdom–20.22%
BAE Systems PLC	4,571,404	23,521,745

BG Group PLC	2,072,875	35,730,384

British American Tobacco PLC	1,058,238	33,784,679

Capita Group PLC	1,920,468	24,027,550

Compass Group PLC	7,804,966	49,548,232

Imperial Tobacco Group PLC	2,412,725	71,094,946

Informa PLC	5,153,168	24,716,924

International Power PLC	9,164,617	38,143,705

Reckitt Benckiser Group PLC	1,394,402	69,321,433

Reed Elsevier PLC	3,626,256	27,504,892

Shire PLC	3,530,826	62,443,720

Smith & Nephew PLC	1,553,347	13,741,212

Tesco PLC	7,604,871	50,743,093

Vodafone Group PLC	23,743,417	52,525,663

WPP PLC	2,838,173	25,449,396

		602,297,574

Total Common Stocks & Other Equity Interests (Cost $2,222,824,233)		2,677,608,861

Preferred Stocks–0.96%
Brazil–0.95%
Petroleo Brasileiro S.A.–ADR–Pfd. (Cost $10,565,950)	708,930	28,442,271

Money Market Funds–8.63%
Liquid Assets Portfolio–Institutional Class(b)	128,532,082	128,532,082

Premier Portfolio–Institutional Class(b)	128,532,082	128,532,082

Total Money Market Funds (Cost $257,064,164)		257,064,164

TOTAL INVESTMENTS–99.48% (Cost $2,490,454,347)		2,963,115,296

OTHER ASSETS LESS LIABILITIES–0.52%		15,612,739

NET ASSETS–100.00%		$2,978,728,035

Investment Abbreviations:

ADR	– American Depositary Receipt
Pfd.	– Preferred

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment advisor.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM International Growth Fund

Statement of Assets and Liabilities

October 31, 2009

Assets:
Investments, at value (Cost $2,233,390,183)	$2,706,051,132

Investments in affiliated money market funds, at value and cost	257,064,164

Total investments, at value (Cost $2,490,454,347)	2,963,115,296

Foreign currencies, at value (Cost $27,382,675)	27,701,687

Receivables for:
Investments sold	2,938,246

Fund shares sold	8,507,681

Dividends	4,776,066

Investment for trustee deferred compensation and retirement plans	77,712

Other assets	55,203

Total assets	3,007,171,891

Liabilities:
Payables for:
Investments purchased	18,595,558

Fund shares reacquired	6,928,093

Amount due custodian	218,001

Accrued fees to affiliates	1,581,550

Accrued other operating expenses	786,945

Trustee deferred compensation and retirement plans	333,709

Total liabilities	28,443,856

Net assets applicable to shares outstanding	$2,978,728,035

Net assets consist of:
Shares of beneficial interest	$2,675,524,813

Undistributed net investment income	39,778,157

Undistributed net realized gain (loss)	(209,857,479)

Unrealized appreciation	473,282,544

$2,978,728,035

Net Assets:
Class A	$1,734,894,505

Class B	$61,649,307

Class C	$139,000,005

Class R	$63,544,295

Class Y	$62,343,191

Institutional Class	$917,296,732

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class A	74,093,378

Class B	2,843,023

Class C	6,404,473

Class R	2,741,870

Class Y	2,655,315

Institutional Class	38,593,211

Class A:
Net asset value per share	$23.41

Maximum offering price per share (Net asset value of $23.41 divided by 94.50%)	$24.77

Class B:
Net asset value and offering price per share	$21.68

Class C:
Net asset value and offering price per share	$21.70

Class R:
Net asset value and offering price per share	$23.18

Class Y:
Net asset value and offering price per share	$23.48

Institutional Class:
Net asset value and offering price per share	$23.77

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM International Growth Fund

Statement of Operations

For the year ended October 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $5,685,656)	$63,630,062

Dividends from affiliated money market funds	2,234,815

Interest	38,327

Total investment income	65,903,204

Expenses:
Advisory fees	21,126,551

Administrative services fees	512,741

Custodian fees	930,397

Distribution fees:
Class A	3,718,518

Class B	634,452

Class C	1,186,124

Class R	219,836

Transfer agent fees — A, B, C, R and Y	5,278,569

Transfer agent fees — Institutional	414,035

Trustees’ and officers’ fees and benefits	85,126

Other	594,048

Total expenses	34,700,397

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(439,736)

Net expenses	34,260,661

Net investment income	31,642,543

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $133)	(173,365,098)

Foreign currencies	(1,070,558)

(174,435,656)

Change in net unrealized appreciation of:
Investment securities (net of foreign taxes on holdings of $(323,999))	725,747,670

Foreign currencies	1,849,393

727,597,063

Net realized and unrealized gain	553,161,407

Net increase (decrease) in net assets resulting from operations	$584,803,950

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM International Growth Fund

Statement of Changes in Net Assets

For the years ended October 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$31,642,543	$49,256,440

Net realized gain (loss)	(174,435,656)	(22,798,387)

Change in net unrealized appreciation (depreciation)	727,597,063	(1,917,530,578)

Net increase (decrease) in net assets resulting from operations	584,803,950	(1,891,072,525)

Distributions to shareholders from net investment income:
Class A	(30,050,904)	(13,953,858)

Class B	(549,705)	—

Class C	(889,900)	—

Class R	(569,057)	(166,196)

Class Y	(53,455)	—

Institutional Class	(14,874,374)	(6,882,893)

Total distributions from net investment income	(46,987,395)	(21,002,947)

Distributions to shareholders from net realized gains:
Class A	—	(147,126,696)

Class B	—	(13,395,707)

Class C	—	(15,052,389)

Class R	—	(2,583,518)

Institutional Class	—	(42,444,892)

Total distributions from net realized gains	—	(220,603,202)

Share transactions–net:
Class A	(39,175,497)	(35,569,162)

Class B	(27,635,181)	(76,697,974)

Class C	(11,093,398)	(17,905,343)

Class R	18,029,831	15,737,049

Class Y	41,132,732	2,980,628

Institutional Class	240,543,830	154,809,196

Net increase in net assets resulting from share transactions	221,802,317	43,354,394

Net increase (decrease) in net assets	759,618,872	(2,089,324,280)

Net assets:
Beginning of year	2,219,109,163	4,308,433,443

End of year (includes undistributed net investment income of $39,778,157 and $46,623,805, respectively)	$2,978,728,035	$2,219,109,163

Notes to Financial Statements

October 31, 2009

NOTE 1—Significant Accounting Policies

AIM International Growth Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.

13        AIM International Growth Fund

  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

14        AIM International Growth Fund

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15        AIM International Growth Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the “Advisor” or “Invesco Aim”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.935%

Next $250 million	0.91%

Next $500 million	0.885%

Next $1.5 billion	0.86%

Next $2.5 billion	0.835%

Next $2.5 billion	0.81%

Next $2.5 billion	0.785%

Over $10 billion	0.76%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisors”) the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).
  Effective July 1, 2009, the Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 2.25%, 3.00%, 3.00%, 2.50%, 2.00% and 2.00% of average daily net assets, respectively, through at least February 28, 2011. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. (“Invesco”) described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. The Advisor did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Advisor has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended October 31, 2009, the Advisor waived advisory fees of $398,337.
  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $3,241.
  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2009, IADI advised the Fund that IADI retained $99,171 in front-end sales commissions from the sale of

16        AIM International Growth Fund

Class A shares and $12,830, $125,689, $14,331 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Australia	$—	$167,306,776	$—	$167,306,776

Belgium	—	70,212,178	—	70,212,178

Brazil	28,442,271	—	—	28,442,271

Canada	148,129,571	—	—	148,129,571

Denmark	9,303,201	49,332,654	—	58,635,855

Finland	—	12,766,166	—	12,766,166

France	—	151,884,307	—	151,884,307

Germany	46,133,415	132,040,534	—	178,173,949

Hong Kong	—	79,182,715	—	79,182,715

India	—	70,756,452	—	70,756,452

Ireland	—	17,127,165	—	17,127,165

Israel	82,101,631	—	—	82,101,631

Italy	—	93,930,059	—	93,930,059

Japan	—	182,039,750	—	182,039,750

Mexico	87,732,133	—	—	87,732,133

Netherlands	—	108,495,167	—	108,495,167

Norway	—	14,052,724	—	14,052,724

Philippines	—	44,696,111	—	44,696,111

Singapore	—	110,885,188	—	110,885,188

South Korea	—	25,478,948	—	25,478,948

Spain	—	38,785,573	—	38,785,573

Switzerland	—	260,197,932	—	260,197,932

Taiwan	—	53,555,687	—	53,555,687

Turkey	—	19,185,250	—	19,185,250

United Kingdom	27,504,892	574,792,682	—	602,297,574

United States	257,064,164	—	—	257,064,164

Total Investments	$686,411,278	$2,276,704,018	$—	$2,963,115,296

17        AIM International Growth Fund

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2009, the Fund engaged in securities purchases of $392,511 and securities sales of $203,127, which resulted in net realized gains of $133.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $38,158.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2009, the Fund paid legal fees of $8,344 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2009 and 2008:

	2009	2008

Ordinary income	$46,987,395	$21,012,881

Long-term capital gain	—	220,593,268

Total distributions	$46,987,395	$241,606,149

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$40,121,337

Net unrealized appreciation — investments	472,197,374

Net unrealized appreciation — other investments	621,595

Temporary book/tax differences	(343,180)

Capital loss carryforward	(209,393,904)

Shares of beneficial interest	2,675,524,813

Total net assets	$2,978,728,035

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal

18        AIM International Growth Fund

Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $209,393,904 of capital loss carryforward in the fiscal year ending October 31, 2010.
  The Fund has a capital loss carryforward as of October 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2016	$23,251,725

October 31, 2017	186,142,179

Total capital loss carryforward	$209,393,904

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2009 was $751,594,558 and $540,745,049, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$592,763,989

Aggregate unrealized (depreciation) of investment securities	(120,566,615)

Net unrealized appreciation of investment securities	$472,197,374

Cost of investments for tax purposes is $2,490,917,922.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of litigations, expired capital loss carryforward and foreign currency transactions, on October 31, 2009, undistributed net investment income was increased by $8,499,204, undistributed net realized gain (loss) was decreased by $2,491,192 and shares of beneficial interest decreased by $6,008,012. This reclassification had no effect on the net assets of the Fund.

19        AIM International Growth Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended October 31,
	October 31, 2009(a)		October 31, 2008
	Shares	Amount	Shares	Amount

Sold:
Class A	29,993,460	$598,120,177	19,910,599	$565,878,754

Class B	342,204	6,234,030	709,506	18,970,270

Class C	1,503,171	28,129,181	1,508,599	41,270,149

Class R	1,665,778	33,210,045	1,103,116	31,288,523

Class Y(b)	5,159,318	102,994,361	134,135	2,998,043

Institutional Class	18,409,904	375,160,439	10,030,019	289,520,256

Issued as reinvestment of dividends:
Class A	1,521,665	27,146,524	4,687,277	147,930,456

Class B	31,079	516,839	426,643	12,470,766

Class C	49,591	825,695	477,714	13,977,906

Class R	32,142	568,908	87,982	2,748,565

Class Y	2,893	51,635	—	—

Institutional Class	800,447	14,432,059	1,506,370	48,158,659

Automatic conversion of Class B shares to Class A shares:
Class A	941,301	17,991,546	2,175,520	61,688,875

Class B	(1,010,183)	(17,991,546)	(2,356,007)	(61,688,875)

Reacquired:(c)
Class A(b)	(34,664,924)	(682,433,744)	(29,755,552)	(811,067,247)

Class B	(942,074)	(16,394,504)	(1,802,439)	(46,450,135)

Class C	(2,287,675)	(40,048,274)	(2,935,314)	(73,153,398)

Class R	(807,857)	(15,749,122)	(675,005)	(18,300,039)

Class Y	(2,640,152)	(61,913,264)	(879)	(17,415)

Institutional Class	(7,821,889)	(149,048,668)	(6,783,940)	(182,869,719)

Net increase (decrease) in share activity	10,278,199	$221,802,317	(1,551,656)	$43,354,394

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 21% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	133,308	$2,980,767

Class A	(133,308)	(2,980,767)

(c)	Net of redemption fees of $124,805 and $146,051 which were allocated among the classes based on relative net assets of each class for the years ended October 31, 2009 and 2008, respectively.

20        AIM International Growth Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for each share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset	Net	(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	investment	securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period(b)	Return(c)	(000s omitted)	absorbed		absorbed		net assets		turnover(d)

Class A
Year ended 10/31/09	$19.04	$0.24	$4.52	$4.76	$(0.39)	$—	$(0.39)	$23.41	25.65%	$1,734,895	1.49	%(e)	1.51	%(e)	1.24	%(e)	26%
Year ended 10/31/08	36.57	0.40	(15.91)	(15.51)	(0.18)	(1.84)	(2.02)	19.04	(47.34)	1,452,469	1.44		1.45		1.38		38
Year ended 10/31/07	27.85	0.28	8.72	9.00	(0.19)	(0.09)	(0.28)	36.57	32.55	2,899,666	1.44		1.47		0.87		22
Year ended 10/31/06	21.63	0.14	6.26	6.40	(0.18)	—	(0.18)	27.85	29.73	1,908,453	1.54		1.58		0.53		37
Year ended 10/31/05	18.16	0.11	3.36	3.47	—	—	—	21.63	19.11	1,447,049	1.69		1.74		0.54		37

Class B
Year ended 10/31/09	17.52	0.09	4.20	4.29	(0.13)	—	(0.13)	21.68	24.72	61,649	2.24	(e)	2.26	(e)	0.49	(e)	26
Year ended 10/31/08	33.88	0.17	(14.69)	(14.52)	—	(1.84)	(1.84)	17.52	(45.03)	77,465	2.19		2.20		0.63		38
Year ended 10/31/07	25.84	0.03	8.10	8.13	—	(0.09)	(0.09)	33.88	31.55	252,203	2.19		2.22		0.12		22
Year ended 10/31/06	20.08	(0.05)	5.83	5.78	(0.02)	—	(0.02)	25.84	28.80	247,939	2.29		2.33		(0.22)		37
Year ended 10/31/05	16.99	(0.03)	3.12	3.09	—	—	—	20.08	18.19	250,056	2.41		2.46		(0.18)		37

Class C
Year ended 10/31/09	17.53	0.09	4.21	4.30	(0.13)	—	(0.13)	21.70	24.76	139,000	2.24	(e)	2.26	(e)	0.49	(e)	26
Year ended 10/31/08	33.91	0.17	(14.71)	(14.54)	—	(1.84)	(1.84)	17.53	(45.05)	125,172	2.19		2.20		0.63		38
Year ended 10/31/07	25.86	0.03	8.11	8.14	—	(0.09)	(0.09)	33.91	31.57	274,266	2.19		2.22		0.12		22
Year ended 10/31/06	20.10	(0.05)	5.83	5.78	(0.02)	—	(0.02)	25.86	28.78	183,360	2.29		2.33		(0.22)		37
Year ended 10/31/05	17.00	(0.03)	3.13	3.10	—	—	—	20.10	18.24	132,387	2.41		2.46		(0.18)		37

Class R
Year ended 10/31/09	18.80	0.20	4.49	4.69	(0.31)	—	(0.31)	23.18	25.44	63,544	1.74	(e)	1.76	(e)	0.99	(e)	26
Year ended 10/31/08	36.18	0.32	(15.74)	(15.42)	(0.12)	(1.84)	(1.96)	18.80	(44.78)	34,821	1.69		1.70		1.13		38
Year ended 10/31/07	27.58	0.20	8.63	8.83	(0.14)	(0.09)	(0.23)	36.18	32.21	48,321	1.69		1.72		0.62		22
Year ended 10/31/06	21.43	0.07	6.21	6.28	(0.13)	—	(0.13)	27.58	29.41	19,070	1.79		1.83		0.28		37
Year ended 10/31/05	18.04	0.07	3.32	3.39	—	—	—	21.43	18.79	8,700	1.91		1.96		0.32		37

Class Y
Year ended 10/31/09	19.04	0.32	4.52	4.84	(0.40)	—	(0.40)	23.48	26.05	62,343	1.24	(e)	1.26	(e)	1.49	(e)	26
Year ended 10/31/08(f)	22.36	0.02	(3.34)	(3.32)	—	—	—	19.04	(14.85)	2,537	1.25	(g)	1.27	(g)	1.57	(g)	38

Institutional Class
Year ended 10/31/09	19.36	0.35	4.58	4.93	(0.52)	—	(0.52)	23.77	26.32	917,297	1.01	(e)	1.03	(e)	1.72	(e)	26
Year ended 10/31/08	37.14	0.52	(16.17)	(15.65)	(0.29)	(1.84)	(2.13)	19.36	(44.38)	526,647	1.03		1.04		1.79		38
Year ended 10/31/07	28.26	0.42	8.84	9.26	(0.29)	(0.09)	(0.38)	37.14	33.13	833,977	1.02		1.05		1.30		22
Year ended 10/31/06	21.97	0.25	6.35	6.60	(0.31)	—	(0.31)	28.26	30.32	288,408	1.08		1.12		0.99		37
Year ended 10/31/05	18.34	0.25	3.38	3.63	—	—	—	21.97	19.79	98,912	1.07		1.12		1.16		37

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $1,487,407, $63,445, $118,612, $43,967, $46,966 and $645,306 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of October 3, 2008.
(g)	Annualized.

21        AIM International Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM International Mutual Funds
and Shareholders of AIM International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM International Growth Fund (one of the funds constituting AIM International Mutual Funds, hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 15, 2009
Houston, Texas

22        AIM International Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2]	(10/31/09)	Period[2]	Ratio
A	$1,000.00	$1,257.30	$8.14	$1,018.00	$7.27	1.43%

B	1,000.00	1,252.50	12.38	1,014.22	11.07	2.18

C	1,000.00	1,252.20	12.38	1,014.22	11.07	2.18

R	1,000.00	1,256.40	9.55	1,016.74	8.54	1.68

Y	1,000.00	1,259.00	6.72	1,019.26	6.01	1.18

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23        AIM International Growth Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM International Mutual Funds is required under the Investment Company Act of 1940 to approve annually the renewal of the AIM International Growth Fund (the Fund) investment advisory agreement with Invesco Aim Advisors, Inc. (Invesco Aim) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 16-17, 2009, the Board as a whole, and the disinterested or “independent” Trustees voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2009. In doing so, the Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Aim and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.
The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees that are responsible for overseeing the management of a number of the series portfolios of the AIM Funds. This Sub-Committee structure permits the Trustees to focus on the performance of the AIM Funds that have been assigned to them. The Sub-Committees meet throughout the year to review the performance of their assigned funds, and the Sub-Committees review monthly and quarterly comparative performance information and periodic asset flow data for their assigned funds. These materials are prepared under the direction and supervision of the independent Senior Officer, an officer of the AIM Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management and review with these individuals the performance, investment objective(s), policies, strategies and limitations of these funds.
     In addition to their meetings throughout the year, the Sub-Committees meet at designated contract renewal meetings each year to conduct an in-depth review of the performance, fees, expenses and other matters related to their assigned funds. During the contract renewal process, the Trustees receive comparative performance and fee data regarding the AIM Funds prepared by an independent company, Lipper, Inc. (Lipper), under the direction and supervision of the Senior Officer who also prepares a separate analysis of this information for the Trustees. Each Sub-Committee then makes recommendations to the Investments Committee regarding the fees and expenses of their assigned funds. The Investments Committee considers each Sub-Committee’s recommendations and makes its own recommendations regarding the fees and expenses of the AIM Funds to the full Board. The Investments Committee also considers each Sub-Committee’s recommendations in making its annual recommendation to the Board whether to approve the continuance of each AIM Fund’s investment advisory agreement and sub-advisory contracts for another year.
     The independent Trustees met separately during their evaluation of the Fund’s investment advisory agreement and sub-advisory contracts with independent legal counsel. The independent Trustees were also assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer. One responsibility of the Senior Officer is to manage the process by which the AIM Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. Accordingly, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer recommended that an independent written evaluation be provided and, at the direction of the Board, prepared an independent written evaluation.
     During the annual contract renewal process, the Board considered the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and the sub-advisory contracts. The Board considered all of the information provided to them, including information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any particular factor that was controlling. Each Trustee may have evaluated the information provided differently from another Trustee and attributed different weight to the various factors. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other AIM Funds are the result of years of review and negotiation between the Trustees and Invesco Aim, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
     The discussion below serves as a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, information set forth below is as of June 17, 2009, and does not reflect any changes that may have occurred since that date, including but not limited to changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.	Nature, Extent and Quality of Services Provided by Invesco Aim
The Board reviewed the advisory services provided to the Fund by Invesco Aim under the Fund’s investment advisory agreement, the performance of Invesco Aim in providing these services, and the credentials and experience of the officers and employees of Invesco Aim who provide these services. The Board’s review of the qualifications of Invesco Aim to provide these services included the Board’s consideration of Invesco Aim’s portfolio and product review process, various back office support functions provided by Invesco Aim and its

24	AIM International Growth Fund	continued

affiliates, and Invesco Aim’s equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Aim are appropriate and that Invesco Aim currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement.
     In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Aim and the Fund, as well as the Board’s knowledge of Invesco Aim’s operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Aim and its affiliates continue to take to improve the quality and efficiency of the services they provide to the AIM Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that the quality and efficiency of the services Invesco Aim and its affiliates provide to the AIM Funds in each of these areas support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
B.	Nature, Extent and Quality of Services Provided by Affiliated Sub-Advisers
The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are geographically dispersed in financial centers around the world, can provide research and other information and make recommendations on the markets and economies of various countries and securities of companies located in such countries or on various types of investments and investment techniques. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Aim to utilize the additional resources and talent of the Affiliated Sub-Advisers in managing the Fund.
C.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
     The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Aim or an Affiliated Sub-Adviser and against the Lipper International Multi-Cap Growth Funds Index and the Lipper International Large-Cap Growth Funds Index. The Board noted that the Fund’s performance was in the first quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was above the level of performance of both Indexes for the one, three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance and this review did not change their conclusions. The Board noted that, in response to the Board’s focus on fund performance, Invesco Aim has taken a number of actions intended to improve the investment process for the funds.
D.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Aim or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the Fund’s contractual advisory fee rate was above the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that some comparative data did not reflect the market downturn that occurred in the fourth quarter of 2008.
     The Board also compared the Fund’s effective fee rate (the advisory fee after any advisory fee waivers and before any expense limitations/waivers) to the advisory fee rates of other domestic clients of Invesco Aim and its affiliates with investment strategies comparable to those of the Fund, including one mutual fund advised by Invesco Aim and six mutual funds sub-advised by an Invesco Aim affiliate. The Board noted that the Fund’s rate was (i) above the effective fee rate for the mutual fund advised by Invesco Aim; and (ii) above the sub-adviser effective fee rates for the domestic mutual funds sub-advised by an Invesco Aim affiliate.
     Additionally, the Board compared the Fund’s effective fee rate to the effective fee rates paid by numerous separately managed accounts/wrap accounts advised by an Invesco Aim affiliate. The Board noted that the Fund’s rate was above the rates for the separately managed accounts/wrap accounts. The Board considered that management of the separately managed accounts/wrap accounts by the Invesco Aim affiliate involves different levels of services and different operational and regulatory requirements than Invesco Aim’s management of the Fund. The Board concluded that these differences are appropriately reflected in the fee structure for the Fund.
     The Board noted that Invesco Aim has agreed to reduce the per account transfer agent fee for all the retail funds, including the Fund, effective July 1, 2009. The Board also noted that Invesco Aim has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2010 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.

25 AIM International Growth Fund	continued

     The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services provided by Invesco Aim pursuant to the Fund’s advisory agreement, as well as the allocation of fees between Invesco Aim and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Aim to the Affiliated Sub-Advisers, and that Invesco Aim and the Affiliated Sub-Advisers are affiliates.
     After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the comparative advisory fee information discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.
E.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes seven breakpoints and that the level of the Fund’s advisory fees, as a percentage of the Fund’s net assets, has decreased as net assets increased because of the breakpoints. The Board concluded that the Fund’s advisory fees appropriately reflect economies of scale at current asset levels. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the AIM Funds and affiliates.
F.	Profitability and Financial Resources
The Board reviewed information from Invesco Aim concerning the costs of the advisory and other services that Invesco Aim and its affiliates provide to the Fund and the profitability of Invesco Aim and its affiliates in providing these services. The Board also reviewed information concerning the financial condition of Invesco Aim and its affiliates. The Board reviewed with Invesco Aim the methodology used to prepare the profitability information. The Board considered the overall profitability of Invesco Ltd., the ultimate parent of Invesco Aim and the
Affiliated Sub-Advisers, and of Invesco Aim, as well as the profitability of Invesco Aim in connection with managing the Fund. The Board noted that Invesco Aim continues to operate at a net profit, although the reduction of assets under management as a result of market movements and the increase in voluntary fee waivers for affiliated money market funds have reduced the profitability of Invesco Aim and its affiliates. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Aim and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Aim is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Aim has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under the sub-advisory contracts, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.
G.	Collateral Benefits to Invesco Aim and its Affiliates
The Board considered various other benefits received by Invesco Aim and its affiliates resulting from Invesco Aim’s relationship with the Fund, including the fees received by Invesco Aim and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Aim and its affiliates in providing these services and the organizational structure employed by Invesco Aim and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Aim and its affiliates are providing these services in a satisfactory manner and in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
     The Board considered the benefits realized by Invesco Aim and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through
“soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Aim and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Aim’s and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Aim’s and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of Invesco Aim, these arrangements are consistent with regulatory requirements.
     The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Aim pursuant to procedures approved by the Board. The Board noted that Invesco Aim will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Aim has contractually agreed to waive through at least June 30, 2010, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Aim receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

26          AIM International Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2009:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	0%
Foreign Taxes	$0.0439 Per Share
Foreign Source Income	$0.5820 Per Share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27        AIM International Growth Fund

Supplement to Annual Report dated 10/31/09
AIM International Growth Fund

Institutional Class Shares
The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

Average Annual Total Returns
For periods ended 10/31/09

Inception (3/15/02)	7.90%

5 Years	7.86

1 Year	26.32

Average Annual Total Returns
For periods ended 9/30/09, the most recent calendar quarter-end

Inception (3/15/02)	8.13%

5 Years	8.92

1 Year	2.79

Institutional Class shares have no sales charge; therefore, performance is at net asset value (NAV). Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 1.04%.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 1.05%. The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.
     Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800 451 4246 or visit invescoaim.com.
1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2010. See current prospectus for more information.

Nasdaq Symbol	AIEVX

Over for information on your Fund’s expenses.

This supplement must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
FOR INSTITUTIONAL INVESTOR USE ONLY – NOT FOR USE WITH THE PUBLIC
This material is for institutional investor use only and may not be quoted, reproduced, shown to the public or used in written form as sales literature for public use.
invescoaim.com       IGR-INS-1            Invesco Aim Distributors, Inc.

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

HYPOTHETICAL
(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2]	(10/31/09)	Period[2]	Ratio
Institutional	$1,000.00	$1,260.30	$5.53	$1,020.32	$4.94	0.97%

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM International Growth Fund

Trustees and Officers
The address of each trustee and officer of AIM International Mutual Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company) and Invesco Aim Capital Management, Inc. (registered investment advisor); Director and President, INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC	None

		Formerly: President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936	2003	Retired	None
Trustee

Frank S. Bayley — 1939	2001	Retired	None
Trustee		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars
			Foundation and Executive
			Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling — 1937 Trustee	1991	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950	1998	Retired	None
Trustee

Lewis F. Pennock — 1942	1991	Partner, law firm of Pennock & Cooper	None
Trustee

Larry Soll — 1942	2003	Retired	None
Trustee

Raymond Stickel, Jr. — 1944	2005	Retired	None
Trustee		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers — (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®
		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A

		Formerly: Director, Vice President and Secretary, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management Inc.

		Formerly: Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Vice President, Invesco Institutional (N.A.), Inc. (registered investment advisor); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A

		Formerly: President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer and Managing Director, Invesco Aim Capital Management, Inc.; and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco Aim Private Asset Management, Inc. and The AIM Family of Funds®	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company; and Manager of the Fraud Prevention Department, Invesco Aim Investment Services, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, The AIM Family of Funds®, Invesco Global Asset Management (N.A.), Inc. (registered investment advisor), Invesco Institutional (N.A.), Inc., (registered investment advisor), INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment advisor) and Invesco Senior Secured Management, Inc. (registered investment advisor); and Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A

		Formerly: Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company; and Global Head of Product Development, AIG-Global Investment Group, Inc.

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisors.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	Invesco Aim Advisors, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Suite 100	Suite 100	Suite 2900
	Houston, TX 77046-1173	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. Click the Products & Performance tab at the top of the home page; click Mutual Funds; and then click Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-06463 and 033-44611.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
If used after January 20, 2010, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco AimSM is a service mark of
Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisers for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund’s prospectus for information on the fund’s subadvisers. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.
     It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

invescoaim.com	IGR-AR-1	Invesco Aim Distributors, Inc.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by PWC Related to the Registrant
     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees		Percentage of Fees
		Billed Applicable to		Billed Applicable to
		Non-Audit Services		Non-Audit Services
		Provided for fiscal		Provided for fiscal
	Fees Billed for	year end 2009	Fees Billed for	year end 2008
	Services Rendered to	Pursuant to Waiver of	Services Rendered to	Pursuant to Waiver of
	the Registrant for	Pre-Approval	the Registrant for	Pre-Approval
	fiscal year end 2009	Requirement(1)	fiscal year end 2008	Requirement(1)

Audit Fees	$233,296	N/A	$251,425	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$47,095	0%	$49,217	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$280,391	0%	$300,642	0%
PWC billed the Registrant aggregate non-audit fees of $47,095 for the fiscal year ended 2009, and $49,217 for the fiscal year ended 2008, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax Fees for the fiscal year end October 31, 2009 includes fees billed for reviewing tax returns and consultation services. Tax fees for fiscal year end October 31, 2008 includes fees billed for reviewing tax returns and consultation services.

Fees Billed by PWC Related to Invesco Aim and Invesco Aim Affiliates
     PWC billed Invesco Aim Advisers, Inc. (“Invesco Aim”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco Aim that provides ongoing services to the Registrant (“Invesco Aim Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco Aim and Invesco Aim Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	Aim and Invesco Aim	Billed Applicable to	Aim and Invesco Aim	Billed Applicable to
	Affiliates for fiscal	Non-Audit Services	Affiliates for fiscal	Non-Audit Services
	year end 2009 That	Provided for fiscal year	year end 2008 That	Provided for fiscal year
	Were Required	end 2009 Pursuant to	Were Required	end 2008 Pursuant to
	to be Pre-Approved	Waiver of Pre-	to be Pre-Approved	Waiver of Pre-
	by the Registrant's	Approval	by the Registrant's	Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)

Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco Aim and Invesco Aim Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco Aim and Invesco Aim Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2009, and $0 for the fiscal year ended 2008, for non-audit services rendered to Invesco Aim and Invesco Aim Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco Aim and Invesco Aim Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the AIM Funds (the “Funds”)
Last Amended September 18, 2006
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
On an annual basis, A I M Advisors, Inc. (“AIM”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of AIM.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
PwC advised the Funds’ Audit Committee that PwC had identified following matter for consideration under the SEC’s auditor independence rules.
PwC became aware that certain aspects of investment advisory services provided by a PwC network member Firm’s Wealth Advisory Practice to its clients (generally high net worth individuals not associated with Invesco) were inconsistent with the SEC’s auditor independence requirements of the SEC. The technical violations occurred as a result of professionals of the Wealth Advisory Practice making a single recommendation of an audit client’s product to its clients rather than also identifying one or more suitable alternatives for the Wealth Advisory Practice’s client to consider. The Wealth Advisory Practice also received commissions from the fund manager. With respect to Invesco and its affiliates, there were 33 cases of single product recommendation and 20 cases of commissions received totaling approximately £7,000. These violations occurred over a two year period and ended in November 2007.
It should be noted that at no time did The Wealth Advisory Practice recommend products on behalf Invesco and its affiliates. Additionally, members of the audit engagement team were not aware of these violations or services; the advice provided was based on an understanding of the investment objectives of the clients of the Wealth Advisory Practice and not to promote the Company and its affiliates, and the volume and nature of the violations were insignificant. Although PwC received commissions, PwC derived no economic benefit from the commission as any commissions received were deducted from the time based fees charged to the investor client and created no incentive for PwC to recommend the investment.
PwC advised the Audit Committee that it believes its independence had not been adversely affected as it related to the audits of the Funds by this matter. In reaching this conclusion, PwC noted that during the time of its audits, the engagement team was not aware of the services provided and noted the insignificance of the services provided. Based on the foregoing, PwC did not believe this matter affected PwC’s ability to act objectively and impartially and to issue a report on financial statements as the Funds’ independent auditor, and, believes that a reasonable investor with knowledge of all the facts would agree with this conclusion.
Based upon PwC’s review, discussion and representations above, the audit committee, in its business judgment, concurred with PwC’s conclusions in relation to its independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None
ITEM 11. CONTROLS AND PROCEDURES.
(a)	As of December 15, 2009, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 15, 2009, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM International Mutual Funds
By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer
Date: January 7, 2010
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer
Date: January 7, 2010

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer
Date: January 7, 2010

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.